As filed with the Securities and Exchange Commission
                                on April 17, 2001

                            Registration No. 33-19718
                               File No. 811-03915

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 21

                                       TO

                                    FORM S-6

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                              (Exact Name of Trust)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                2000 Heritage Way
                               Waverly, Iowa 50677
                            (319) 352-4090, ext. 2157
                (Name, Address and Telephone Number of Depositor)

                     Name and complete address of agent for service:

                             Barbara L. Secor, Esq.
                       CUNA Mutual Life Insurance Company
                                2000 Heritage Way
                                Waverly, IA 50677

It is proposed that this filing will become effective (check appropriate box)

     |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on May 1, 2001 pursuant to paragraph (b) of Rule 485
     |_| 60 days after filing pursuant to paragraph (a)(i) of Rule 485 |_| on pursuant to paragraph (a)(i) of Rule 485

Title of Securities: Interest in the Seperate Account issued through Variable Life Insurance Policies.

The index to attached exhibits is found following the signature pages and consents after page II-4.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 Item                   Caption in Prospectus

 1 . . . . . . . . .. The Company Separate Account
 2  . . . . . . . . . The Company
 3  . . . . . . . . . The Company
 4  . . . . . . . . . Distribution of Policies
 5  . . . . . . . . . The Separate Account
 6(a) . . . . . . . . Not Applicable
  (b) . . . . . . . . Not Applicable
 9  . . . . . . . . . Legal Proceedings
10  . . . . . . . . . The Policy
11  . . . . . . . . . Ultra Series Fund
12  . . . . . . . . . Ultra Series Fund
13  . . . . . . . . . Charges and Deductions
14  . . . . . . . . . The Policy
15  . . . . . . . . . The Separate Account
16  . . . . . . . . . Policy Values
17  . . . . . . . . . Other Policy Benefits and Provisions
18  . . . . . . . . . The Policy
19  . . . . . . . . . Not Applicable
20  . . . . . . . . . Not Applicable
21  . . . . . . . . . Not Applicable
22  . . . . . . . . . Not Applicable
23  . . . . . . . . . Not Applicable
24  . . . . . . . . . Not Applicable
25  . . . . . . . . . The Company
26  . . . . . . . . . Charges and Deductions
27  . . . . . . . . . The Company
28  . . . . . . . . . The Company, CUNA Mutual Life Insurance Company
                          Directors and Executive Officers
29  . . . . . . . . . The Company
30  . . . . . . . . . The Company
31  . . . . . . . . . Not Applicable
32  . . . . . . . . . Not Applicable
33  . . . . . . . . . Not Applicable
34  . . . . . . . . . Not Applicable
35  . . . . . . . . . Not Applicable
37  . . . . . . . . . Not Applicable
38  . . . . . . . . . Distribution of Policies
39  . . . . . . . . . Distribution of Policies
40  . . . . . . . . . Not Applicable
41(a) . . . . . . . . Distribution of Policies
42. . . . . .  . . . .Not Applicable
43  . . . . . . . . . Not Applicable
44  . . . . . . . . . The Policy
45  . . . . . . . . . Not Applicable
46  . . . . . . . . . Other Policy Benefits and Provisions
47  . . . . . . . . . Not Applicable
48  . . . . . . . . . The Company
49  . . . . . . . . . The Company
50  . . . . . . . . . Not Applicable
51  . . . . . . . . . The Company, The Policy
52  . . . . . . . . . Ultra Series Fund
53  . . . . . . . . . Federal Income Tax Considerations
54  . . . . . . . . . Financial Statements
55  . . . . . . . . . Not Applicable

CUNA MUTUAL LIFE INSURANCE COMPANY                                    PROSPECTUS
2000 Heritage Way, Waverly, Iowa  50677-9202
(319) 352-4090        (800) 798-5500                                 MAY 1, 2001
--------------------------------------------------------------------------------

This Prospectus describes the MEMBERS(R) Variable Universal Life Policy ("Policy") an individual flexible premium variable universal life insurance policy issued by CUNA Mutual Life Variable Account ("Separate Account") and CUNA Mutual Life Insurance Company ("Company").

The Company designed the Policy to provide insurance for the entire life of the insured as well as an investment element. The Policy's flexibility allows you to provide for changing insurance needs under a single insurance policy. You, as the owner of a Policy, may make the following choices:

(1)  The amount of insurance you desire.

(2)  The size and frequency of premium payments.

(3) How you want your premiums allocated. You may allocate premiums to one or more of the Subaccounts of the Separate Account which in turn invest in one or more of the following Funds:

         o  Ultra Series Fund
                  o  Money Market Fund
                  o  Bond Fund
                  o  Balanced Fund
                  o  Growth and Income Stock Fund
                  o  Capital Appreciation Stock Fund

         o  T. Rowe Price International Series, Inc.
                  o  International Stock Portfolio

         o        MFS(R)  Variable  Insurance  TrustSM ("MFS Variable  Insurance
                  Trust")
                  o MFS(R) Global Governments SeriesSM ("MFS Global Governments Series")
                  o  MFS(R)  Emerging Growth SeriesSM ("MFS Emerging Growth
                     Series")

You may also choose to allocate all or a portion of premium to the Interest Bearing Account, an account held in the general account of the Company. The Company guarantees the principal held within the Interest Bearing Account and will pay interest of at least 4% annually. At its discretion, the Company may pay a higher rate.

(4)   Which death benefit you desire:
      Option 1 is equal to the Specified Amount (or Face Amount) of your Policy Option 2 is equal to the Specified Amount plus the Accumulated Value of your Policy

It may not be advantageous to replace existing insurance with the Policy described in this Prospectus. In addition, a person who currently owns a flexible premium life insurance policy should compare the benefit and cost of purchasing additional life insurance under the existing policy with the benefits and cost of purchasing the Policy described in this Prospectus. Since the charges imposed upon surrender or Lapse during the first nine policy years will be significant, purchase a Policy only if you have the financial capability to keep it In Force for a substantial period.

Please read this prospectus carefully and keep it for future reference. A current prospectus for the Funds accompanies this prospectus.

Unlike credit union and bank accounts, policy value invested in the Separate Account is not insured. Investment in the Separate Account involves certain risks including loss of purchase payment (principal). Your money will not be deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                          PAGE
SUMMARY OF THE POLICY........................................................3

INDEX OF TERMS...............................................................5

THE POLICY...................................................................7
   PREMIUMS..................................................................7
     Applying for a Policy...................................................7
     Flexibility of Premiums.................................................7
     Minimum Death Benefit Guarantee.........................................7
     Target Premium..........................................................7
     Net Premiums............................................................7
   PREMIUMS TO PREVENT LAPSE.................................................7
     Grace Period............................................................7
     Lapse...................................................................7
     No-Lapse Guarantee......................................................7
     Reinstatement...........................................................8
   ALLOCATION OF NET PREMIUMS................................................8
     Dollar Cost Averaging...................................................8
   ULTRA SERIES FUND.........................................................9
   T. ROWE PRICE INTERNATIONAL SERIES, INC...................................9
   MFS VARIABLE INSURANCE TRUST..............................................9
   RESOLVING MATERIAL CONFLICTS.............................................10
   INTEREST BEARING ACCOUNT.................................................11
   CHARGES AND DEDUCTIONS...................................................11
     Fund Changes...........................................................11
     State Premium Taxes....................................................11
     Monthly Deduction......................................................11
     Mortality and Expense Risk Charge......................................12
     Contingent Deferred Sales and Administrative Charges...................12
     Partial Surrender......................................................13
     Transfer Fee...........................................................14
     Federal and State Income Taxes.........................................14
     Duplicate Policy Charge................................................14
     Change of Specified Amount Charge......................................14
   POLICY VALUES............................................................14
     Accumulated Value......................................................14
     Cash Value.............................................................14
     Net Cash Value.........................................................15
     Unit Value Guarantee...................................................15
   POLICY BENEFITS..........................................................15
     Death Proceeds.........................................................15
     Minimum Death Benefit Guarantee........................................16
     Surrender Proceeds.....................................................16
     Maturity Proceeds......................................................17
     Payment of Proceeds/Settlement Options.................................17
   OTHER POLICY BENEFITS AND PROVISIONS.....................................18
     Conditions for Policy Issue............................................18
     Issue Date.............................................................18
     Owner, Beneficiary.....................................................18
     Incontestability.......................................................18
     Right-to-Examine Period................................................19
     Policy Loans...........................................................19
     Transfer of Values.....................................................20
     Change of Allocations..................................................21
     Change of Death Benefit Option.........................................21
     Change of Specified Amount.............................................22
     Conversion/Exchange of Policy..........................................22
     Transfer of Ownership..................................................23
     Collateral Assignments.................................................23
     Effect of Misstatement of Age or Sex...................................23
     Suicide................................................................23
     Dividends..............................................................23
     Suspension of Payments.................................................23
     Accelerated Benefit Option.............................................24
   RIDERS...................................................................25
     Children's Insurance...................................................25
     Guaranteed Insurability................................................25
     Accidental Death Benefit...............................................25
     Automatic Increase.....................................................25
     Other Insured..........................................................25
     Term Insurance.........................................................25
     Disability Waiver of Monthly Deductions................................25
     Waiver of Premium and Monthly Deduction Disability Benefit.............25
     Executive Benefits Plan Endorsement....................................25

THE COMPANY.................................................................26

THE SEPARATE ACCOUNT........................................................26

FEDERAL INCOME TAX CONSIDERATIONS...........................................27
   TAX STATUS OF THE POLICY.................................................27
   TAX TREATMENT OF POLICY BENEFITS.........................................28
   SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS.......................29
   BUSINESS USES OF THE POLICY..............................................29
   POSSIBLE TAX LAW CHANGES.................................................29
   THE COMPANY'S TAXES......................................................29

CUNA MUTUAL LIFE INSURANCE COMPANY DIRECTORS AND EXECUTIVE OFFICERS.........30

ADDITIONAL INFORMATION......................................................31
   STATE REGULATION.........................................................31
   LEGAL PROCEEDINGS........................................................32
   INDEPENDENT ACCOUNTANTS..................................................32
   ACTUARIAL MATTERS........................................................32
   REGISTRATION STATEMENT...................................................32
   DISTRIBUTION OF POLICIES.................................................32
   UNISEX POLICIES..........................................................32

FINANCIAL STATEMENTS........................................................33

APPENDIX A  ILLUSTRATIONS OF POLICY VALUES AND DEATH BENEFITS...............76

APPENDIX B  FIRST YEAR CONTINGENT DEFERRED CHARGES PER $1,000 OF
 SPECIFIED AMOUNT...........................................................86

APPENDIX C  FIRST YEAR CONTINGENT DEFERRED CHARGES PER $1,000 OF
 SPECIFIED AMOUNT UNISEX....................................................88

APPENDIX D  DEATH BENEFIT RATIO.............................................89

                              SUMMARY OF THE POLICY

You should read the following summary of the Policy in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Insured is alive, the Policy is In Force, and there is no outstanding Policy loan.

The Owner has flexibility, within limitations, to determine the frequency and amount of premiums. (See Premiums - Flexibility of Premiums). The Policy does not require the Owner to follow a fixed premium payment schedule. The Company does not guarantee the amount and/or duration of the life insurance coverage and value of the Policy, and the value may increase or decrease to reflect the investment performance of the applicable Subaccounts. Accordingly, the Owner bears the investment risk of any decrease, but reaps the benefit of any increase in the value of the underlying assets.


As long as the Policy remains In Force, the Policy will provide for death proceeds payable to the Beneficiary upon the Insured's death, Accumulated Value, surrender rights, and Policy loan privileges. The Policy will remain In Force so long as Net Cash Value is sufficient to pay certain monthly charges imposed in connection with the Policy, otherwise, after a grace period, the Policy will Lapse without value. (See Premiums to Prevent Lapse, Grace Period, Lapse, No-Lapse Guarantee, and Reinstatement). However, the Company guarantees that the Policy will remain In Force during the first three Policy Years as long as the Owner meets certain requirements related to the required minimum premium during those years. If a Policy Lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% federal penalty tax. (See Tax Status of the Policy). The minimum Specified Amount for which the Company normally will issue a Policy is $50,000 ($10,000 for Issue Ages 65 and over).


Purpose of the Policy. The Policy is designed to provide lifetime insurance benefits and long-term investment of Accumulated Value. A prospective Owner should evaluate the Policy in conjunction with other insurance coverage that he or she may have, as well as his or her needs for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations.

Cancellation Privilege. For a limited time after the Policy is issued, the Owner may cancel the Policy and receive a refund. This refund will equal Accumulated Value on the date the Company receives the returned Policy, plus any charges the Company deducted, minus any Policy Indebtedness. A refund will equal the exact amount of premiums paid if required by applicable state law. (See Other Policy Benefits and Provisions - Right-to-Examine Period).

Premiums. The policy requires an initial premium. After the initial premium, the Owner may select an annual premium plan, and pay premiums in accordance with a schedule. The Owner may vary the amount and frequency and skip planned annual payments. (See Premiums - Flexibility of Premiums).

The initial premium and the minimum premium depend on the Insured's age, sex, and risk class, Specified Amount selected, and any supplemental riders. The Owner may pay premiums after the initial premium at any time while the Policy is In Force, within limits. (See Premiums - Flexibility of Premiums). The Owner may then allocate Net Premiums to the Subaccounts and the Interest Bearing Account.

Charges and Expenses

State Taxes. The Company deducts a charge from premium payments to cover state taxes. The charge deducted is equal to the actual amount of Premium Tax (or tax in lieu of Premium Tax) in the Owner's state of residence. (See Charges and Deductions - State Premium Taxes).

Monthly Deductions. The Monthly Deductions are deducted from Net Cash Value (or, in limited circumstances, the Deferred Charges Account) on each Monthly Day. The Monthly Deductions equal the sum of

         (1) a cost of insurance charge,
         (2) the cost of additional insurance riders and benefits, if any,
         (3) a policy fee of $3 per month for Policies with Issue Ages 0-19 and $6 per month for all remaining Policies, and
         (4) an administrative fee which equals $.45 per thousand dollars of Specified Amount per year.

The administrative fee is assessed only during the first 10 Policy years, or on an increase in Specified Amount, during the first 10 years after the increase. (See Charges and Deductions - Monthly Deduction).

Daily Charges. The Company assesses mortality and expense risk charges against net assets (whether held in the Subaccounts and/or Interest Bearing Account) equal on an annual basis to .9% of the average daily net assets. (See Charges and Deductions - Mortality and Expense Risk Charge).


Fund Expenses. The Fund prospectuses describe the Fund expenses in detail. The table below summarizes the annual Fund expenses (as a percentage of average net assets) for the year ended December 31,2000.

------------------------------------------------ ----------------------- ------------------------------ ---------------------
                                                       Management                    Other               Total Annual Fund
                                                          Fees                     Expenses                   Expenses

------------------------------------------------ ----------------------- ------------------------------ ---------------------
               Money Market Fund                          0.45%                   0.01%                         0.46%
------------------------------------------------ ----------------------- ------------------------------ ---------------------
                   Bond Fund                              0.55%                   0.01%                         0.56%
------------------------------------------------ ----------------------- ------------------------------ ---------------------
                 Balanced Fund                            0.70%                   0.01%                         0.71%
------------------------------------------------ ----------------------- ------------------------------ ---------------------
         Growth and Income Stock Fund                     0.60%                   0.01%                         0.61%
------------------------------------------------ ----------------------- ------------------------------ ---------------------
        Capital Appreciation Stock Fund                   0.80%                   0.01%                         0.81%
------------------------------------------------ ----------------------- ------------------------------ ---------------------
T. Rowe Price International Stock Portfolio(1)            1.05%                   0.00%                         1.05%
------------------------------------------------ ----------------------- ------------------------------ ---------------------
         MFS Global Governments Series                    0.75%                   0.32%(2)(3)                   1.07%
------------------------------------------------ ----------------------- ------------------------------ ---------------------
          MFS Emerging Growth Series                      0.75%                   0.10%(2)(3)                   0.85%
------------------------------------------------ ----------------------- ------------------------------ ---------------------

         (1)  Management fees include operating expenses.


         (2) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 0.84% for Emerging Growth Series and 0.90% for Global Governments Series.


(3) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other
              Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for the Global Government Series.

Partial Surrender Charge. On each partial surrender, the Company may assess a charge equal to the lesser of $25 or 2% of the amount surrendered. These fees are currently waived by the Company.

Contingent Deferred Charges. The Company assesses contingent deferred sales and administrative charges upon full surrender of the Policy during the first 10 Policy years. The charges vary by the age of Insured at issue, sex, and smoking status. In no instance will the charges exceed 30% of the lesser of premiums paid or the guideline annual premium of the Policy. (See Charges and Deductions
- Contingent Deferred Sales and Administrative Charges; and Appendix B).

Transfer Fee. After the fourth transfer in a Policy year, an Owner may be charged $20 per transfer for Accumulated Value transferred between and among the Subaccounts and the Interest Bearing Account. (See Charges and Deductions - Transfer Fee). These fees are currently waived by the Company.

Change of Specified Amount Charge. The Company will assess a $50 charge for each change of Specified Amount after the first request in a Policy year. (See Other Policy Benefits and Provisions - Change of Specified Amount).

Policy Benefits. Two death benefit options are available under the Policy: a level death benefit ("Option 1") and a death benefit that may increase or decrease ("Option 2"). (See Death Benefit Options page 13.) The Owner may change the death benefit option and the Specified Amount. Death Proceeds are available as a lump sum or under a variety of settlement options. (See Policy Benefits - Death Proceeds). Supplemental benefits and/or riders are available. (See Other Policy Benefits and Provisions).

The Owner may surrender the Policy in full at any time. Declining contingent deferred sales and administrative charges are deducted from the proceeds in the event of a full surrender during the first ten Policy years. (See Surrender Proceeds - Policy Surrender).

Within limits, the Owner may also make a partial surrender from the Policy and obtain a Policy loan. The Owner may make a partial surrender so long as the Specified Amount remaining is not less than $40,000 ($8,000 if Issue Age is 65 and over). The Company will assess a charge on each partial surrender. (See Surrender Proceeds - Partial Surrender). Loans may be taken from amounts up to 80% (90% for Virginia residents) of Cash Value, at an 8% interest rate compounded annually. (See Other Policy Benefits and Provisions - Policy Loans).


Transfer of Values. The Owner may transfer Accumulated Value between and among the Subaccounts and the Interest Bearing Account. The Owner may make four transfers a year without charge. (See Other Policy Benefits and Provisions - Transfer of Values). After the fourth transfer, the Owner may be charged $20 per transfer. We currently waive this charge.



The Separate Account. The Separate Account consists of eight Subaccounts. Each Subaccount invests in the corresponding portfolio or series of Ultra Series Fund, T. Rowe Price International Series, Inc., and the MFS Variable Insurance Trust.


The Interest Bearing Account. As an alternative to the Separate Account, the Owner may allocate or transfer all or a portion of the Accumulated Value to the Interest Bearing Account, which guarantees a specified minimum rate of return. (See Interest Bearing Account).

Illustrations. Illustrations in this prospectus or used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

Tax Considerations. The Company anticipates that the Policy will be considered a life insurance contract under federal income tax law, so that the Death Benefit Proceeds paid to the Beneficiary will not be subject to federal income tax. However, due to lack of guidance from tax authorities, it is uncertain whether Policies issued on a substandard basis would be considered life insurance contracts for this purpose.


Depending on the total amount of premiums that the Owner pays, the Owner's Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, then Partial Withdrawals, surrenders, and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any Partial Withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on Partial Withdrawals, surrenders, and loans taken before the Owner reaches age 59 1/2. The Owner should consult a qualified tax adviser for assistance in all tax matters involving the Owner's Policy.


Conversion/Exchange Right. At any time within 24 months after the Issue Date, the Owner may exchange the Policy for a policy of permanent fixed benefit insurance or for any other policy that the Company may agree to issue on the life of the Insured. The Owner also may transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new policy. (See Other Policy Benefits and Provisions - Conversions/Exchange Privilege).

Owner Inquiries. If you have questions, you may write or call the Company at 2000 Heritage Way, Waverly, Iowa 50677-9202, 1-800-798-5500.

                                 INDEX OF TERMS

We have tried to use simple, clear language as much as possible in this prospectus. However, the very nature of the contract requires certain technical words or terms. We have described those terms throughout the prospectus. In addition, the following is a brief explanation of some of the terms used in the Policy.

Accumulated Value. The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.

Age. The number of completed years from the Insured's date of birth.

Attained Age. Age of the Insured on the most recent Policy Anniversary.

Beneficiary.  Person  or  entity  named  to  receive  all or part  of the  Death
Proceeds.

Cash Value.  Accumulated Value minus Deferred Charges, but not less than zero.

CUNA  Mutual  Group.  CUNA  Mutual  Insurance  Society,   its  subsidiaries  and
affiliates, including the Company.

Death Benefit Ratio. The ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.

Death Proceeds. Amount to be paid if the Insured dies while the Policy is In Force.

Face Amount. Under death benefit option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under death benefit option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

Fund. An investment portfolio (sometimes called a Series) of the Ultra Series Fund, the T. Rowe Price International Series, Inc. or the MFS Variable Insurance Trust.

Home Office. The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677-9202

In Force. Condition under which the Policy is active and the Insured's life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.

Indebtedness. Policy loans plus accrued interest on the loans.

Insured. Person whose life is insured under the Policy.

Issue Age. Age of Insured at the time the Policy was issued.

Issue Date. The date from which Policy Anniversaries, Policy years, and Policy months are determined.

Lapse. Condition when the Insured's life is no longer insured under the Policy.

Loan Account. A portion of the Company's general account into which amounts are transferred from the Separate Account as collateral for Policy loans.

Monthly Day. Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.

Net Asset Value. The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.

Net Premiums. Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).

Owner (you, your). The Owner as named in the application. The Owner may be other than the Insured.

Policy Anniversary. Same day and month as the Issue Date for each year the Policy remains In Force.

Premium Tax. An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner's state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner's mailing address as shown in the Company's records. The term "in lieu of Premium Tax" means any income and any franchise tax assessed by a state as a substitute for Premium Tax.

Record Date. The date the Company records the Policy on its books as an In Force Policy.

Separate Account. CUNA Mutual Life Variable Account, a segregated investment account of CUNA Mutual Life Insurance Company into which Net Premiums may be allocated. The Owner bears the investment risk for amounts allocated to Separate Account Subaccounts.

Specified Amount. The amount chosen by the Owner which is used to determine the Face Amount.

Target Premium. The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by .60.

Unit Value. The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.

Valuation Day. For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

Valuation Period. The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

                                   THE POLICY
Premiums

Applying for a Policy. To purchase a Policy, the Owner must complete an application and submit it to an authorized representative. The Owner must also pay an initial premium as further described below. The Owner must pay the Initial Premium during the lifetime of the Insured, on or before the Issue Date. All premiums after the Initial Premium must be paid to the Home Office.

Flexibility of Premiums. The Policy provides for a planned annual premium determined by the Owner. The Owner is not required to pay premiums in accordance with the planned schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. The Owner may pay premiums after the initial premium at any time while the Policy is In Force.

The initial premium must be at least equal to one-twelfth (1/12th) of the minimum premium.

The minimum premium is the minimum annual amount that, if paid each year for the first three Policy years, will keep the no-lapse guarantee in effect for that time. The specifications page of the Policy will indicate the minimum premium.

The Company reserves the right to refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, the Company will only accept that portion of the premium which would make total premiums equal the maximum. The Company will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

The Company reserves the right to refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the premium.

Minimum Death Benefit Guarantee. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date, the Policy will not Lapse during those years. (See Policy Benefits - Minimum Death Benefit Guarantee.)

Target Premium. The Target Premium will be shown on each Policy. Generally, it is determined by dividing the minimum premium by .60, and is stated on the specifications page of the Policy.

Net Premiums. Net Premiums are premiums paid less any charge for state Premium Taxes (or taxes in lieu of Premium Taxes). The amount of this deduction varies by amount of premium and by state of residence of the Owner. (See Charges And Deductions - State Premium Taxes.)

Premiums to Prevent Lapse

Grace Period. If the Net Cash Value on any Monthly Day is less than the amount needed to pay the Monthly Deduction, and the no-lapse guarantee or minimum death benefit guarantee is not in effect, the Company will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed. To avoid the Policy lapsing at the end of the grace period, the Owner must: (1) pay sufficient premium to increase the Net Cash Value to zero by the end of the grace period, or (2) if prior to the third Policy Anniversary, and no requested increase in Specified Amount was made, either the above amount or the amount needed to qualify for the no-lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-lapse guarantee.

Lapse. If the premium due is not paid during the grace period, the Policy will Lapse without value. If the Insured dies during the grace period, the overdue charges will be deducted from the Death Proceeds.

No-Lapse Guarantee. If at all times during the first three Policy years the sum of the premiums received to date, less all partial surrenders and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-lapse guarantee is voided.

In cases where the no-lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Accumulated Value from the Deferred Charges Account will be used to pay the Monthly Deduction. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.) Deferred Charges are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. The Company will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted. (See Charges And Deductions - Monthly Deduction.)

Reinstatement. The Owner may ask to have a Lapsed Policy reinstated. The Company will make reinstatement based upon the original terms of the Policy if the following conditions are met:

         o the Owner requests the Company to reinstate the Policy within five years after the end of the grace period;

         o the request is in writing;

         o satisfactory evidence of insurability is provided to the Company (the Cost of Insurance rates following reinstatement will be based upon the risk classification of the reinstated Policy);

         o payment of an amount sufficient to increase the Net Cash Value to zero by the end of the grace period, assuming no investment gains or losses,

         o the Owner pays the amount of the Monthly Deductions due on the first three Monthly Days after the reinstatement is effective; and

         o if Lapse occurs during the twelve months following the Issue or an Increase, the Owner pays an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on the date of reinstatement, computed as if the Lapse had not occurred.

The reinstatement will become effective immediately upon the Company's approval of the reinstatement. The Company will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on the date of Lapse or Deferred Charges on the date of reinstatement, computed as if the Policy had not Lapsed. After reinstatement, the Deferred Charges will be handled as if the Lapse had not occurred.

Allocation of Net Premiums

All Net Premiums are allocated among the Subaccounts and the Interest Bearing Account. The Owner determines what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. Any allocation to a Subaccount or the Interest Bearing Account must be at least 5% of amount applied and only whole percentages are permitted.

Allocation of initial premium payments will be handled as follows:

If the initial premium is received before the Record Date, it is held in the Company's general account. If a Policy is subsequently issued, interest is credited on the net initial premium (initial premium less charge for State Premium Tax) at a rate of at least 4% compounded annually. The Company may, at its sole discretion, credit interest at a rate in excess of 4%. On the first Valuation Day following the Record Date, this Net Premium plus interest from the Issue Date, and less Monthly Deductions and amounts held in the Deferred Charges Account are allocated to the Subaccounts of the Separate Account and the Interest Bearing Account in the percentages established by the Owner and recorded on the application for the Policy. (See Charges And Deductions - Monthly Deduction and Contingent Deferred Sales and Administrative Charges.) These allocation percentages apply to future Net Premiums until the allocation is changed by the Owner. (See Other Policy Benefits and Provisions - Change of Allocations.)

Dollar Cost Averaging. Through the dollar cost averaging program, an Owner may purchase units of the Subaccounts at regular intervals in fixed dollar amounts. The fixed dollar amount will purchase more units when the value of a Subaccount is low and fewer units when the value of a Subaccount is high. Over time, the cost per unit averages out to be not as high as if all purchases had been made at the highest cost and not as low as if all purchases had been made at the lowest cost. Dollar cost averaging reduces the risk of making purchases only when prices are high. It does not assure profit or protect against loss in declining markets. Owners interested in the dollar cost averaging program should consider their ability to maintain steady purchases at times when prices are low.

The dollar cost averaging request form permits an Owner to make transfers each month from the Money Market Subaccount to any other Subaccount and to the Interest Bearing Account. The minimum transfer is $200 per month. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be in whole percentages. The transfer is made on the 20th day of each month if that day is a Valuation Day. If the 20th is not a Valuation Day, the transfer will be made on the next Valuation Day. Once elected, dollar cost averaging remains in effect until the earliest of: (1) the Money Market Subaccount is depleted to zero; (2) the Owner cancels the election (by written notice or by telephone or fax if the Company has the Owner's telephone and fax authorization form on file); or (3) for three successive months, the amount in the Money Market Subaccount has been insufficient to implement the dollar cost averaging instructions the Owner has given to the Company. The Company will notify the Owner when dollar cost averaging is no longer in effect. There is no additional charge for using dollar cost averaging. The Company reserves the right to discontinue offering the dollar cost averaging facility at any time and for any reason.

The Separate Account invests in shares of open-end management investment companies of the series type with one or more investment portfolios or series. Each investment company is registered with the Securities and Exchange Commission ("SEC").

The Separate Account invests in Class Z shares of the Ultra Series Fund. The Separate Account, CUNA Mutual Group qualified retirement plans, and two other separate accounts of the Company are shareholders of the Ultra Series Fund. Other Separate Accounts of the Company or separate accounts of other affiliated and unaffiliated life insurance companies and qualified retirement plans may also invest in the Ultra Series Fund. The Separate Account also invests in shares of the MFS Variable Insurance Trust and the T. Rowe Price International Series, Inc. (See The Separate Account.)

The paragraphs below summarize the investment objectives and policies of each Fund. There is no assurance that any Fund will achieve its stated objectives. More detailed information, including a description of risks and expenses, may be found in the prospectuses for the Ultra Series Fund, the T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust which follow this prospectus. Please read these prospectuses carefully and retain them for future reference.

Ultra Series Fund


The Ultra Series Fund is a fund with classes of shares within each of five investment portfolios. MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.) serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Currently, the Ultra Series Fund offers five Funds as investment options under the Policies.


Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable Net Asset Value of $1.00 per share.


Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, primarily through investment in a diversified portfolio ofincome bearing debt securities. It principally invests in securities of intermediate term maturities.

Balanced Fund. This Fund seeks a high total return through the combination of income and capitalappreciation. It pursues this objective by investing in the types of common stocks owned by the Capital Appreciation Stock and Growth and Income Stock Funds, the type of bonds owned by the Bond Fund, and the type of money market instruments owned by the Money Market Fund.


Growth and Income Stock Fund. This Fund seeks long-term growth of capital with income as a secondary consideration. It pursues this objective by investing in common stocks of companies with financial and market strengths and long-term records of performance.


Capital   Appreciation   Stock  Fund.  This  Fund  seeks  a  long-term   capital
appreciation. It pursues this objective by investing in common stocks, including those of smaller companies and of companies undergoing significant change.


T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio. This Fund seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


T. Rowe Price International, Inc. ("Price International") serves as the investment adviser to the T. Rowe Price International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of the T. Rowe Price International Series, Inc. Price International is the successor to Rowe Price-Fleming International, Inc., ("Price-Fleming") a joint venture with Robert Fleming Holdings, Ltd. founded in 1979. In 2000, Price-Fleming became wholly owned by T. Rowe Price Associates, Inc.


MFS Variable Insurance Trust

MFS Global Governments Series. This Fund seeks income and capital appreciation.


MFS Emerging Growth Series. This Fund seeks to provide long-term growth of capital.


Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the MFS Global Governments Series and MFS Emerging Growth Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of the MFS Variable Insurance Trust. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) Financial Services Holdings, Inc. which, in turn, is a wholly owned subsidiary of Sun Life Assurance Company of Canada.

Availability of the Funds. The Separate Account purchases shares of the T. Rowe Price International Stock Portfolio, MFS Global Governments Series, and MFS Emerging Growth Series in accordance with separate participation agreements between the Company and T. Rowe Price International Series, Inc. and MFS Variable Insurance Trust, as appropriate. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Policy value to the Subaccount investing in that Fund.

The Company has entered into agreements with the investment managers or advisers of several of the Funds under which the investment manager or adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of the Company) in the Funds managed by that manager or adviser. These fees are in consideration for administration services provided to the Funds by the Company. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

Resolving Material Conflicts

Shares of the Funds, other than Ultra Series Fund, are sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus.

As with other Funds, Ultra Series Fund sells shares in "mixed funding" arrangements. In addition, it sells shares directly to qualified pension and retirement plans sponsored by CUNA Mutual Group. In the future, it is possible that Ultra Series Fund may sell shares in "shared funding" arrangements. As with other funds, in the event of material conflicts, the Company will consider what action may be appropriate, including removing an Ultra Series Fund Portfolio from the Variable Account or replacing it with another Portfolio or Fund. Certain risks associated with mixed funding and with the sale of shares to CUNA Mutual Group plans are disclosed in the Ultra Series Fund Statement of Additional Information.

Addition, Deletion or Substitution of Investments. The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in the Company's judgment, further investment in any Fund should become inappropriate, the Company may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the Investment Company Act of 1940 ("1940 Act") or other applicable law, the Company will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.


The Company also reserves the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. The Company may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by the Company. Some subaccounts may also be closed to certain classes of owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in the sole discretion of the Company, marketing, tax, or investment conditions warrant.


In the event of any such substitution or change, the Company (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If an Owner objects to the change, the Owner may exchange the Policy for a fixed benefit whole life insurance policy then issued by the Company. The new policy will be subject to normal underwriting rules and other conditions determined by the Company. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to the Owner of the investment policy change. The Owner may also Surrender the Policy. (See Policy Benefits - Surrender Proceeds.)

If the Company considers it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of the Company. In addition, the Company may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

Interest Bearing Account

The Interest Bearing Account is an investment option under the Policy. Under this option, premiums may be allocated and values transferred to the general account of the Company. Assets attributable to the Interest Bearing Account are subject to the claims of the Company's general creditors. Net premiums allocated and values transferred to the Interest Bearing Account will earn interest at a rate of no less than 4% annually, with the Company crediting a higher rate solely at its discretion. (See Other Policy Benefits and Provisions - Transfer of Values.)

Charges and Deductions

Fund Charges. Charges made by the Funds are discussed in the Funds' prospectuses and in their statements of additional information available from the address shown on the first page of this prospectus. Charges and deductions for state Premium Taxes and charges against the Separate Account and the Interest Bearing Account are described below.

State Premium Taxes. The Company makes a deduction from premiums for Premium Taxes (or taxes in lieu of Premium Taxes) charged by the Owner's state of residence. The Company determines the Owner's state of residence by his or her mailing address as shown on Company records. The initial percentage of reduction for state taxes is shown on the specifications page of the Policy.

Monthly Deduction. The Monthly Deduction due on each Monthly Day will be the sum of:

         o the Cost of Insurance for that month; plus

         o the monthly Policy fee; plus

         o the monthly administrative fee; plus

         o the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is made by redeeming the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, the Company will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been exhausted.

In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by the Company if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 5% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Cost of Insurance. The Company will determine a Cost of Insurance ("COI") rate to be used on each Monthly Day. The Cost of Insurance rate for the Policy will be determined by the Insured's Attained Age, sex, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled Unisex Policies.) Attained Age means Age on the most recent Policy Anniversary. COI rate charges will depend on the Company's expectations as to future mortality experience. The monthly COI rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, the Company may charge less than these rates. While not guaranteeing to do so, the Company intends to charge less than the guaranteed maximum insurance rates after the 10th Policy year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables, Age last birthday.

The COI is determined by multiplying the COI rate by the net amount at risk for a Policy. Under death benefit option 2, the net amount at risk is always the Specified Amount. Under death benefit option 1, the net amount at risk is the Specified Amount less the Accumulated Value. For a Policy where there has been an increase in the Specified Amount, the COI rate applicable to the initial Specified Amount is usually different from that for the increase. Likewise, there is a net amount at risk associated with the initial Specified Amount and the increase. The net amount at risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the net amount at risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Accumulated Value is first used to offset the initial Specified Amount, and any Accumulated Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

Monthly Policy Fee. The monthly Policy fee is a fee the Company charges to compensate it for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

Monthly Administrative Fee. The Company assesses an administrative fee of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse the Company for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. The fee will not be decreased in the event of a Specified Amount decrease. This fee is charged only during the first 10 Policy years of the Policy or, on an increase in Specified Amount, during the first 10 Policy years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

Cost of Additional Benefits. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.

Mortality and Expense Risk Charge. The Company deducts daily a mortality and expense risk charge of .00002466% of the Policy's Net Asset Value in the Separate Account (and the Policy's Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to 0.9% of the daily value of the net assets of the Separate Account (and the value in the general account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by the Company is that the actual expense will be greater than that expected by the Company. The Company has primary responsibility for all administration for the Policy, the Separate Account and the Interest Bearing Account. Such administration includes, among other things, Policy issuance, underwriting, maintenance of Policy records, Policy service, and all accounting, reserves calculations, regulatory and reporting requirements, and audit of the Separate Account. If proceeds from this charge are not needed to cover mortality and expense risks, the Company may use proceeds to finance distribution of the Policies or for any other lawful purpose.

Contingent Deferred Sales and Administrative Charges. To reimburse the Company for sales expenses and Policy issue expenses, the Company deducts contingent deferred sales and administrative charges ("Deferred Charges") from the proceeds in the event of a complete surrender of the Policy during the first ten years. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy years 2 through 9 is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. In no instance will the charge exceed 30% of the lesser of premiums paid or the "guideline annual premium." The "guideline annual premium" is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy In Force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return. If you would like to obtain the guideline annual premium specific to your contract, please contact the Company.

The Deferred Charges vary by the Age of Insured , sex, and smoking status. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix B.

The Company will use the contingent deferred administrative charge to recover the first-year costs of underwriting and issuing the Policy. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy years. The Company will not deduct any Deferred Charges from the proceeds in the event of a partial surrender of the Policy.

The Deferred Charges generally build up monthly during the first Policy year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy year is:

              Beginning                      Percentage of
             Policy Year              Deferred Charges Remaining
             -----------              --------------------------
                 2                               95%
                 3                               90%
                 4                               85%
                 5                               75%
                 6                               65%
                 7                               50%
                 8                               35%
                 9                               20%
                10+                               0%

At the time the Policy is issued, the first month's portion of the Deferred Charges is placed in a non-segregated portion of the general account of the Company, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with the Company crediting additional interest, at its option, from time to time. At the next Monthly Day, taking into account the interest earned, the Company will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

The Company will do the same for each month of the first Policy year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in subsequent years. The transfers will continue until the Deferred Charges equal premiums required in the first year to completely fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

The Company will release on the first Monthly Day of the second Policy year the amount in the Deferred Charges Account in excess of 95% of the first Policy year Deferred Charges, taking into account the interest earned. This process continues each Policy year until the 10th Policy year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. The Company will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

         o     to pay surrender charges upon full surrender of the Policy;

         o to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

         o to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy year, additional amounts will be transferred to the Deferred Charges Account. This process of using Deferred Charges to pay the Monthly Deduction will continue every Monthly Day that: (1) there is insufficient Net Cash Value to pay the Monthly Deduction; and (2) the no-lapse guarantee or minimum death benefit guarantee are in effect; and (3) the Policy is not beyond the ninth Policy year. An administrative charge of $300 may be charged if an owner elects to receive an accelerated benefit while terminally ill.

Partial Surrender. If a Partial Surrender is made, the Company will not deduct any Contingent Deferred Sales or Administrative Charges, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial surrender. These fees are currently waived by the Company.

Transfer Fee. An Owner may transfer a Policy's Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, the Company allows four transfers in each Policy year without charge. After four transfers in any given Policy year, the Company may deduct $20 per transfer from the amount transferred. (See Other Policy Benefits and Provisions - Transfer of Values.) These fees are currently waived by the Company.

Federal and State Income Taxes. Other than Premium Taxes (and taxes in lieu of Premium Taxes), no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event the Company should determine that any such taxes will be imposed, the Company may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.

Duplicate Policy Charge. You can obtain a certification of your policy at no charge. There will be a $30 charge for a duplicate policy.

Change of Specified Amount Charge. The Company will assess a $50 charge for each change in Specified Amount after the first in a Policy year.

Policy Values

Accumulated Value. The Accumulated Value of the Policy is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of the Company's general account into which is transferred an amount equal to any Policy loans. (See Other Policy Benefits and Provisions - Policy Loans.) The Deferred Charges Account is part of the Company's general account in which Policy values are held in support of the deferred sales and administrative charges. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

Accumulated Value will increase whenever there is:
         o        an investment gain in any Subaccount;
         o interest credited to the Policy for amounts held in the Deferred Charges Account and/or Interest Bearing Account;
         o interest credited to the Policy for any loan amounts held in the Loan Account;
         o        additional premium paid; or
         o        Policy dividends paid into the Subaccounts.

Accumulated Value will decrease whenever there is:
         o        an investment loss in any Subaccount;
         o        a Monthly Deduction;
         o        a partial surrender; or
         o a charge made for reallocating Net Cash Value between the Subaccounts or between the Interest Bearing Account and Subaccounts. The amount reallocated would be reduced by the amount of the transfer charge.

Accumulated Value will neither increase nor decrease when:
         o        a Policy loan is either disbursed or repaid; or
         o amounts are transferred between any Subaccount and either the Deferred Charges Account or the Loan Account, or when amounts are transferred among the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

The Owner may, at any time, surrender or partially surrender the Policy for some or all of its Net Cash Value (Accumulated Value less Deferred Charges and Indebtedness). In addition, the Owner can borrow at any time up to 80% (90% for Virginia residents) of the Policy's Cash Value (Accumulated Value less current Deferred Charges). The written consent of all assignees and Irrevocable Beneficiaries, if any, must be furnished before the Company will release either loan or surrender proceeds.

The value in a Subaccount attributable to a Policy is equal to the number of units that the Policy has in each Subaccount, multiplied by the Unit Value of that Subaccount. Because the Separate Account purchases shares of the Fund, the value of the Subaccounts will reflect the investment advisory or advisory/administrative fee and other expenses incurred by the Fund.

The Unit Value of each Subaccount was originally set at $10 for the first Valuation Period. The Unit Value may increase or decrease from one Valuation Period to the next. The Unit Value will vary between Subaccounts.

Cash Value. The Cash Value at any time is equal to the Accumulated Value less any Deferred Charges which would be applicable if the Policy were surrendered at that time. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

Net Cash Value. The Net Cash Value at any time is equal to the Cash Value less any Policy Indebtedness. (See Other Policy Benefits and Provisions - Policy Loans.) This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy (see Policy Benefits - Surrender Proceeds) or when the Policy matures (see Policy Benefits - Maturity Proceeds).

Policy Benefits

Death Proceeds

Payment of Death Proceeds. When the Company receives proof of the Insured's death in writing on a form satisfactory to the Company, the Company will pay the Death Proceeds to the Beneficiary. If no Beneficiary survives the Insured, The Company will pay the Death Proceeds to the Owner, if living, or to the Owner's estate.

The Company will pay Death Proceeds payable to an estate in one sum. The Company will pay Death Proceeds payable to other beneficiaries in one sum unless another settlement option is selected. If the Owner, Beneficiary, or payee is not a natural person, any Death Proceeds due will be applied only under settlement options consented to by the Company.

Interest will accumulate from the Insured's date of death until a lump sum payment is made or until a settlement option is effective. Each year the Company determines the interest rate. The rate will not be less than 3.5% per year.

During the Insured's lifetime, the Owner may direct that the Company pay the Death Proceeds under one of the settlement options. The Company must receive the written consent of all Irrevocable Beneficiaries prior to the selection. After the Insured's death, if the Owner did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

(See Other Policy Benefits and Provisions - Payment of Proceeds/Settlement Options.)

An accelerated payment of a portion of the eligible death benefit may be elected if the Insured is terminally ill. (See Other Policy Provisions, Definitions - Accelerated Benefit Option.)

Death Benefit Options 1 and 2. The Owner may select one of two death benefit options. The Owner's selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Proceeds are equal to:

      o the Face Amount on the date of death; plus

      o any premiums received after date of death; minus

      o Policy Indebtedness.

The Face Amount, however, differs under the two death benefit options.

Under Death Benefit Option 1, the Face Amount is the greater of:

      o The Specified Amount, or

      o The Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

Under Death Benefit Option 2, the Face Amount is the greater of:

      o The Specified Amount plus the Accumulated Value on the date of death, or

      o The Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix D. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

The illustrations in Appendix A show how the death benefit option affects Policy values. Illustrations 1, 2, 5 and 6 assume death benefit option 1 is in effect. Illustrations 3, 4, 7, and 8 assume death benefit option 2 is in effect.

The Owner may change from one death benefit option to the other. (See Other Policy Benefits and Provisions - Change of Death Benefit Option.)

Minimum Death Benefit Guarantee

The minimum death benefit guarantee provides that the Company will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial surrenders and Policy loans, is at least equal to the monthly target premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is generally determined by dividing the minimum premium by 0.60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will remain In Force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly target premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.

The Target Premium will be increased or decreased, as appropriate, when the Owner requests the following: increase or decrease in the Specified Amount, change in the death benefit option, or adds or deletes riders.

If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. Notice of this loss will be mailed to the Owner, after which the Owner has 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60-day grace period, the minimum death benefit guarantee cannot be reinstated.

Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the Monthly Deduction during the first nine Policy years. (See Charges and Deductions - Contingent Deferred Sales and Administrative Charges.) During those years, any Monthly Deduction remaining after amounts in the Deferred Charges Account have been exhausted will be waived. In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived. (See Charges and Deductions - Monthly Deduction.)

Surrender Proceeds

Policy Surrender. The Owner may Surrender the Policy for its Net Cash Value. The Owner must obtain the written consent of all assignees or Irrevocable Beneficiaries prior to any partial or total surrender. The Company may require the return of the Policy.

The surrender date of the Policy is the date the Company receives a written request for surrender at the Home Office in a form satisfactory to the Company and containing all necessary signatures. The Company will determine the Net Cash Value as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance will terminate as of the surrender date.

To reimburse the Company for sales expenses and Policy expenses incurred at issue, contingent deferred sales and administrative charges will be deducted from the proceeds in the event of a complete surrender of the Policy during the first nine Policy years.

(See Charges and Deductions - Contingent Deferred Sales and Administrative Charges.)

Partial Surrender. The Owner may also surrender a portion of the Policy for an amount less than the full Net Cash Value. The effective date of such partial surrender will be the date the partial surrender request is received at the Home Office. The Company will not deduct any contingent deferred sales or administrative charges in the case of a partial surrender, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial surrender. The Owner may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the surrender is to be made. If no specification is made, the Company will withdraw the surrendered amount from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If there are insufficient values to follow these percentages, the partial surrender amount will be withdrawn on a pro rata basis based on values in the Subaccounts and Interest Bearing Account. The partial surrender fee will be deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis unless otherwise directed by the Owner. No partial surrender will be allowed if the Specified Amount remaining would be less than $40,000 ($8,000 if Issue Age is 65 and over). (For limits applicable to Policies sold to employee benefit plans, see Unisex Policies.) This partial surrender fee is currently waived by the Company.

Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either death benefit option 1 or option 2, a partial surrender will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under death benefit option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial surrender under death benefit option 2.

If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly COI and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly COI is less than it would have been without the surrender.

Payment will be made within seven days of the surrender or partial surrender date unless a suspension of payments is in effect. (See Other Policy Benefits and Provisions - Suspension of Payments.) (For information on possible tax effects of partial surrenders, see Tax Treatment Of Policy Proceeds.)

Maturity Proceeds

The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date, and the Owner will receive maturity proceeds equal to the Net Cash Value as of that date.

Payment of Proceeds/Settlement Options

Settlement options other than lump sum payments are available for Death Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Proceeds. (See Policy Benefits - Death Proceeds and Payment of Proceeds/Settlement Options.) Proceeds payable to other than a natural person will be applied only under settlement options agreed to by the Company. The four available settlement options are as follows:

         1) Interest Option. The Policy proceeds may be left at interest with the Company during the lifetime of the payee. The interest rate is determined each year by the Company. It is guaranteed to be not less than the settlement option rate of interest shown on the specifications page contained in the Policy.

The payee may choose to receive interest payments either once a year or once a month unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

        2) Installment Option. The proceeds may be left with the Company to provide equal monthly installments for a specified period. No period can be greater than 30 years. The interest the Company guarantees to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by the Company.

The  payee  may  withdraw  the  present  value  of  any   remaining   guaranteed
installments, but only if this right was given at the time the option was selected.

         3) Life Income - Guaranteed Period Certain. The proceeds may be left with the Company to provide monthly installments for as long as the original payee lives. A guaranteed period may be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

Guaranteed periods which may be selected are:

         o 10 years.

         o 20 years.

         o A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option.

It is also possible to take the life income without a guaranteed period. In such case, the monthly installment amount will depend on the Age and sex of the original payee on the date of the first payment.

Dividends, if any, will be payable as determined by the Company.

         4) Joint and Survivor Life. The proceeds may be left with the Company to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

The minimum amount that can be applied under settlement options 2, 3 and 4 is that amount which will provide monthly installments of at least $25.

Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide.

The selection of an additional annuity purchase must be in writing and on file at the Home Office. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is on or after the later of the 10th Policy Anniversary or the annuitant's 55th birthday.

The Company may, at its option, provide for additional settlement options or delete any of the settlement options described above. Monthly installment amounts for settlement options selected for use in conjunction with unisex Policies will not be based on the sex of the Insured.

OTHER POLICY BENEFITS AND PROVISIONS

Conditions for Policy Issue

The minimum Specified Amount for this Policy is $50,000 ($10,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of Age. The Company requires evidence of insurability satisfactory to it before issuing a Policy. In some cases, this evidence will include a medical examination. Smoker rates are determined based on Age, sex, and duration. Higher rates are charged if the Company determines that for some reason the Insured is a higher mortality risk. Nonsmoker rates are charged for nonsmokers over the Age of 19 who have completed and returned to the Company a Nonsmoker Statement, and when required by underwriting guidelines, a Part 2 Health Statement. (For limits on Specified Amount and factors considered in determining the COI rate for Policies sold to employee benefit plans, see Unisex Policies.)

Issue Date

The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

Owner, Beneficiary

The Owner is named in the application. The Owner may be other than the Insured.

One or more Beneficiaries may be named in the application. Beneficiaries may be classified as primary or contingent. If no primary Beneficiary survives the Insured, payment will be made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless the Owner directs otherwise. If no Beneficiary survives the Insured, the Death Proceeds will be paid to the Owner, if living, or to the Owner's estate.

The Owner may change the Beneficiary while the Insured is living. The written consent of all Irrevocable Beneficiaries must be obtained prior to such change. To make a change, the Owner must provide the Company with a written request satisfactory to the Company. The request will not be effective until the Company records it. After the request is recorded, it will take effect as of the date the Owner signed the request. The Company will not be responsible for any payment or other action it takes before it records the request. The Company may require the Policy be returned for endorsement of the Beneficiary change.

Incontestability

The incontestability provision in the Policy, which prevents the Company from denying coverage for misrepresentation after the Policy has been In Force for two years, applies only to the initial Specified Amount designated in the application. The incontestability period for any amount over and above the initial Specified Amount is governed by its own two-year incontestability period to which such additional amount is attributable.

While the Policy is contestable, the Company may rescind the policy (to treat the Policy as though it had never been issued) or defend a claim only on the basis of a material misrepresentation in the application. A misrepresentation is material if, on the basis of correct and complete information in the application, the Company would have:

         o declined the application;

         o issued the Policy at a higher premium; or,

         o issued the Policy on some other basis than applied for.

If a Policy is reinstated, it is incontestable after it has been In Force during the Insured's lifetime for two years from the date of reinstatement. This contestable period applies only to statements made in the application for reinstatement.

If the Policy is rescinded pursuant to the incontestability or suicide provisions of the Policy, rescission proceeds payable to the Owner shall be equal to:

         o charges deducted for state Premium Taxes (or taxes in lieu of Premium Taxes); plus

         o the total amount of Monthly Deductions and any other charges deducted from Accumulated Value; plus

         o the Accumulated Value on the date the refund is calculated; minus

         o Indebtedness.

Right-to-Examine Period

The Owner may cancel the Policy before the latest of the following three events:

         o 45 days after the date of the application;

         o 20 days after the Company has personally delivered or has sent the Policy and a Notice of Right of Withdrawal to the Owner by first class mail; or,

         o 20 days after the Owner receives the Policy.

To cancel the Policy, the Owner must mail or deliver the Policy to the representative who sold it or to the Company at its Home Office. Unless prohibited by state law the refund will include:

         o All charges for state taxes deducted from premiums; plus

         o Total amount of Monthly Deductions; plus


         o Any other charges taken from the Accumulated Value; plus


         o The Accumulated Value on the date the Company received the returned Policy; minus

         o Any Policy indebtedness.

If required by state law, the refund amount will be equal to the total of all premiums paid for the policy.

If there is an increase in Specified Amount and such increase is not the result of the Automatic Increase Rider or change in death benefit option, the Owner will be granted a right-to-examine period, with respect to the increase. The Owner may request a cancellation of the increase during the right-to-examine period. The Owner will then receive a refund (if actual payment was received) or a credit. A credit will be made to the Policy's Accumulated Value allocated among the Subaccounts and Interest Bearing Account as if it were Net Premium, equal to all Monthly Deductions attributable to the increase in Specified Amount, including rider costs arising from the increase. The refund or credit will be made within seven days after the Company receives the request for cancellation on the appropriate form containing all necessary signatures. Net Premiums paid upon application of and after an increase in Specified Amount will be allocated to the Subaccounts and/or the Interest Bearing Account and will not be refunded following cancellation of the increase. Owners who request an increase in Specified Amount should take this into consideration in deciding whether to make any premium payments during the right-to-examine period for the increase. (See Other Policy Benefits and Provisions - Change of Specified Amount.)

Policy Loans

Application For Loan. The Owner can borrow up to 80% (90% for Virginia residents) of the Policy's Cash Value. The Owner must obtain the written consent of all assignees and Irrevocable Beneficiaries before the loan is made. The Policy will be the sole security for the Policy loan.

The loan date is the date a written loan request containing the necessary signatures is received at the Home Office. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payment is in effect. (See Other Policy Provisions - Suspension of Payments.)

An amount equal to the loan will be withdrawn from the Subaccounts and/or Interest Bearing Account and transferred to the Loan Account until the loan is repaid. The Subaccounts and/or Interest Bearing Account subject to the withdrawal may be specified by the Owner. If no specification is made, the loan amount will be withdrawn in the same percentages as Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If the Owner makes a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as the Owner specified, the loan amount will be withdrawn from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Policy Loan Interest. Interest is payable on Policy loans at 8% compounded annually. This rate is subject to change by the Company.

Interest accrues on a daily basis from the loan date. Interest is due and payable at the end of each Policy year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

Policy values transferred to the Loan Account to secure Policy loans earn interest at the rate of 6% compounded annually.

Repayment of Policy Loans. Any Indebtedness may be repaid while the Policy is In Force before the death of the Insured or before surrender. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and Interest Bearing Account in the same manner as premiums are allocated.

Transfer of Values

The Owner may transfer Accumulated Value from certain Subaccounts to other Subaccounts and to the Interest Bearing Account. A transfer may be requested in writing or by an authorized telephone transaction. A written request to transfer amounts must be made on a form satisfactory to the Company and contain the original signature of the Owner. The written request will take effect on the day the written notice is received at the Home Office.

Transfers from a Subaccount to another Subaccount or to the Interest Bearing Account may be made at any time. The amount transferred to a Subaccount must be at least of the amount transferred and must be in whole percentages.

An Owner may make transfers from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary.

The first four transfers in a Policy year are free. The Company may charge $20 for the fifth and each additional transfer in a Policy year. This fee is currently being waived by the Company.


An Owner's telephone or fax request to transfer amounts will be honored pursuant to a valid telephone and fax authorization on file at the Home Office. An Owner may change the telephone and fax authorization or may request that it be terminated. The change or termination is effective when received in the Home Office. Please note that the use of the facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing our home office.


The Company will exercise reasonable care to prevent unauthorized telephone transactions. For example, the Company will:

         o record calls requesting transfers;
         o ask the caller questions in an attempt to determine if the caller is the Owner;
         o transfer funds only to other Subaccounts and to the Interest Bearing Account; and
         o send a written  confirmation of each transfer.

If the Company uses reasonable procedures and believes the instructions to be genuine, the Owner is at risk of loss if someone gives unauthorized or fraudulent information to the Company.

A request to transfer amounts from one or more Subaccounts to other Subaccounts and/or the Interest Bearing Account or from the Interest Bearing Account to one or more Subaccounts which is received prior to 3:00 p.m. Central Standard Time or the close of the New York Stock Exchange, whichever is earlier, will take effect on the day the request is received. Transfer requests received after that time will be processed the following Valuation Day. All transfers requested on the same Valuation Day are considered one transfer for purposes of the transfer fee.

An Owner who is unable to contact the Company by telephone must submit the transfer request in writing. An Owner is more likely to experience difficulty in contacting the Company by telephone during periods of unusual economic or market changes.

The Company reserves the right to discontinue allowing telephone and fax transfers at any time and for any reason. In the event the Company discontinues this privilege, it will send written notice to all Owners who have current and valid telephone and fax authorizations on file. Such discontinuance will become effective on the fifth Valuation Day following mailing of the notice by the Company.

The Company further reserves the right to restrict the ability to transfer amounts among Subaccounts and/or the Interest Bearing Account if the Company feels such action is necessary to prevent the Owner from being considered the Owner of the assets of the Separate Account.

Change of Allocations

The Owner may request a change in the allocation of future Net Premiums in writing or by telephone. (See Allocation of Net Premiums.) The Owner may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account in writing or by telephone. (See Charges And Deductions
- Monthly Deduction.) Any allocation to, or withdrawal from, a Subaccount or Interest Bearing Account must be at least 1% of Net Premiums and only whole percentages are allowed.

Allocation changes requested by telephone or fax will be followed only if the Owner has a telephone or fax authorization on file at the Home Office. (See Other Policy Benefits and Provisions - Transfer of Values.)

A telephone or fax request to change allocation of premiums will be effective for the first premium payment on or following the date the request for change is received at the Home Office. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received at the Home Office.

Change of Death Benefit Option

The Owner may change the death benefit option. The change will become effective on the first Monthly Day after a written request satisfactory to the Company is received at the Home Office. The Company reserves the right to require evidence of insurability as a condition to change the death benefit option.

If the change is from death benefit option 1 to death benefit option 2, the Specified Amount will be reduced by the amount of the Accumulated Value on the effective date of the change. This change will not alter the amount of the Policy's death benefit at the time of the change, but will affect how the death benefit is determined from that point on. The death benefit will vary with Accumulated Value from that point on, unless the death benefit derived from application of the Death Benefit Ratio applies. (See Policy Benefits - Death Proceeds.) No change from death benefit option 1 to death benefit option 2 will be allowed if the resulting Specified Amount would be less than $40,000 ($8,000 if Issue Age is 65 and over). (For limits applicable to Policies sold to employee benefit plans, see Unisex Policies.)

If the change is from death benefit option 2 to death benefit option 1, the Specified Amount will be increased by the amount of the Accumulated Value on the effective date of the change. This change does not alter the amount of the
Policy's Face Amount at the time of the change, but will affect the determination of the Face Amount from that point on. The Face Amount as of the date of the change becomes the new Specified Amount and will remain at that level, unless the Face Amount derived from application of the Death Benefit Ratio applies.

The insurance goals of the Owner determine the appropriate death benefit option. Owners who prefer to have favorable investment results and greater than scheduled premiums show up partly in the form of an increased death benefit should choose death benefit option 2. Owners who are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing Cash Values should choose death benefit option 1.

A change of death benefit option will also change the COI for the duration of the Policy. The COI on any Monthly Day is equal to the Face Amount minus the Accumulated Value, multiplied by the COI rate. The COI rate is the same under both options, but the difference between Face Amount and Accumulated Value varies inversely with Accumulated Value under option 1, but is constant under option 2, unless the Face Amount derived from application of the Death Benefit Ratio applies.

Change of Specified Amount

The Specified Amount may be changed at any time after the first Policy year. If more than one change is requested per policy year, the Company will charge $50 for each request after the first request. Changes must be requested in writing and are subject to the conditions below:

Decreases. After the decrease, the Specified Amount must be at least $50,000 ($10,000 for Issue Ages 65 and over). (For limits applicable to Policies sold to employee benefit plans, see Unisex Policies.) The decrease will become effective on the same Monthly Day or the following day the request is received at the Home Office. For purposes of determining the COI, the decrease will be applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they become effective. Such a decrease does not result in reduced Deferred Charges.

Increases. A supplemental application must be filed, and the Owner must provide the evidence of insurability satisfactory to the Company. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase. These provisions are described on page 18.

When an increase in Specified Amount occurs, the Owner will be given a right-to-examine and conversion/exchange right on the increase. In the event of exercise of the exchange right with respect to an increase in Specified Amount (See Other Policy Benefits and Provisions - Conversion/Exchange of Policy), the amount of Cash Value transferable to the new Policy shall be limited to the amount allocated to the increase in the Specified Amount.

The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).

If the Specified Amount is increased after the Issue Date, additional Deferred Charges will be incurred and released as though a new Policy had been issued for the amount of the increase. In no instance, however, will the additional deferred sales charge exceed the lesser of 30% of the guideline annual premium for the increase or of the Cash Value and premiums paid which are allocable to the increase. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from death benefit option 2 to death benefit option 1.

If the Specified Amount is increased upon request of an Owner, a separate monthly administrative fee will be assessed. This separate monthly administrative expense charge will be calculated in the same manner as for the initial Specified Amount. No additional monthly administrative fee will be assessed due to an increase in Specified Amount as a result of the Automatic Increase Rider.

The Company reserves the right to require the payment of additional premiums in an amount equal to the minimum premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase, as a condition of allowing an increase where the Cash Value allocated to the increase is insufficient to support the increase. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

The rating class assigned to an increase in Specified Amount may result in the use of Cost of Insurance charges different than the Cost of Insurance rate charged on the original Specified Amount.

Conversion/Exchange of Policy

The Policy may be exchanged any time within 24 months after the Issue Date for a policy of permanent fixed benefit insurance, or for any other policy which the Company may agree to issue on the life of the Insured. "Fixed benefit insurance" means any permanent plan of insurance providing benefits which do not depend on the investment experience of a Separate Account. No evidence of insurability is required. All Indebtedness must be repaid before the change is made.

The exchange will be effective when the Company receives:

        o written request for the Policy exchange or change signed by the Owner;

        o surrender of the Policy; and

        o payment of any required costs.

The new policy will have the same Issue Date, Issue Age, and risk classification as the Policy. The new policy will have either the same death benefit or the same net amount at risk as the Policy on the exchange date. The exchange will be subject to an equitable adjustment in payments and Cash Values to reflect differences, if any, between the Policy and the new policy. It will be subject to normal underwriting rules and other conditions determined by the Company. If there is an increase in Specified Amount and such increase is not the result of a change in death benefit option or Automatic Increase Rider, the Owner will be granted an exchange privilege with respect to the increase, subject to the conditions and principles applicable to an exchange of the entire policy. The Owner will also have the option to transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new Policy. (See Other Policy Benefits and Provisions - Change of Specified Amount.)

Transfer of Ownership

The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The notice of transfer must be in writing and filed at the Home Office. The transfer will take effect as of the date the notice was signed. The Company may require that the Policy be sent in for endorsement to show the transfer of ownership.

The Company is not responsible for the validity or effect of any transfer of ownership. The Company will not be responsible for any payment or other action the Company has taken before having received written notice of the transfer.

Collateral Assignments

The Owner may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained prior to such assignment. The assignment must be in writing and filed at the Home Office. The assignment will then take effect as of the date the notice was signed.

The Company is not responsible for the validity or effect of any collateral assignment. The Company will not be responsible for any payment or other action the Company has taken before having received the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom the Owner gives some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership.

Effect of Misstatement of Age or Sex

If the Insured's Age or sex has been misstated, the amount payable and other benefits will be adjusted without regard to the two-year contestability period. The death benefits payable will be adjusted based on what the COI charge for the most recent Monthly Day would have purchased based on the current Age and sex.

Suicide

Suicide of the Insured, while sane or insane, within two years of the Issue Date, is not covered by the Policy. If the Insured does commit suicide, the amount payable will be calculated as described in the Policy's incontestability section describing rescission proceeds.

Dividends

While the Policy is In Force, it will share in the divisible surplus of the Company. The Policy's share is determined annually by the Company. It is payable annually on the Policy Anniversary. The Owner may select to have dividends paid into the Subaccounts and the Interest Bearing Account as Net Premiums or to have dividends paid in cash. If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. The Company currently does not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, the Company projects annual dividends equal to 0.61% of the Accumulated Value at the end of the policy year, plus $39 per Policy. For each Policy year 21 and after the Company project annual dividend equal to 1.01% of the Accumulated Value at the end of the policy year plus $39 per Policy. For Issue Ages 0-19, the projected dividends are the same as those for Ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not guaranteed. They are reflected in Illustrations 1, 3, 5 and 7 of Appendix A.

Suspension of Payments

For amounts allocated to the Separate Account, the Company may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, and take a Policy loan when:

         1) the New York Stock Exchange is closed other than for customary weekend and holiday closings;
         2) during periods when trading on the Exchange is restricted as determined by the SEC;
         3) during any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets; or,
         4) during any other period permitted or required by order of the SEC for the protection of investors.


To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request. Death Proceeds may be deferred for up to 60 days from the date the Company receives proof of death.


Accelerated Benefit Option

The Company will advance up to 50% of a Policy's eligible death benefit, subject to a $250,000 maximum per Insured, if the Company receives satisfactory proof that the Insured is terminally ill and if the Owner elects to receive an accelerated payment of the death benefit. The Accelerated Benefit Option
Endorsement (Endorsement) refers to terminal illness as a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. Accumulated Value is excluded from the calculation of the eligible death benefit. If an Owner elects to receive an accelerated benefit, the Company will assess an administrative charge (of no more than $300) and will deduct interest on the amount being accelerated. As a result, the amount payable to the Beneficiary at death is reduced by an amount greater than the amount received by the Owner as an accelerated benefit. The accelerated benefit is available only in states which have approved the Endorsement and may vary from state to state. The tax consequences of accelerated benefits is uncertain and a tax advisor should be consulted. (See Tax Treatment of Policy Proceeds.)

Reports To Owners. The Company will confirm any of the following within seven days:

o the receipt of any Net Premium (except premiums received before Record Date or by preauthorized check); any change of allocation of Net Premiums or Monthly Deduction;

o any transfer between Subaccounts; any loan, interest repayment, or loan repayment; any partial surrender; any return of premium necessary to comply with applicable maximum premium limitations; and,

o any restoration to Cash Value following exercise of the right-to-examine privilege for an increase in Specified Amount. Upon request, an Owner shall be entitled to a receipt of any premium payment including those made by preauthorized check.

The Company will also mail to the Owner, at the last known address of record, a report containing such information as may be required by any applicable law or regulation, and a statement for the Policy year showing all transactions previously confirmed, all Monthly Deductions and transfers into and out of the Deferred Charges Account, and any credit to the Separate Account of interest on amounts held in the Loan Account or Deferred Charges Account.

The Company will send to the Owner a confirmation within seven days of any of the following:

o    exercise of the right-to-examine privilege,
o    an exchange of the Policy or increase in Specified Amount,
o    full surrender of the Policy, and
o    payment of Death Proceeds.

Voting Rights. The Company will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. The Company will vote shares for which it has not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as the Company votes shares for which it has received instructions. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or the Company otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

The Owner shall have the voting interest under a Policy. The number of votes the Owner has a right to instruct will be calculated separately for each Subaccount. The Owner shall have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes available to an Owner will coincide with the date established by the fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the fund in which that Subaccount invests.

The Company may, when required by state insurance regulatory authorities, vote shares of a fund without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a fund, or investment objectives of a fund, or to approve or disapprove an investment advisory contract for a fund. In addition, the Company itself may, under certain circumstances, vote shares of a fund without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment policy, or the investment adviser or the principal underwriter of a Fund. For example, the Company may vote against a change if the Company in good faith determines that the proposed change is contrary to state or federal law or the Company determines that the change would not be consistent with the investment objectives of a fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by other Separate Accounts of the Company.

Riders

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. The Company reserves the right to stop offering the riders mentioned below and to offer additional riders.

Children's Insurance. The rider provides level term insurance to Age 23 of the child or Age 65 of the parent, if sooner, on the children of the Owner. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age
23. This rider may be converted without evidence of insurability on each Insured child's 23rd birthday or at Age 65 of the owner, if sooner.

Guaranteed Insurability. This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

Accidental Death Benefit. This rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the Accidental Death Benefit is payable to Age 70.

Automatic Increase. This rider provides for automatic increases in the Policy's Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured's 55th birthday. A tax adviser should be consulted to determine whether the automatic increases provided by this rider could cause the Owner's Policy to become a Modified Endowment Contract.

Other Insured. This rider provides level term insurance. The "other Insured" could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured's 65th birthday.

Term Insurance. This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured's 95th birthday or upon termination of the Policy. This rider is not available to UltraVers-ALL LIFESM Policies.

Disability Waiver of Monthly Deductions. This rider provides that, during the Insured's total disability, the Company will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

Waiver of Premium and Monthly Deduction Disability Benefit. Like the rider just described, this rider provides that, during the Insured's total disability, the Company will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that the Company will contribute additional premium. The amount of additional premium the Company will contribute will be shown on the specifications page for the rider. The maximum amount the Company will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday at which time the rider terminates. This rider is not available to UltraVers-ALL LIFESM Policies.

Executive Benefits Plan Endorsement. This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the deferred charges on the policy to which it is attached subject to the following conditions:

         1. the policy is surrendered and the proceeds are used to fund a new policy provided through CUNA Mutual Life Insurance
              Company or an affiliate;
         2.   the contract (policy) is owned by a business or trust;
         3.   the new contract (policy) is owned by the same entity;
         4. the annuitant (insured) under the contract (policy) is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);
         5. the annuitant (insured) under the new contract is also a selected manager or highly compensated employee;
         6. we receive an application for the new contract (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two contract (policy) years, we reserve the right to charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

                                   THE COMPANY

CUNA Mutual Life Insurance Company is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office is located at 2000 Heritage Way, Waverly, Iowa 50677-9202. The Company, organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, the Company changed its name to "Century Life of America." On January 1, 1997, the Company changed its name to "CUNA Mutual Life Insurance Company."

On July 1, 1990, the Company entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705-4456. The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union movement, and the sharing of certain resources and facilities. At the current time, all of the directors of the Company are also directors of CUNA Mutual and many of the senior executive officers of the Company hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective Owners retain their voting rights. CUNA Mutual and its subsidiaries and affiliates, including the Company are referred to herein as "CUNA Mutual Group."


As of December 31, 2000, the Company had more than $5 billion in assets and $14.9 billion of life insurance In Force. Effective November 2000 and through the date of this Prospectus, A.M. Best rated us A (Excellent) for financial stability and operating performance. Effective October 2000 and through the date of this Prospectus, Fitch (formerly Duff & Phelps) rated us AA (Very Strong) for insurer financial strength. A from A.M. Best is the 3rd highest rating out of a possible 16. AA from Fitch is the 3rd highest rating out of a possible 22. These are the most recent ratings available as of the date of this Prospectus. Periodically, the rating agencies review our ratings. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this Prospectus.


The objective of A.M. Best's rating system is to evaluate the factors affecting overall performance of an insurance company. Then provide an opinion of a company's financial strength and ability to meet its contractual obligations relative to other companies in the industry. The evaluation includes both quantitative and qualitative analysis of a company's financial and operating performance.


Fitch (formerly Duff & Phelps Credit Rating Co.) rates insurance companies on their financial strength and capacity to meet senior obligations to policyholders. It bases these ratings on its assessment of the economic fundamentals of the company's principal lines of business, competitive position, management capability, regulatory solvency and the company's asset and liability management practices.

The Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.) (the investment adviser to the Ultra Series Fund). CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation owns CUNA Brokerage Services, Inc.


                              THE SEPARATE ACCOUNT

The Company established the Separate Account on August 16, 1983. Its IRS Employer Identification number is 42-0388260. The Separate Account will receive and invest Net Premium payments made under the Policy. In addition, the Separate Account may receive and invest purchase payments for other variable life insurance policies issued now or in the future by the Company.

Although the assets in the Separate Account are the property of the Company, the assets in the Separate Account attributable to the Policies are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. The Company has the right to transfer to the general account any assets of the Separate Account which are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to the Company for mortality and expense charges.

The Separate Account is divided into Subaccounts. In the future, additional Subaccounts may be added. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account has been registered with the SEC as a unit investment trust under the 1940 Act and meets the definition of a Separate Account under the federal securities laws. Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa. The Separate Account's fiscal year ends on December 31.

The Company does not guarantee the investment performance of the Separate Account. Accumulated Value of Policies will vary daily with the value of the assets under the Separate Account and depending upon the death benefit option chosen. The Death Proceeds may also vary with the value of the assets under the Separate Account. To the extent that the Death Proceeds payable upon the death of the Insured exceed the Accumulated Value of the Policy, such amounts are general obligations of the Company and payable out of the general account of the Company.

The Company may, from time to time, offer other policies which may be similar to those offered herein. The Company will act as custodian of the assets of the Separate Account.

                        FEDERAL INCOME TAX CONSIDERATIONS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and is not intended to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, the Company believes that Policies issued on a standard premium class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and Accumulated Value, have not been explicitly addressed in published rulings. While the Company believes that the Policies do not give Owners investment control over Separate Account assets, the Company reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary.

Federal,  state  and  local  transfer,  estate,   inheritance,   and  other  tax
consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in the same manner as surrenders and withdrawals.


A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.


If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income.


Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the 10th Policy Anniversary is less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. The Owner's investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, the Owner's investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.


Policy Changes, Transfers and Exchanges. Changes to a Policy's death benefit option or Face Amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.


Multiple Policies. All Modified Endowment Contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. Owners should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See page 23 for more information regarding the Endorsement.)

Special Rules for Pension and Profit-Sharing Plans

If a Policy is  purchased  by a  pension  or  profit-sharing  plan,  or  similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. The Company reports this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's Accumulated Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

Business Uses of the Policy


Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If an Owner is purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, he or she should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued new guidance on split dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.



Alternative Minimum Tax

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax.


Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

The Company's Taxes

Under current federal income tax law, the Company is not taxed on the Separate Account's operations. Thus, currently the Company does not deduct charges from the Separate Account for its federal income taxes. The Company reserves the right to charge the Separate Account for any future federal income taxes that it may incur.

Under current laws in several states, the Company may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, the Company may deduct charges for such taxes.

       CUNA MUTUAL LIFE INSURANCE COMPANY DIRECTORS AND EXECUTIVE OFFICERS

Name                                                         Occupation
Directors
James C. Barbre                 1994-Present                 ACT Technologies, Inc.
                                                             President/Chief Operating Officer
                                1985-1993                    Self-employed consultant in carpet
                                                             Manufacturing and distribution in Dalton, GA

Robert W. Bream                 1991-Present                 United Airlines Employees Credit Union
                                                             President/Chief Executive Officer

James L. Bryan                  1974-Present                 Texans Credit Union
                                                             President/Chief Executive Officer

Loretta M. Burd                 1987-Present                 Centra Credit Union
                                                             President/Chief Executive Officer


Ralph B. Canterbury             2000                         Retired
                                1965-2000                    US Airways Federal Credit Union
                                                             President


Rudolf J. Hanley                1982-Present                 Orange County Teachers Federal Credit Union
                                                             President/Chief Executive Officer

Jerald R. Hinrichs              1990-Present                 Hinrichs & Associates
                                                             Insurance Marketing Consultants
                                                             Owner/President

Michael B. Kitchen              1995-Present                 CUNA Mutual Life Insurance Company*
                                                             President and Chief Executive Officer
                                1992-1995                    The CUMIS Group Limited
                                                             President/Chief Executive Officer

Brian L. McDonnell              1977-Present                 Navy Federal Credit Union
                                                             President/Chief Executive Officer

C. Alan Peppers                 1992-Present                 Denver Public Schools Credit Union
                                                             President/Chief Executive Officer


Omer K. Reed                    1997-Present                 Pentegra Dental Group, Inc.
                                                             Chairman of the Board
                                1959-1997                    Self-employed dentist


Neil A. Springer                1994-Present                 Springer & Associates, L.L.C.
                                                             Managing Director
                                1992-1994                    Slayton International, Inc.
                                                             Senior Vice President

Farouk D.G. Wang                1987-Present                 University of Hawaii at Manoa
                                                             Director of Buildings and Grounds Management

Larry T. Wilson                 1974-Present                 Coastal Federal Credit Union
                                                             President/Chief Executive Officer

Executive Officers

Wayne A. Benson                 1997 - Present               CUNA Mutual Life Insurance Company*
                                                             Chief Officer - Sales and Marketing


Larry H. Blanchard              1996-Present                 CUNA Mutual Life Insurance Company
                                                             Senior Vice President - Communications and Public
                                                             Relations


Michael S. Daubs                1973-Present                 CUNA Mutual Life Insurance Company*
                                                             Chief Officer - Investments
                                                             MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
                                                             President

James M. Greaney                1998-Present                 CUNA Mutual Life Insurance Company*
                                                             Chief Officer - Credit Union Enterprise

Jeffrey D. Holley               1999-Present                 CUNA Mutual Life Insurance Company
                                                             Chief Financial Officer


Steven Haroldson                1999-Present                 CUNA Mutual Life Insurance Company
                                                             Chief Technology Officer


Michael B. Kitchen              1995-Present                 CUNA Mutual Life Insurance Company*
                                                             President and Chief Executive Officer
                                1992-1995                    The CUMIS Group Limited
                                                             President and Chief Executive Officer


Reid A. Koenig                  1999-Present                 CUNA Mutual Life Insurance Company
                                                             Chief Officer - Operations

                                1994-Present                 Vice President - Members Services


Daniel E. Meylink, Sr.          1983-Present                 CUNA Mutual Life Insurance Company*
                                                             Chief Officer - Members Enterprise



Faye A. Patzner                 1999-Present                 CUNA Mutual Life Insurance Company
                                                             Senior Vice President and General Counsel

    * The Company entered into a permanent affiliation with the CUNA Mutual on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual. The most recent position has been given for those persons who have held more than one position with the Company or CUNA Mutual Insurance Society during the last five year period. Each person has business addresses at both 2000 Heritage Way, Waverly, Iowa 50677-9202, and 5910 Mineral Point Road, Madison, Wisconsin 53705-4456.

                             ADDITIONAL INFORMATION

STATE REGULATION

The Company is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National
Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

LEGAL PROCEEDINGS

The Company and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.

INDEPENDENT ACCOUNTANTS


The financial statements for 2000 and 1999 included herein and elsewhere in the Registration Statement have been included in reliance upon the reports of PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, independent accountants, and upon the authority of said firm as experts in accounting and auditing. The financial statements for fiscal year ended December 31, 1998 have been audited by other auditors.


ACTUARIAL MATTERS

Actuarial matters included in this prospectus have been examined by Scott Allen, FSA, MAAA Product Manager Variable Products, CUNA Mutual Life Insurance Company, Waverly, Iowa, as stated in the opinion filed as an exhibit to the Registration Statement.

REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

DISTRIBUTION OF POLICIES

Questions regarding the Policy should be directed to CUNA Brokerage Services, Inc., Office of Supervisory Jurisdiction, 2000 Heritage Way, Waverly, Iowa, 50677-9202, (800) 798-5500, (319) 352-4090. Its IRS employer identification number is 39-1437257. CUNA Brokerage Services, Inc. is wholly-owned by CUNA Mutual Investment Corporation which in turn is wholly-owned by CUNA Mutual. CUNA Brokerage Services, Inc., 5910 Mineral Point Road, Madison, Wisconsin, 53705-4456, the principal underwriter for the Policy is a broker/dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. CUNA Mutual Life Insurance Company, the issuer of the Policy, entered into a permanent affiliation with CUNA Mutual on July 1, 1990. The Policies will be sold through registered representatives who will be paid first-year and renewal commissions for their services.

The Company may pay sales commissions to broker-dealers up to an amount equal to 8.5% of the total premiums paid under the Policy. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. The Company also may pay other distribution expenses such as agents' insurance and pension benefits, agency expense allowances, and overhead attributable to distribution. In addition, the Company may from time to time pay or allow additional promotional incentives in the form of cash or other compensation. These distribution expenses do not result in any additional charges under the Contracts that are not described under CHARGES AND DEDUCTIONS.

UNISEX POLICIES

The U.S. Supreme Court ruled in the 1983 Norris decision that employer-sponsored benefit plans (employee benefit plans) are a "privilege of employment" and as such, males and females must receive equal benefits. Policies sold to employee benefit plans which must comply with this decision will be governed by all the provisions described in this prospectus, and by the following provisions.

The COI rates will be determined as previously set forth except that sex shall not be considered. These unisex monthly COI rates will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates which is contained in the Policy.

Deferred Charges will vary by Issue Age, Specified Amount, and in the case of deferred sales charge, smoker status. The Deferred Charges for unisex Policies (including Policies sold to Owners other than employee benefit plans) are shown in the table in Appendix C.

The minimum Specified Amount is $25,000 ($10,000 for Issue Ages 65 and over). Requested reductions in Specified Amount cannot go below these amounts. Specified Amounts reduced as a result of a partial surrender or a change in death benefit option cannot go below $20,000 ($8,000 for Issue Ages 65 and over). The Company may waive this minimum from time to time. In deciding whether to waive this minimum, the Company will consider the required and minimum contributions under a qualified plan, the size of the group involved, and the difference between the proposed Specified Amount and the required minimum, as well as other factors.

Because unisex mortality tables are used for this Policy, misstatement of sex cannot result in a material misrepresentation by the Owner. Accordingly, neither the Policy nor the Death Proceeds will be modified as a result of misstatement of sex.

Illustrations of Policy values and accumulations based on unisex Cost of Insurance rates for 35 and 50 year old nonsmokers may be obtained without cost from the address shown on the first page of this prospectus.

The Accelerated Benefit Option feature is not available to employee benefit plans. Unisex Policies sold to Owners other than employee benefit plans will be governed by the terms of this prospectus (other than the provisions in this section) except that Deferred Charges will not vary by sex, unisex Cost of Insurance rates will be used, and no correction to or modification of the Policy or Death Proceeds will be made as a result of misstatement of sex. It is anticipated that unisex Policies will be sold to Owners other than employee benefit plans only if required by law or regulation. The Company does not currently anticipate offering the Policy for sale in states requiring the use of unisex COI rates.

FINANCIAL STATEMENTS

The financial statements for the Company are immediately following the financial statements of the Separate Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policy and should not be considered as bearing on the investment performance of the Separate Account.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                              Financial Statements

                                December 31, 2000

                       (With Independent Auditors' Report)


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2000

                                                                                                                        Capital
                                          Money                                                    Growth and        Appreciation
                                         Market               Bond              Balanced          Income Stock           Stock
Assets:                                Subaccount          Subaccount          Subaccount          Subaccount         Subaccount
Investments in Ultra Series Fund:
   (note 2)

Money Market Fund,
   7,324,893 shares at net asset
   value of $1.00 per share
   (cost $7,324,893)                    $7,324,893         $        --       $         --       $          --        $         --

Bond Fund,
   411,407 shares at net asset
   value of $10.15 per share
   (cost $4,269,359)                            --           4,177,196                 --                  --                  --

Balanced Fund,
   3,878,284 shares at net asset
   value of $20.45 per share
   (cost $60,239,910)                           --                  --         79,307,881                  --                  --

Growth and Income Stock Fund,
   3,141,759 shares at net asset
   value of $33.41 per share
   (cost $70,119,363)                           --                  --                 --         104,973,049

Capital Appreciation Stock Fund,
   1,883,824 shares at net asset
   value of $26.39 per share
   (cost $33,612,489)                           --                  --                 --                  --          49,720,419
                                        ----------          ----------        -----------         -----------         -----------
     Total assets                        7,324,893           4,177,196         79,307,881         104,973,049          49,720,419
                                        ----------          ----------        -----------         -----------         -----------

Liabilities:
Accrued adverse mortality and
   expense charges                           5,134               2,970             56,340              74,042              35,331
                                        ----------          ----------        -----------         -----------         -----------
     Total liabilities                       5,134               2,970             56,340              74,042              35,331
                                        ----------          ----------        -----------         -----------         -----------
     Net assets                         $7,319,759          $4,174,226        $79,251,541        $104,899,007         $49,685,088
                                        ==========          ==========        ===========         ===========         ===========

Policyowners Equity:
    Net Assets: Type 1                  $3,919,922         $4,022,613        $77,147,784        $101,650,022         $47,823,905
    Outstanding units: Type 1 (note 5)     186,629            135,177          1,518,716           1,240,154           1,462,722
    Net asset value per unit: Type 1        $21.00             $29.76              $50.80             $81.96              $32.70
                                        ==========          ==========        ===========         ===========         ===========

    Net Assets: Type 2                  $3,399,837           $151,613         $2,103,757          $3,248,985          $1,861,183
    Outstanding units: Type 2 (note 5)     323,794             14,143            202,479             322,640             173,456
    Net asset value per unit: Type 2        $10.50             $10.72             $10.39              $10.07              $10.73
                                        ==========          ==========        ===========         ===========         ===========


See accompanying notes to financial statements.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Assets and Liabilities, continued
                                December 31, 2000

                                         Mid-Cap       International      Global          Emerging          High          Developing
                                          Stock            Stock        Governments        Growth          Income           Markets
Assets:                                Subaccount       Subaccount      Subaccount       Subaccount      Subaccount       Subaccount
Investments in Ultra Series Fund:
   (note 2)

Mid-Cap Stock Fund,
   52,173 shares at net asset
   value of $13.77 per share
   (cost $659,446)                        $718,453    $         --       $       --   $          --       $       --       $     --

Investments in T. Rowe Price
International Series, Inc.:
   International Stock Portfolio,
   611,600 shares at net asset
   value of $15.07 per share
   (cost $8,888,023)                            --       9,216,815               --              --               --             --

Investments in MFS(R) Variable Insurance TrustSM:

   Global Governments Series,
   62,939 shares at net asset
   value of $10.01 per share
   (cost $640,337)                              --              --          630,022              --               --             --

Investments in MFS(R) Variable Insurance TrustSM:

   Emerging Growth Series,
   559,838 shares at net asset
   value of $28.84 per share
   (cost $13,537,569)                           --              --               --      16,145,730               --             --

Investments in Oppenheimer
Variable Account Funds:

   High Income Fund/VA,
   11,046 shares at net asset
   value of $9.27 per share
   (cost $103,033)                              --              --               --              --          102,392             --

Investments in Franklin Templeton
Variable Insurance Products Trust:
   Developing Markets Securities,
   15,414 shares at net asset value
   of $5.22 per share (cost $89,078)          --              --               --              --               --          80,461
                                       ----------      ----------       ----------      ----------        ---------       ---------
     Total assets                         718,453       9,216,815          630,022      16,145,730          102,392         80,461
                                       ----------      ----------       ----------      ----------        ---------       ---------

Liabilities:
Accrued adverse mortality and
   expense charges                            472           6,524              450          11,488               70             54
                                       ----------      ----------       ----------      ----------        ---------       ---------
     Total liabilities                        472           6,524              450          11,488               70             54
                                       ----------      ----------       ----------      ----------        ---------       ---------
     Net assets                          $717,981      $9,210,291         $629,572     $16,134,242         $102,322        $80,407
                                       ==========      ==========       ==========      ==========        =========       =========

Policyowners Equity:
    Net Assets: Type 1                         --     $8,734,447         $617,104     $14,930,301                --             --
    Outstanding units: Type 1 (note 5)         --        573,250           49,919         658,727                --             --
    Net asset value per unit: Type 1           --         $15.24           $12.36          $22.67                --             --
                                       ==========      ==========       ==========      ==========        =========       =========

    Net Assets: Type 2                  $717,981        $475,844           $12,468     $1,203,941         $102,322         $80,407
    Outstanding units: Type 2 (note 5)    56,283           51,610           1,200         121,365           10,699          11,337
    Net asset value per unit: Type 2      $12.76           $9.22           $10.39           $9.92            $9.56           $7.09
                                       ==========      ==========       ==========      ==========        =========       =========


See accompanying notes to financial statements.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                            Statements of Operations
                  Years Ended December 31, 2000, 1999 and 1998

                                                MONEY MARKET SUBACCOUNT                            TREASURY 2000 SUBACCOUNT

Investment income (loss):              2000              1999             1998              2000             1999             1998
  Dividend income                   $304,451          $156,541          $123,985         $332,309          $105,875        $106,291
  Adverse mortality and
   expense charges (note 3)          (45,966)          (29,935)          (22,312)         (14,558)          (16,680)        (15,826)
                                   ---------         ---------         ---------       ----------        ----------       ---------
Net investment income (loss)         258,485           126,606           101,673          317,751            89,195          90,465
                                   ---------         ---------         ---------       ----------        ----------       ---------
Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) on security
   transactions:
   Capital gain distributions
   received                               --                --                --               --                --              --
   Proceeds from sale of
   securities                      9,041,724         4,009,628         2,979,908        2,070,440                --              --
   Cost of securities sold        (9,041,724)       (4,009,628)       (2,979,908)      (2,070,440)               --              --
                                   ---------         ---------         ---------       ----------        ----------       ---------
Net realized gain (loss) on
   security transactions                  --                --                --               --                --              --
  Net change in unrealized
   appreciation or depreciation
   on investments                         --                --                --         (170,740)          (49,994)         21,682
                                   ---------         ---------         ---------       ----------        ----------       ---------
Net gain (loss) on investments            --                --                --         (170,740)          (49,994)         21,682
                                   ---------         ---------         ---------       ----------        ----------       ---------
Net increase (decrease) in net
   assets resulting from
   operations                       $258,485          $126,606          $101,673         $147,011           $39,201        $112,147
                                   =========         =========         =========       ==========        ==========       =========


                                                    BOND SUBACCOUNT                                   BALANCED SUBACCOUNT

Investment income (loss):              2000              1999             1998              2000             1999             1998

  Dividend income                   $267,073          $223,032          $196,337       $2,539,793        $1,995,000      $1,934,712
  Adverse mortality and expense
   charges (note 3)                  (34,525)          (34,792)          (30,006)        (709,346)         (675,563)       (577,128)
                                   ---------         ---------         ---------        ---------         ---------       ---------
Net investment income (loss)         232,548           188,240           166,331        1,830,447         1,319,437       1,357,584
                                   ---------         ---------         ---------        ---------         ---------       ---------
Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) on security
   transactions:
   Capital gain distributions
   received                               --                57             2,477          422,244         1,743,848           3,744
   Proceeds from sale of
   securities                        748,321           585,790           441,318        8,177,082         6,404,678       4,012,722
   Cost of securities sold          (767,487)         (583,986)         (426,398)      (6,052,432)       (4,654,847)     (3,159,159)
                                   ---------         ---------         ---------        ---------         ---------       ---------
Net realized gain (loss) on
   security transactions             (19,166)            1,861            17,397        2,546,894         3,493,679         857,307
  Net change in unrealized
   appreciation or depreciation
   on investments                     58,875          (197,060)          (14,556)      (2,132,200)        4,544,788       5,340,950
                                   ---------         ---------         ---------        ---------         ---------       ---------
Net gain (loss) on investments        39,709          (195,199)            2,841          414,694         8,038,467       6,198,257
                                   ---------         ---------         ---------        ---------         ---------       ---------
Net increase (decrease) in net
   assets resulting from
   operations                       $272,257           ($6,959)         $169,172       $2,245,141        $9,357,904      $7,555,841
                                   =========         =========         =========        =========         =========       =========

See accompanying notes to financial statements.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Operations, continued
                  Years Ended December 31, 2000, 1999 and 1998

                                          GROWTH AND INCOME STOCK SUBACCOUNT                 CAPITAL APPRECIATION STOCK SUBACCOUNT

Investment income (loss):              2000              1999             1998              2000             1999             1998

Dividend income                   $1,033,586          $916,870          $869,525          $38,004           $33,412         $88,433
 Adverse mortality and expense
 charges (note 3)                   (944,513)         (870,409)         (691,564)        (422,423)         (328,898)       (259,874)
                                    --------         ---------         ---------        ---------          --------        --------
Net investment income (loss)          89,073            46,461           177,961         (384,419)         (295,486)       (171,441)
                                    --------         ---------         ---------        ---------          --------        --------
Realized and  unrealized  gain
  (loss) on  investments:
  Realized  gain (loss) on security
  transactions:

Capital gain distributions received  377,334         6,072,033         3,106,051          493,012         3,266,215         769,968
Proceeds from sale of securities   6,777,413         4,764,654         3,497,748        2,711,862         2,779,984       1,770,807
Cost of securities sold           (4,340,887)       (2,809,713)       (2,160,207)      (1,774,342)       (1,731,081)     (1,192,638)
                                   ---------         ---------         ---------        ---------         ---------       ---------
Net realized gain (loss) on
 security transactions             2,813,860         8,026,974         4,443,592        1,430,532         4,315,118       1,348,137
Net change in unrealized
 appreciation or depreciation on
 investments                      (3,022,365)        6,432,344         7,377,335          428,664         4,111,612       4,151,868
                                  ----------        ----------        ----------        ---------         ---------       ---------
Net gain (loss) on investments      (208,505)       14,459,318        11,820,927        1,859,196         8,426,730       5,500,005
                                  ----------        ----------        ----------        ---------         ---------       ---------
Net increase (decrease) in net
 assets resulting from
 operations                        ($119,432)      $14,505,779       $11,998,888       $1,474,777        $8,131,244      $5,328,564
                                  ==========        ==========        ==========        =========         =========       =========


                                               MID-CAP STOCK SUBACCOUNT                         INTERNATIONAL STOCK SUBACCOUNT

Investment income (loss):              2000              1999*                              2000             1999             1998
  Dividend income                       $885                $1                            $58,791           $30,258         $90,596
  Adverse mortality and expense
charges (note 3)                      (2,249)               (1)                           (84,273)          (58,716)        (47,908)
                                     -------           -------                          ---------         ---------        --------
Net investment income (loss)          (1,364)               --                            (25,482)          (28,458)         42,688
                                     -------           -------                          ---------         ---------        --------
Realized and  unrealized  gain
  (loss) on  investments:
  Realized  gain (loss) on security
  transactions:

Capital gain distributions received       77                78                            282,195            95,097              --
Proceeds from sale of securities     102,647                14                            495,284           648,203         491,409
Cost of securities sold              (98,501)              (14)                          (337,597)         (619,493)       (442,671)
                                     -------           -------                          ---------         ---------        --------
Net realized gain (loss) on
 security transactions                 4,223                78                            439,882           123,807          48,738
Net change in unrealized appreciation
or depreciation on investments        58,894               113                         (2,340,401)        1,926,801         608,851
                                     -------           -------                          ---------         ---------        --------
Net gain (loss) on investments        63,117               191                         (1,900,519)        2,050,608         657,589
                                     -------           -------                          ---------         ---------        --------
Net increase (decrease) in net
 assets resulting from
 operations                          $61,753              $191                        ($1,926,001)       $2,022,150        $700,277
                                     =======           =======                          =========         =========        ========


See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Operations, continued
                  Years ended December 31, 2000, 1999 and 1998

                                             GLOBAL GOVERNMENTS SUBACCOUNT                        EMERGING GROWTH SUBACCOUNT

Investment income (loss):              2000              1999             1998              2000             1999             1998
Dividend income                      $29,675           $35,810            $8,821       $       --        $       --         $45,309
 Adverse mortality and expense
 charges (note 3)                     (5,498)           (6,651)           (6,487)        (156,570)          (81,732)        (48,583)
                                    --------          --------           -------        ---------          --------        --------
Net investment income (loss)          24,177            29,159             2,334         (156,570)          (81,732)         (3,274)
                                    --------          --------           -------        ---------          --------        --------
Realized and  unrealized  gain
  (loss) on  investments:
  Realized  gain (loss) on security
  transactions:

Capital gain distributions received       --                --                --          921,643                --              --
Proceeds from sale of securities      72,159           289,685            92,387        1,699,368           841,070         448,520
Cost of securities sold              (75,045)         (289,946)          (90,661)      (1,096,592)         (590,062)       (373,845)
                                    --------          --------           -------        ---------          --------        --------
Net realized gain (loss) on
 security transactions                (2,886)             (261)            1,726        1,524,419           251,008          74,675
Net change in unrealized
 appreciation or depreciation
 on investments                        3,290           (57,288)           44,633       (5,430,518)        6,126,859       1,524,641
                                    --------          --------           -------        ---------          --------
Net gain (loss) on investments           404           (57,549)           46,359       (3,906,099)        6,377,867       1,599,316
                                    --------          --------           -------        ---------         ---------       ---------
Net increase (decrease) in net
 assets resulting from
 operations                          $24,581          ($28,390)          $48,693      ($4,062,669)       $6,296,135      $1,596,042
                                    ========          ========           =======        =========         =========       =========


                                                HIGH INCOME SUBACCOUNT                           DEVELOPING MARKETS SUBACCOUNT

Investment income (loss):              2000              1999*                              2000             1999*
  Dividend income                       $236         $      --                                $59         $      --
  Adverse mortality and expense
charges (note 3)                        (313)               --                               (369)               --
                                     -------           -------                            -------           -------
Net investment income (loss)             (77)               --                               (310)               --
                                     -------           -------                            -------           -------
Realized and unrealized gain
  (loss) on  investments:
  Realized  gain (loss) on security
  transactions:

Capital gain distributions received       --                --                                 --                --
Proceeds from sale of securities      47,952                --                             42,680                --
Cost of securities sold              (50,050)               --                            (51,281)               --
                                     -------           -------                            -------           -------
Net realized gain (loss) on security
transactions                          (2,098)               --                             (8,601)               --
Net change in unrealized appreciation
or depreciation on investments          (644)                3                             (8,672)               55
                                     -------           -------                            -------           -------
Net gain (loss) on investments        (2,742)                3                            (17,273)               55
                                     -------           -------                            -------           -------
Net increase (decrease) in net
 assets resulting from operations    ($2,819)               $3                           ($17,583)              $55
                                     =======           =======                            =======           =======


See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Changes in Net Assets
                  Years ended December 31, 2000, 1999 and 1998

                                                MONEY MARKET SUBACCOUNT                            TREASURY 2000 SUBACCOUNT

Operations:                            2000              1999             1998              2000             1999             1998
  Net investment income (loss)      $258,485          $126,606          $101,673         $317,751           $89,195         $90,465
  Net realized gain (loss) on
   security transactions                  --                --                --               --                --              --
  Net change in unrealized
   appreciation
   or depreciation on investments         --                --                --         (170,740)          (49,994)         21,682
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from
    operations                       258,485           126,606           101,673          147,011            39,201         112,147
                                  ----------        ----------        ----------       ----------        ----------      ----------
Capital unit transactions (note 5):

Proceeds from sale of units       13,577,729         5,200,600         4,485,112           23,039           371,536         447,349
  Cost of units repurchased      (10,928,652)       (4,530,276)       (3,592,636)      (2,070,395)         (344,910)       (424,204)
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from
   capital unit transactions       2,649,077           670,324           892,476       (2,047,356)           26,626          23,145
                                  ----------        ----------        ----------       ----------        ----------      ----------
Increase (decrease) in net assets  2,907,562           796,930           994,149       (1,900,345)           65,827         135,292
Net assets:
  Beginning of period              4,412,197         3,615,267         2,621,118        1,900,345         1,834,518       1,699,226
                                  ----------        ----------        ----------       ----------        ----------      ----------
  End of period                   $7,319,759        $4,412,197        $3,615,267      $        --        $1,900,345      $1,834,518
                                  ==========        ==========        ==========       ==========        ==========      ==========


                                                    BOND SUBACCOUNT                                   BALANCED SUBACCOUNT

Operations:                            2000              1999             1998              2000             1999             1998

  Net investment income (loss)      $232,548          $188,240          $166,331       $1,830,447        $1,319,437      $1,357,584
  Net realized gain (loss) on
   security transactions             (19,166)            1,861            17,397        2,546,894         3,493,679         857,307
  Net change in unrealized
   appreciation or depreciation
   on investments                     58,875          (197,060)          (14,556)      (2,132,200)        4,544,788       5,340,950
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from
    operations                       272,257            (6,959)          169,172        2,245,141         9,357,904       7,555,841
                                  ----------        ----------        ----------       ----------        ----------      ----------

Capital unit transactions (note 5):

  Proceeds from sale of units        984,884         1,186,455         1,182,649       12,269,234        14,839,213      10,811,007
  Cost of units repurchased         (960,704)         (918,722)         (772,448)     (14,010,392)      (14,209,808)    (10,309,524)
                                  ----------        ----------        ----------       ----------        ----------      ----------
   Change in net assets from
   capital unit transactions          24,180           267,733           410,201       (1,741,158)          629,405         501,483
                                  ----------        ----------        ----------       ----------        ----------      ----------
Increase (decrease) in net assets    296,437           260,774           579,373          503,983         9,987,309       8,057,324
Net assets:
  Beginning of period              3,877,789         3,617,015         3,037,642       78,747,558        68,760,249      60,702,925
                                  ----------        ----------        ----------       ----------        ----------      ----------
  End of period                   $4,174,226        $3,877,789        $3,617,015      $79,251,541       $78,747,558     $68,760,249
                                  ==========        ==========        ==========       ==========        ==========      ==========


See accompanying notes to financial statements.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Changes in Net Assets, continued
                  Years ended December 31, 2000, 1999 and 1998

                                          GROWTH AND INCOME STOCK SUBACCOUNT                    CAPITAL APPRECIATION SUBACCOUNT

Operations:                            2000              1999             1998              2000             1999             1998
  Net investment income (loss)       $89,073           $46,461          $177,961        ($384,419)        ($295,486)      ($171,441)
  Net realized gain (loss) on
   security transactions           2,813,860         8,026,974         4,443,592        1,430,532         4,315,118       1,348,137
  Net change in unrealized
   appreciation or depreciation
   on investments                 (3,022,365)        6,432,344         7,377,335          428,664         4,111,612       4,151,868
                                 -----------       -----------        ----------       ----------        ----------      ----------
   Change in net assets from
    operations                      (119,432)       14,505,779        11,998,888        1,474,777         8,131,244       5,328,564
                                 -----------       -----------        ----------       ----------        ----------      ----------
Capital unit transactions (note 5):

  Proceeds from sale of units     17,856,770        17,312,510        15,135,142       13,180,893         7,912,873       7,807,048
  Cost of units repurchased      (15,159,431)      (14,188,868)      (11,770,989)      (7,182,551)       (6,897,886)     (5,420,620)
                                 -----------       -----------        ----------       ----------        ----------      ----------
   Change in net assets from
   capital unit transactions       2,697,339         3,123,642         3,364,153        5,998,342         1,014,987       2,386,428
                                 -----------       -----------        ----------       ----------        ----------      ----------
Increase (decrease) in net assets  2,577,907        17,629,421        15,363,041        7,473,119         9,146,231       7,714,992
Net assets:
  Beginning of period            102,321,100        84,691,679        69,328,638       42,211,969        33,065,738      25,350,746
                                 -----------       -----------        ----------       ----------        ----------      ----------
  End of period                 $104,899,007      $102,321,100       $84,691,679      $49,685,088       $42,211,969     $33,065,738
                                 ===========       ===========        ==========       ==========        ==========      ==========


                                               MID-CAP STOCK SUBACCOUNT                         INTERNATIONAL STOCK SUBACCOUNT

Operations:                            2000              1999*                              2000             1999             1998
  Net investment income (loss)       ($1,364)           $   --                           ($25,482)         ($28,458)        $42,688
  Net realized gain (loss) on
   security transactions               4,223                78                            439,882           123,807          48,738
  Net change in unrealized
   appreciation or depreciation
   on investments                     58,894               113                         (2,340,401)        1,926,801         608,851
                                    --------           -------                         ----------         ---------       ---------
   Change in net assets from
    operations                        61,753               191                         (1,926,001)        2,022,150         700,277
                                    --------           -------                         ----------         ---------       ---------
Capital unit transactions (note 5):

  Proceeds from sale of units        704,374             4,450                          4,215,595         1,876,821       1,897,345
  Cost of units repurchased          (52,707)              (80)                        (1,439,807)       (1,361,528)     (1,227,692)
                                    --------           -------                         ----------         ---------       ---------
   Change in net assets from
   capital unit transactions         651,667             4,370                          2,775,788           515,293         669,653
                                    --------           -------                         ----------         ---------       ---------
Increase (decrease) in net assets    713,420             4,561                            849,787         2,537,443       1,369,930
Net assets:
  Beginning of period                  4,561                --                          8,360,504         5,823,061       4,453,131
                                    --------           -------                         ----------         ---------       ---------
  End of period                     $717,981            $4,561                         $9,210,291        $8,360,504      $5,823,061
                                    ========           =======                         ==========         =========       =========

See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Changes in Net Assets, continued
                  Years ended December 31, 2000, 1999 and 1998

                                            GLOBAL GOVERNMENTS SUBACCOUNT                         EMERGING GROWTH SUBACCOUNT

Operations:                            2000              1999             1998              2000             1999             1998
  Net investment income (loss)       $24,177           $29,159            $2,334        ($156,570)         ($81,732)        ($3,274)
  Net realized gain (loss) on
   security transactions              (2,886)             (261)            1,726        1,524,419           251,008          74,675
  Net change in unrealized
   appreciation or depreciation
   on investments                      3,290           (57,288)           44,633       (5,430,518)        6,126,859       1,524,641
                                   ---------         ---------         ---------       ----------        ----------       ---------
   Change in net assets from
    operations                        24,581           (28,390)           48,693       (4,062,669)        6,296,135       1,596,042
                                   ---------         ---------         ---------       ----------        ----------       ---------
Capital unit transactions (note 5):

  Proceeds from sale of units         83,247           222,897            85,855        8,397,598         3,957,172       2,707,434
  Cost of units repurchased          (97,296)         (312,920)         (118,224)      (3,466,245)       (2,023,998)     (1,321,467)
                                   ---------         ---------         ---------       ----------        ----------       ---------
   Change in net assets from
   capital unit transactions         (14,049)          (90,023)          (32,369)       4,931,353         1,933,174       1,385,967
                                   ---------         ---------         ---------       ----------        ----------       ---------
Increase (decrease) in net assets     10,532          (118,413)           16,324          868,684         8,229,309       2,982,009
Net assets:
  Beginning of period                619,040           737,453           721,129       15,265,558         7,036,249       4,054,240
                                   ---------          --------         ---------       ----------        ----------       ---------
  End of period                     $629,572          $619,040          $737,453      $16,134,242       $15,265,558      $7,036,249
                                   =========         =========         =========       ==========        ==========       =========


                                                HIGH INCOME SUBACCOUNT                           DEVELOPING MARKETS SUBACCOUNT

Operations:                            2000              1999*                              2000             1999*
  Net investment income (loss)          ($77)           $   --                              ($310)           $   --
  Net realized gain (loss) on
   security transactions              (2,098)               --                             (8,601)               --
  Net change in unrealized
   appreciation or depreciation
   on investments                       (644)                3                             (8,672)               55
                                    --------           -------                           --------           -------
   Change in net assets from
    operations                        (2,819)                3                            (17,583)               55
                                    --------           -------                           --------           -------
Capital unit transactions (note 5):

  Proceeds from sale of units        110,501             1,075                            112,278             1,189
  Cost of units repurchased           (6,436)               (2)                           (15,526)               (6)
                                    --------           -------                           --------           -------
   Change in net assets from
   capital unit transactions         104,065             1,073                             96,752             1,183
                                    --------           -------                           --------           -------
Increase (decrease) in net assets    101,246             1,076                             79,169             1,238
Net assets:
  Beginning of period                  1,076                --                              1,238                --
                                    --------           -------                           --------           -------
  End of period                     $102,322            $1,076                            $80,407            $1,238
                                    ========           =======                           ========           =======


See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                          Notes to Financial Statements

(1)  Organization

     The CUNA Mutual Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Account was established as a separate investment account within CUNA Mutual Life Insurance Company to receive and invest net premiums paid under flexible premium variable life insurance policies.

     Although the assets of the Account are the property of CUNA Mutual Life Insurance Company, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which CUNA Mutual Life Insurance Company may conduct.

     The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in CUNA Mutual Life Insurance Company's general account to cover death benefits in excess of the accumulated value.

(2)  Significant Accounting Policies

     Investments

     The Account currently is divided into eleven subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund (Class Z shares), T. Rowe Price International Series, Inc., MFS(R) Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests.) The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount. The Ultra Series Treasury 2000 Fund liquidated on November 15, 2000.

     The Account invests in shares of Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance TrustSM, Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

     Ultra Series Fund currently has six funds available as investment options under the policies. T. Rowe Price International Series, Inc., Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust have one fund available as an investment option and MFS(R) Variable Insurance TrustSM has two funds available as an investment option. Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance TrustSM, Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies. Each fund has its own investment objectives and the income, gains, and losses for each fund are determined separately for that fund.

     MEMBERS Capital Advisors, Inc. serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. CUNA Mutual Life Insurance Company owns one half of MEMBERS Capital Advisors' outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society.

     T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.

     Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Global Governments Series (formerly known as the MFS World Governments Series) and Emerging Growth Series and manages their assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance TrustSM.

     OppenheimerFunds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

     Templeton Asset Management Ltd. serves as the investment adviser to the Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions.

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share, without sales charge. Dividends and capital gain distributions from each fund are reinvested in that fund. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Realized gains and losses from security transactions are reported on an average cost basis. Dividend income is recorded on the ex-dividend date.

     Federal Income Taxes

     The operations of the Account form a part of the operations of CUNA Mutual Life Insurance Company and are not taxed separately. CUNA Mutual Life Insurance Company does not initially expect to incur any income tax upon the earnings or the realized capital gains attributable to the Account.
     Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by CUNA Mutual Life Insurance Company in the future, a charge to the Account may be assessed.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Fees and Charges

     Policy Charges

     In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by CUNA Mutual Life Insurance Company by redeeming an appropriate number of units for each policy.

     Administrative Fee: CUNA Mutual Life Insurance Company will have primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, CUNA Mutual Life Insurance Company may assess each policy a monthly administrative fee. For additional detail, see schedule of expenses and charges in the prospectus.

     Deferred Contingent Sales and Administrative Charges: The sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during that period. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with CUNA Mutual Life Insurance Company crediting additional amounts at its discretion.

     Policy Fee: CUNA Mutual Life Insurance Company will incur first-year expenses upon issue of a policy, and will assess each policy a monthly policy fee to recover these expenses.

     Cost of Insurance and Additional Benefits Provided: CUNA Mutual Life Insurance Company will assume the responsibility for providing the insurance benefits provided in the policy. The cost of insurance will be determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables as described in the Account's prospectus.

     Variable Account Charges

     Mortality and Expense Risk Charge: CUNA Mutual Life Insurance Company will deduct daily a mortality and expense risk charge from the Account at an annual rate of 0.90% of the average daily net asset value of the Account. These charges will be deducted by CUNA Mutual Life Insurance Company in return for its assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

(4)  Investment Transactions

     The  cost  of  shares   purchased,   including   reinvestment  of  dividend
     distributions, during the year ended December 31, 2000, was as follows:

     Money Market Fund............................................. $11,950,908
     Treasury 2000 Fund............................................       7,685
     Bond Fund.....................................................   1,005,037
     Balanced Fund.................................................   8,685,384
     Growth and Income Stock Fund..................................   9,938,622
     Capital Appreciation Stock Fund...............................   8,822,857
     Mid-Cap Stock Fund............................................     753,498
     International Stock Portfolio.................................   3,528,303
     Global Governments Series.....................................      82,255
     Emerging Growth Series........................................   7,397,151
     High Income Fund..............................................     152,010
     Developing Markets Fund.......................................     139,176

(5)  Unit Activity from Policy Transactions

     Transactions in units of each subaccount of the Account for the years ended December 31, 2000, 1999 and 1998, were as follows:

                                          Money                    Treasury
                                         Market                      2000                     Bond                    Balanced
                                       Subaccount                 Subaccount               Subaccount                Subaccount
                                   -------------------        -------------------      -------------------       -------------------
                                    Type 1     Type 2         Type 1     Type 2*        Type 1     Type 2         Type 1     Type 2
     Outstanding at
       December 31, 1997           141,908         --         199,220                  114,927         --      1,568,974         --
     Sold                          236,364         --          52,984                   43,507         --        266,148         --
     Repurchased                  (190,395)        --         (50,435)                 (28,421)        --       (254,086)        --
                                  --------   --------         -------                  -------    -------       --------    -------
     Outstanding at
       December 31, 1998           187,877         --         201,769                  130,013         --      1,581,036         --
     Sold                          263,945         --          43,509                   42,671        107        318,708      8,386
     Repurchased                  (231,067)        --         (40,624)                 (33,099)        --       (305,776)      (116)
                                  --------   --------         -------                  -------    -------       --------    -------
     Outstanding at
       December 31, 1999           220,755         --         204,654                  139,585        107      1,593,968      8,270
     Sold                          450,205    426,805           2,390                   29,408     14,555        200,206    209,955
     Repurchased                  (484,331)  (103,011)       (207,044)                 (33,816)      (519)      (275,458)   (15,746)
                                  --------   --------         -------                  -------    -------       --------    -------
     Outstanding at
       December 31, 2000           186,629    323,794              --                  135,177     14,143      1,518,716    202,479
                                  ========   ========         =======                  =======    =======       ========    =======


                                                                   Capital
                                       Growth and               Appreciation                 Mid-Cap                International
                                      Income Stock                  Stock                     Stock                     Stock
                                       Subaccount                Subaccount                Subaccount                Subaccount
                                   -------------------        -------------------      -------------------       -------------------
                                    Type 1     Type 2         Type 1     Type 2         Type 1*    Type 2         Type 1     Type 2
     Outstanding at
       December 31, 1997         1,155,179         --       1,191,865         --                       --        361,206         --
     Sold                          233,645         --         340,862         --                       --        141,913         --
     Repurchased                  (181,819)        --        (235,746)        --                       --        (91,869)        --
                                  --------   --------        --------    -------                  -------        -------    -------
     Outstanding at
       December 31, 1998         1,207,005         --       1,296,981         --                       --        411,250         --
     Sold                          221,525      4,044         287,074      1,509                      447        125,998        504
     Repurchased                  (181,747)       (65)       (250,228)       (28)                      (8)       (90,747)        (7)
                                  --------   --------        --------    -------                  -------        -------    -------
     Outstanding at
       December 31, 1999         1,246,783      3,979       1,333,827      1,481                      439        446,501        497
                                   172,603    341,335         344,611    185,309                   60,291        206,728     57,534
     Repurchased                  (179,232)   (22,674)       (215,716)   (13,334)                  (4,447)       (79,979)    (6,421)
                                  --------   --------         -------    -------                  -------       --------    -------
     Outstanding at
       December 31, 2000         1,240,154    322,640       1,462,722    173,456                   56,283        573,250     51,610
                                  ========   ========        ========    =======                  =======        =======    =======


                                         Global                    Emerging                   High                   Developing
                                       Governments                  Growth                   Income                    Markets
                                       Subaccount                 Subaccount               Subaccount                Subaccount
                                   -------------------        -------------------      -------------------       -------------------
                                    Type 1     Type 2         Type 1     Type 2         Type 1*    Type 2         Type 1*    Type 2
     Outstanding at
       December 31, 1997            62,671         --         331,933         --                       --                        --
     Sold                            7,299         --         197,716         --                       --                        --
     Repurchased                   (10,044)        --         (96,508)        --                       --                        --
                                  --------   --------         -------    -------                  -------                   -------
     Outstanding at
       December 31, 1998            59,926         --         433,141         --                       --                        --
     Sold                           18,188        106         214,540        466                      107                       118
     Repurchased                   (26,138)        --        (111,422)       (12)                      --                        --
                                  --------   --------         -------    -------                  -------                   -------
     Outstanding at
       December 31, 1999            51,976        106         536,259        454                      107                       118
     Sold                            5,954      1,239         243,927    131,762                   11,254                    13,165
     Repurchased                    (8,011)      (145)       (121,459)   (10,851)                    (662)                   (1,946)
                                  --------   --------         -------    -------                  -------                   -------
     Outstanding at
       December 31, 2000            49,919      1,200         658,727    121,365                   10,699                    11,337
                                  ========   ========         =======    =======                  =======                   =======

*This fund not available in this product type.

(6)  Condensed Financial Information

     The table below gives per unit information about the financial history of each subaccount for each period.


                                                                MONEY MARKET SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**
       Beginning of period        $19.99   $10.00         $19.24   $10.00         $18.47       $17.73        $17.05
       End of period               21.00    10.50          19.99    10.00          19.24        18.47         17.73

     Percentage increase
       (decrease) in unit
       value during period          5.1%     5.0%           3.9%     0.0%***        4.2%         4.1%          4.0%

     Number of units
       outstanding at
       end of period             186,629  323,794        220,755       --        187,877      141,908        97,454


                                                               TREASURY 2000 SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2*        Type 1   Type 2*

       Beginning of period         $9.29                   $9.09                   $8.53        $8.05         $7.95
       End of period                10.00****               9.29                    9.09         8.53          8.05

     Percentage increase
       (decrease) in unit
       value during period          7.6%                    2.2%                    6.6%         6.0%          1.3%

     Number of units
       outstanding at
       end of period                  --                 204,654                 201,769      199,220       196,670


                                                                    BOND SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**

       Beginning of period        $27.77   $10.00         $27.82   $10.00         $26.43       $24.82        $24.35
       End of period               29.76    10.72          27.77    10.00          27.82        26.43         24.82

     Percentage increase
       (decrease) in unit
       value during period          7.2%     7.2%         (0.2%)      0.0%***       5.3%         6.5%          1.9%

     Number of units
       outstanding at
       end of period             135,177   14,143        139,585      107        130,013      114,927        97,411



                                                                  BALANCED SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**
       Beginning of period        $49.35   $10.09         $43.49   $10.00         $38.69       $33.40        $30.41
       End of period               50.80    10.39          49.35    10.09          43.49        38.69         33.40

     Percentage increase
       (decrease) in unit
       value during period          2.9%     3.0%          13.5%      0.9%***      12.4%        15.8%          9.8%

     Number of units
       outstanding at
       end of period           1,518,716  202,479      1,593,968    8,270      1,581,036    1,568,974     1,567,551



                                                          GROWTH AND INCOME STOCK SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**

       Beginning of period        $82.04   $10.08         $70.17   $10.00         $60.02       $46.07        $38.09
       End of period               81.96    10.07          82.04    10.08          70.17        60.02         46.07

     Percentage increase
       (decrease) in unit
       value during period          (0.1%)   (0.1%)        16.9%      0.8%***      16.9%        30.3%         21.0%

     Number of units
       outstanding at
       end of period           1,240,154  322,640      1,246,783    3,979      1,207,005    1,155,179     1,036,605


                                                         CAPITAL APPRECIATION STOCK SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**

       Beginning of period        $31.64   $10.38         $25.49   $10.00         $21.27       $16.31        $13.55
       End of period               32.70    10.73          31.64    10.38          25.49        21.27         16.31

     Percentage increase
       (decrease) in unit
       value during period          3.4%     3.4%          24.1%      3.8%***      19.9%        30.4%         20.4%

     Number of units
       outstanding at
       end of period           1,462,722  173,456      1,333,827    1,481      1,296,981    1,191,865       953,534


                                                               MID-CAP STOCK SUBACCOUNT
                                        2000                    1999               1998**       1997**       1996**
                                  -----------------       -----------------        ------       ------       ------
     Net asset value:              Type 1*  Type 2         Type 1* Type 2**

       Beginning of period                 $10.39                  $10.00
       End of period                        12.76                   10.39

     Percentage increase
       (decrease) in unit
       value during period                  22.8%                     3.9%***

     Number of units
       outstanding at
       end of period                       56,283                     439



                                                            INTERNATIONAL STOCK SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**
       Beginning of period        $18.71   $11.33         $14.16   $10.00         $12.33       $12.07        $10.61
       End of period               15.24     9.22          18.71    11.33          14.16        12.33         12.07

     Percentage increase
       (decrease) in unit
       value during period       (18.5%)  (18.6%)          32.1%     13.3%***      14.8%         2.2%         13.7%

     Number of units
       outstanding at
       end of period             573,250   51,610        446,501      497        411,250      361,206       216,089


                                                             GLOBAL GOVERNMENTS SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**

       Beginning of period        $11.89   $10.00         $12.31   $10.00         $11.51       $11.74        $11.39
       End of period               12.36    10.39          11.89    10.00          12.31        11.51         11.74

     Percentage increase
       (decrease) in unit
       value during period*         4.0%     3.9%         (3.4%)     0.0%***        6.9%       (2.0%)          3.1%

     Number of units
       outstanding at
       end of period              49,919    1,200         51,976      106         59,926       62,671        24,554


                                                              EMERGING GROWTH SUBACCOUNT
                                        2000                    1999                1998         1997         1996
                                  -----------------       -----------------         ----         ----         ----
     Net asset value:              Type 1   Type 2         Type 1  Type 2**

       Beginning of period        $28.46   $12.47         $16.24   $10.00         $12.21       $10.11        $10.00
       End of period               22.67     9.92          28.46    12.47          16.24        12.21         10.11

     Percentage increase
       (decrease) in unit
       value during period*      (20.3%)  (20.4%)          75.2%     24.7%***      33.0%        20.8%          1.1%

     Number of units
       outstanding at
       end of period             658,727  121,365        536,259      454        433,141      331,933       117,711


                                                                HIGH INCOME SUBACCOUNT
                                        2000                    1999               1998**       1997**       1996**
                                  -----------------       -----------------        ------       ------       ------
     Net asset value:              Type 1*  Type 2         Type 1* Type 2**

       Beginning of period                 $10.03                  $10.00
       End of period                         9.56                   10.03

     Percentage increase
       (decrease) in unit
       value during period                 (4.7%)                     0.3%***

     Number of units
       outstanding at
       end of period                       10,699                     107


                                                             DEVELOPING MARKETS SUBACCOUNT
                                        2000                    1999               1998**       1997**       1996**
                                  -----------------       -----------------        ------       ------       ------
     Net asset value:              Type 1*  Type 2         Type 1* Type 2**
       Beginning of period                 $10.53                  $10.00

       End of period                         7.09                   10.53

     Percentage increase
       (decrease) in unit
       value during period                (32.7%)                     5.3%***

     Number of units
       outstanding at
       end of period                       11,337                     118

     *This fund not available in this product type.

     **The VULII product inception date was November 8, 1999, with all subaccounts starting with a $10.00 unit price.

     ***Not annualized.

     ****Price as of November 15, 2000 maturity date.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                        Report of Independent Accountants

To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the CUNA Mutual Life Variable Account (comprising, respectively, the Money Market, Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock, International Stock, Global Governments, Emerging Growth, High Income and Developing Markets Subaccounts) as of December 31, 2000, the results of each of their operations and the changes in each of their net assets for the year then ended and the year or period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the CUNA Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2000 with Ultra Series Fund, T. Rowe Price International Series, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust, provide a reasonable basis for our opinion. The financial statements of the CUNA Mutual Life Variable Account for the year ended December 31, 1998 were audited by other independent accountants whose report dated February 5, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin

February 9, 2001

                       CUNA Mutual Life Insurance Company
                   Report on Audits of Financial Statements -
                                Statutory Basis
              For the Years Ended December 31, 2000, 1999 and 1998

                        Report of Independent Accountants

The Board of Directors
CUNA Mutual Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of CUNA Mutual Life Insurance Company (the "Company") as of December 31, 2000 and 1999, and the related statutory statements of operations, changes in surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory financial statements of the Company for the year ended December 31, 1998, were audited by other independent accountants whose report dated March 19, 1999, expressed an unqualified opinion on those statements as to conformity with the basis of accounting described in Note 2. The other independent accountants also expressed an adverse opinion with regard to accounting principles generally accepted in the United States of America, as a result of the material differences between the basis of accounting described in
Note 2 and accounting principles generally accepted in the United States of America.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from accounting principles generally accepted in the United States of America. The effects on the 1999 and 1998 financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are material, as described in Note 2. The effects of such variances on the 2000 financial statements, although not reasonably determinable as of this date, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

In our opinion, the 2000 and 1999 financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, the Company changed its method of calculating policy reserves for certain variable annuity contracts in 2000.

Out audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities of the Company as of December 31, 2000, and for the year then ended is presented for purposes of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin
April 6, 2001

                       CUNA MUTUAL LIFE INSURANCE COMPANY
        Statutory Statements of Admitted Assets, Liabilities and Surplus
                           December 31, 2000 and 1999
                                 (000s omitted)

---------------------------------------------------------------------------------------------------------------
                     Admitted Assets                                       2000                         1999
---------------------------------------------------------------------------------------------------------------
Investments:
  Bonds and notes                                                         $1,412,213                 $1,509,325
  Preferred stocks                                                                 4                         41
  Common stocks                                                              133,123                     76,280
  Investments in subsidiaries and affiliates                                  14,562                      5,806
  Mortgage loans on real estate                                              340,825                    325,603
  Real estate occupied by the Company - at cost, less
accumulated depreciation (2000 - $11,044; 1999 - $10,658)                      5,506                      5,733
Investment real estate - at cost, less accumulated
depreciation (2000 - $24,939; 1999 - $21,700)                                 58,306                     53,013
  Policy loans                                                               103,054                    101,830
  Other invested assets                                                       19,780                     18,311
  Receivable for securities                                                    6,332                      7,250
  Cash and short-term investments                                             48,715                     87,518
---------------------------------------------------------------------------------------------------------------

Total cash and investments                                                 2,142,420                  2,190,710

Premiums receivable                                                           17,984                     16,274
Accrued investment income                                                     25,537                     26,680
Electronic data processing equipment
  at cost, less accumulated depreciation
 (2000 - $5,792; 1999 - $7,070)                                                2,367                      1,610
Receivable from affiliates                                                    12,901                     12,169
Other assets                                                                   1,680                      1,685
Assets held in separate accounts                                           2,935,817                  2,611,459
---------------------------------------------------------------------------------------------------------------

Total admitted assets                                                     $5,138,706                 $4,860,587
---------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
  Statutory Statements of Admitted Assets, Liabilities and Surplus (continued)
                           December 31, 2000 and 1999
                                 (000s omitted)

---------------------------------------------------------------------------------------------------------------
                          Liabilities and Surplus                          2000                         1999
---------------------------------------------------------------------------------------------------------------
Liabilities:
  Policy reserves:
     Life insurance and annuity contracts                                 $1,611,903                 $1,649,573
     Accident and health contracts                                            15,543                     14,106
  Supplementary contracts without life contingencies                          82,914                     80,747
  Policyholders' dividend accumulation                                       160,234                    157,858
  Policy and contract claims                                                  11,808                     10,373
  Other policyholders' funds:
     Dividends payable to policyholders                                       25,860                     25,190
     Premiums and other deposit funds                                          2,800                      3,573
  Interest maintenance reserve                                                     -                      3,482
  Payable to affiliates                                                       17,305                     17,959
  Amounts held for others                                                     19,647                     18,952
  Commissions, expenses, taxes, licenses and fees accrued                     19,000                     17,728
  Asset valuation reserve                                                     64,506                     56,762
  Loss contingency reserve for investments                                     6,940                      5,800
  Federal income taxes due and accrued                                        16,392                     15,906
  Note payable                                                                 1,300                      1,300
  Payable for securities                                                       4,787                      2,887
  Other liabilities                                                              918                        577
  Liabilities held in separate accounts                                    2,857,907                  2,555,312
---------------------------------------------------------------------------------------------------------------

Total liabilities                                                          4,919,764                  4,638,085
---------------------------------------------------------------------------------------------------------------

Surplus:
  Unassigned surplus                                                         218,942                    222,502
---------------------------------------------------------------------------------------------------------------

Total surplus                                                                218,942                    222,502
---------------------------------------------------------------------------------------------------------------

Total liabilities and surplus                                             $5,138,706                 $4,860,587
---------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Statutory Statements of Operations
                  Years Ended December 31, 2000, 1999 and 1998
                                 (000s omitted)

-------------------------------------------------------------------------------------------------------------------
                                                                          2000           1999               1998
-------------------------------------------------------------------------------------------------------------------
Income:
  Premiums and other considerations:
    Life and annuity contracts                                         $  518,514      $  515,917        $  466,203
    Accident and health contracts                                          27,553          21,892            18,292
    Supplementary contracts and dividend accumulations                     40,767          38,294            43,547
    Other deposit funds                                                   271,345         254,015           159,786
  Net investment income                                                   144,656         148,915           148,998
  Reinsurance commissions                                                   9,237           8,661             7,871
  Separate accounts income and fees                                        29,088          22,723            15,892
  Other income                                                              8,138           6,362             5,760
-------------------------------------------------------------------------------------------------------------------

Total income                                                            1,049,298       1,016,779           866,349
-------------------------------------------------------------------------------------------------------------------

Benefits and Expenses:
  Death and annuity benefits                                              228,442         224,978           123,982
  Surrender benefits                                                      250,527         207,924           189,343
  Payments on supplementary contracts without life
    contingencies and dividend accumulations                               44,756          41,862            47,431
  Other benefits to policyholders and beneficiaries                        20,722          20,494            18,244
  Decrease in policy reserves - life and annuity
    contracts and accident and health insurance                          (36,233)        (21,204)          (76,839)
  Increase in liabilities for supplementary contracts without life
    contingencies and policyholders' dividend accumulations                 4,536           6,271             5,687
  Decrease in group annuity reserves                                        (584)           (523)             (225)
  Increase in benefit fund                                                    939             902               870
  General insurance expenses, including cost of collection in excess
    of loading on due and deferred premiums and other expenses             66,950          64,451            60,126
  Insurance taxes, licenses, fees and commissions                          64,754          59,186            49,305
  Net transfers to separate accounts                                      365,538         367,835           408,384
-------------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                             1,010,347         972,176           826,308
-------------------------------------------------------------------------------------------------------------------

Income before dividends to policyholders, federal
     income taxes, and net realized capital gains (losses)                 38,951          44,603            40,041
Dividends to policyholders                                                 25,793          25,107            24,441
-------------------------------------------------------------------------------------------------------------------

Income before federal income taxes and
     net realized capital gains (losses)                                   13,158          19,496            15,600
Federal income taxes                                                        6,762           7,802             4,436
-------------------------------------------------------------------------------------------------------------------

Income before net realized capital gains (losses)                           6,396          11,694            11,164
Net realized capital gains (losses), less federal income taxes and
    transfers to the interest maintenance reserve                           (616)           7,099             (317)
-------------------------------------------------------------------------------------------------------------------

Net income                                                             $    5,780      $   18,793        $   10,847
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                   Statutory Statements of Changes in Surplus
                  Years Ended December 31, 2000, 1999 and 1998
                                 (000s omitted)

-------------------------------------------------------------------------------------------------------------------
                                                                         2000             1999             1998
-------------------------------------------------------------------------------------------------------------------
Balance at beginning of year                                          $   222,502     $   205,757      $    190,681

Additions (deductions):
  Net income                                                                5,780          18,793            10,847
  Change in unrealized gains on investments in bonds and stocks:
     Affiliated                                                             3,256           3,021             1,851
     Nonaffiliated                                                        (3,927)           2,548             8,219
  Change in asset valuation reserve                                       (7,744)         (8,367)           (6,639)
  Change in nonadmitted assets                                            (3,287)             749              543
  Change in surplus of separate accounts                                    9,397              76              (64)
  Change in separate account seed money                                   (9,891)            (77)                64
  Change in loss contingency reserve for investments                      (1,140)               -               250
  Prior period adjustment                                                   3,994               -                 -
  Other, net                                                                    2               2                 5
-------------------------------------------------------------------------------------------------------------------

Net additions (deductions)                                                (3,560)          16,745            15,076
-------------------------------------------------------------------------------------------------------------------

Balance at end of year                                                $   218,942     $   222,502      $    205,757
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                        Statutory Statements of Cash Flow
                  Years Ended December 31, 2000, 1999 and 1998
                                 (000s omitted)

-------------------------------------------------------------------------------------------------------------------
                                                                         2000               1999             1998
-------------------------------------------------------------------------------------------------------------------
Cash from operations:
  Premiums and other considerations:
    Life and annuity contracts                                         $  516,486      $  513,927        $  463,537
    Accident and health contracts                                          27,567          22,298            17,903
    Supplementary contracts and dividend accumulations                     40,767          38,294            43,546
    Other deposit funds                                                   271,345         254,015           159,786
  Net investment income received                                          146,819         154,266           160,304
  Reinsurance commissions                                                   9,237           8,661             7,871
  Separate accounts income and fees                                        28,847          22,712            15,858
  Other income                                                              7,991           5,282             4,786
-------------------------------------------------------------------------------------------------------------------

Total provided from operations                                          1,049,059       1,019,455           873,591
-------------------------------------------------------------------------------------------------------------------

  Life and accident and health claims paid                                 56,768          50,226            46,128
  Surrender benefits                                                      250,527         207,924           189,343
  Other benefits to policyholders paid                                    235,842         236,415           140,575
  Commissions, other expenses and taxes paid,
  excluding federal income taxes                                          128,127         119,767           107,589
  Dividends to policyholders paid                                          25,116          24,380            23,756
  Federal income taxes                                                      3,000           1,194              (181
  Net transfers to separate accounts                                      373,669         378,471           419,156
  Interest paid on defined benefit plans                                      924             902             1,338
  Other                                                                    10,000              77                 -
-------------------------------------------------------------------------------------------------------------------

Total used in operations                                                1,083,973       1,019,356           927,704
-------------------------------------------------------------------------------------------------------------------

Net cash (used in) provided from operations                              (34,914)              99          (54,113)
-------------------------------------------------------------------------------------------------------------------

Cash from investments:
  Proceeds from investments sold, matured or repaid:

    Bonds and notes                                                       967,131         826,675           296,732
    Stocks                                                                 20,464          37,955            17,412
    Mortgage loans on real estate                                          36,355          29,034            77,980
    Other invested assets                                                   1,138           1,091               562
    Net gain or (loss) on cash and short-term investments                   (124)               -                 -
    Miscellaneous proceeds                                                  1,427               -                 -
    Investment real estate                                                    565           6,427             3,950
-------------------------------------------------------------------------------------------------------------------

Total investment proceeds                                               1,026,956         901,182           396,636
-------------------------------------------------------------------------------------------------------------------

Cost of investments acquired:
    Bonds and notes                                                       883,013         819,514           243,804
    Stocks                                                                 79,941          26,969            24,923
    Mortgage loans on real estate                                          56,498          48,571            17,956
    Investment real estate                                                  3,850           5,471             5,222
    Other invested assets                                                       -               -            10,461
    Other cash used                                                         5,602           3,165               109
-------------------------------------------------------------------------------------------------------------------

Total investments acquired                                              1,028,904         903,690           302,475
Increase in policy loans and premium notes                                  1,223             262               500
-------------------------------------------------------------------------------------------------------------------

Net cash (used in) provided from investments                              (3,171)         (2,770)            93,661
-------------------------------------------------------------------------------------------------------------------

Cash from financing and miscellaneous sources:

     Other cash (applied) provided, net                                     (718)          15,449             7,932
-------------------------------------------------------------------------------------------------------------------

Net change in cash and short-term investments                            (38,803)          12,778            47,480
Cash and short-term investments at beginning of year                       87,518          74,740            27,260
-------------------------------------------------------------------------------------------------------------------

Cash and short-term investments at end of year                         $   48,715      $   87,518        $   74,740
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2000 and 1999
--------------------------------------------------------------------------------

  (1)    Nature of Business

         CUNA Mutual Life Insurance Company (the Company), a mutual life insurer domiciled in Iowa, offers a full range of ordinary life and health insurance and annuity products through face-to-face and direct response distribution systems. Most of its new business is generated from sales to credit union members. The Company owns 50% of MEMBERS Capital
         Advisors, Inc., a registered investment advisor, and 100% of CMIA Wisconsin, Inc., an insurance agency and holding company. In turn, CMIA Wisconsin, Inc. owns 100% of League Insurance Agency.

         The Company is authorized to sell insurance in the District of Columbia and all states except New York. The largest concentrations of business are in California (9%), Texas (8%) and Michigan (6%), based on premiums plus deposits.

  (2)    Basis of Presentation and Summary of Significant Accounting Policies

                  Basis of Presentation

         The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (Insurance Department), which differ in some respects from accounting principles generally accepted in the United States of America (GAAP). The Company currently does not apply any significant permitted accounting practices. The following summary identifies the significant differences from GAAP:

                  Acquisition costs such as commissions, premium taxes and other items are expensed in the year incurred, rather than deferred and amortized over the periods benefited;

                  Bonds and notes are generally recorded at amortized cost rather than fair value and are not classified as held to maturity securities, trading securities, or available for sale securities;

                  Investments in majority owned subsidiaries are not consolidated, and the equity in the earnings of subsidiaries and affiliates accounted for under the equity method is shown in the statement of changes in surplus as change in unrealized gains on investments;

                  Policy reserves are based on statutory mortality and interest requirements, without consideration for withdrawals, which may differ from reserves established for GAAP based on reasonably conservative estimates of mortality, interest expense and withdrawals;

                  Derivative investment contracts hedging fixed income securities are carried on the statutory financial statements at the amortized cost, if any, versus at the estimated fair value of the contract;

                  Deferred federal income taxes are not provided for unrealized gains or losses and the temporary differences between the statutory and tax basis of assets and liabilities;

                  "Nonadmitted assets" (principally, an airplane, prepaid expenses, furniture, equipment and certain receivables) are excluded from the statutory statements of admitted assets, liabilities and surplus through a direct charge to unassigned surplus;

                  The asset valuation reserve (AVR), a statutory reserve established for the purpose of stabilizing the surplus of the Company against fluctuations in the market value of assets, is recorded as a liability by a direct charge to unassigned surplus;

                  The interest maintenance reserve (IMR) defers recognition of interest-related gains and losses from the disposal of investment securities and amortizes them into income over the remaining lives of those securities versus immediate recognition;

                  Reserves  established  for  potential  bond and mortgage  loan
                  defaults  or  real   estate   impairments   are   recorded  as
                  liabilities by direct charges to unassigned surplus;

                  Pension cost is equal to the amount to be funded in accordance with accepted actuarial cost methods rather than recognizing pension cost over the period participants render service to the Company and recording a liability currently for all unfunded costs;

                  Amounts due from reinsurers for their share of ceded reserves are netted against liabilities rather than shown as assets; and

                  Deposits, surrenders, and benefits on investment and universal life contracts are recorded as revenue and expense in the statutory statements of operations. Under GAAP, amounts collected are credited directly to policyholder account balances, and benefits and claims that are charged to expense include benefits incurred in the period that are in excess of related policyholder account balances.

         A reconciliation of net income and surplus between amounts presented herein and amounts stated in conformity with GAAP as of December 31 are as follows (000s omitted):

=============================================== =============== ================
                                                     1999           1998
----------------------------------------------- --------------- ----------------

     Net income

Statutory net income                               $  18,793       $  10,847
Adjustments:
     Federal income taxes                               (640)         (8,393)
     Deferred policy acquisition costs                10,637          23,362
     Insurance reserves                               (7,719)         (9,478)
     Investments                                         822           2,123
     Pension benefits                                   (256)          1,135
     Other                                             8,935           2,921
----------------------------------------------- --------------- ----------------
GAAP net income                                    $  30,572       $  22,517
=============================================== =============== ================

     Surplus

Statutory surplus                                   $222,502        $205,757
Adjustments:
     Federal income taxes                              2,459         (21,713)
     Deferred policy acquisition costs               210,737         173,376
     Insurance reserves                              (92,703)        (84,984)
     Investments                                      14,552          92,747
     Employee benefits                               (19,996)        (19,183)
     Dividends payable to policyholders               12,595          12,225
     Unearned revenues                               (38,652)        (31,637)
     Other                                             6,215           8,591
----------------------------------------------- --------------- ----------------
GAAP surplus                                        $317,709        $335,179
=============================================== =============== ================

         The effects of these variances on net income and surplus at December 31, 2000, although not reasonably determinable as of this date, are presumed to be material.

                  Investments

         Investments  are valued as  prescribed by the National  Association  of
         Insurance Commissioners (NAIC). Bonds and notes and short-term investments are generally stated at amortized cost, preferred stocks are stated at cost, common stocks of unaffiliated companies at market value, and mortgage loans at the unpaid balance, adjusted for unamortized premium or discount. Bonds that the NAIC has determined are impaired in value are carried at the lower of amortized cost or estimated fair value. Real estate acquired in satisfaction of debt is valued at the lower of the carrying value of the outstanding mortgage loans or fair value of the acquired real estate at time of foreclosure. The adjusted basis is subsequently depreciated. Investments in limited partnerships are included in other invested assets and are carried on the equity basis, and investments in subsidiaries and affiliates are carried at the Company's share of the underlying net equity of the investment. Home office real estate is carried at depreciated cost. Policy loans are stated at their unpaid principal balances.

         Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry survey values or internal estimates. These assumptions are consistent with the current interest rate environment. The retrospective adjustment method is used to value all such securities.

         Realized gains and losses on the sale of investments are reported in income based upon the specific identification method. The net unrealized gains and losses attributable to the adjustment from book value to carrying value for all investments are reflected in surplus.

                  Cash and Short-term Investments

         Cash and  short-term  investments  includes  cash on hand,  deposits in
         financial   institutions,   certificates  of  deposit,  and  short-term
         investments with original maturities of one year or less.

                  Provision for Depreciation

         The provision for depreciation of real estate is computed on a straight-line basis using estimated useful lives of the assets ranging from five to fifty years. The Company depreciates the cost of electronic data processing equipment and operating software on a straight-line basis over no more than three years.

                  Policy Reserves

         During 1988, the Company began using the 1980 Commissioners' Standard Ordinary (C.S.O.) Mortality Table. Prior to the adoption of the 1980 C.S.O. table, reserves were recorded using the 1958 C.S.O. table. The 1958 C.S.O. table is used with interest rate assumptions ranging from 2.5% to 5.0%. The 1980 C.S.O. table is used with interest rate assumptions ranging from 3.5% to 5.5%. With respect to older policies, the mortality table and interest assumptions vary from the American Experience table with 2.5% to 4% interest to the 1941 C.S.O. table with 2.5% interest. Approximately 14% of the life reserves are calculated on a net level reserve basis and 86% on a modified reserve basis. The effect of the use of a modified reserve basis is to partially offset the effect of immediately expensing acquisition costs by providing a policy reserve increase in the first policy year which is less than the reserve increase in renewal years. Fixed deferred annuity reserves are calculated using continuous Commissioners' Annuity Reserve Valuation Method (CARVM) with interest assumptions ranging from 2.5% to 7.5%.

                  Provision for Participating Policy Dividends

         The provision for participating policy dividends is based on the board of directors' determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year, rather than being provided for ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued. Participating business comprised 99.9% of ordinary life insurance in force and premiums received during 2000.

                  Statutory Valuation Reserves

         The IMR is maintained as prescribed by the NAIC for the purpose of stabilizing the surplus of the Company against gains and losses on sales of fixed income investments that are primarily attributable to changing interest rates. The interest-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. The AVR provides a reserve for fluctuations in the values of invested assets. Changes in the AVR are charged or credited directly to surplus.

                  Revenue Recognition

         Term life and whole life insurance premiums are recognized as premium income when due. Annuity and other fund deposits are credited to revenue when received. Health insurance premiums are recognized as income on a monthly pro rata basis over the time period to which the premiums relate.

                  Retiree Benefit Plans

         The Company sponsors defined benefit pension plans for its employees. The Company records pension expense equal to the amount funded.

         The Company provides medical and life insurance benefits for its retirees. Retirees become eligible to participate in the medical and life coverage based upon age and years of service and pay a portion of the medical coverage premium. The Company records an accrual for the estimated cost of retiree medical and life benefits over the period during which employees render the service that qualifies them for benefits. Benefits are generally funded on a pay-as-you-go basis.

                  Derivative Financial Instruments

         The Company enters into derivative contracts, such as interest rate swaps and caps and stock index futures to reduce interest rate exposure for long-term assets, to exchange fixed rates for floating interest rates, and to increase or decrease exposure to selected segments of the bond and stock markets. Hedges of fixed maturity securities are stated at amortized cost, if any, and hedges of equity securities are stated at market value.

         Net interest receivable or payable on those contracts that hedge risks associated with interest rate fluctuations are recognized in the period incurred as an adjustment to investment income. Realized capital gains and losses on equity swaps are recognized in the period incurred as an adjustment to net realized capital gains and losses. Unrealized capital gains and losses on equity swaps are charged or credited to surplus.

         Interest rate cap agreements entitle the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps is included in other invested assets and amortized over the term of the agreements as an adjustment to investment income.

                  Reinsurance

         Reinsurance premiums, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statements of operations.

                  Separate Accounts

         The Company issues variable annuities, variable life insurance policies, and certain other insurance contracts, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory statements of admitted assets, liabilities and surplus as assets and liabilities of the separate accounts. The assets of the separate accounts are stated at fair value.

         Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets, except for the portion related to the Company's ownership of the separate accounts, accrue directly to the contractholders and, therefore, are not included in the Company's statutory statements of operations. Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus.

         Substantially all the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

                  Risks and Uncertainties

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations and insurance reserves are most affected by the use of estimates and assumptions.

                  Change in Accounting Principle

         The Company changed its method for calculating policy reserves for certain variable annuity contracts. An assumption related to the CARVM reserve annuitization benefit stream was adjusted to more accurately reflect options available to annuity holders under the variable annuity contract. The change was made in 2000 retroactive to January 1, 2000. The $3,994,000 cumulative effect of the change on January 1, 2000 has been reflected as an increase to the policyholders' surplus. The effect of the change on current year net income was approximately $8,131,000.

                  Statutory Accounting Practices

         The NAIC has developed a codification of Statements of Statutory Accounting Principles (SSAPs) which, in accordance with the rules adopted by the Insurance Department, will take effect January 1, 2001. The Company has estimated that changes required by the SSAPs will increase unassigned surplus by approximately $884,000 (unaudited). The effect will be reported as an adjustment to unassigned surplus on the effective date.

                  Reclassifications

         Certain amounts in the 1999 and 1998 statutory financial statements have been reclassified to conform with the 2000 presentation.

    (3)  Investments

                  Bonds and Notes

         The statement value, which principally represents amortized cost, gross unrealized gains and losses, and the estimated fair value of investments in fixed maturities as of December 31, 2000 and 1999, are as follows (000s omitted):

============================================ =============== =============================== ===============
                                               Statement            Gross Unrealized           Estimated
             December 31, 2000                   Value           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
United States governments
   And agencies                                  $   40,004       $    820         $    -         $  40,824
States and political
   Subdivisions                                      10,670         -                (198)           10,472
Foreign governments                                 115,297          1,795          -               117,092
Corporate securities                                587,436         14,925        (15,827)          586,534
Mortgage-backed and other
   Structured                                       612,324         11,081         (5,157)          618,248
securities
Foreign corporate securities                         46,482            964           (329)           47,117
-------------------------------------------- --------------- --------------- --------------- ---------------
                                                 $1,412,213        $29,585       $(21,511)       $1,420,287
============================================ =============== =============== =============== ===============


============================================ =============== =============================== ===============
                                               Statement            Gross Unrealized           Estimated
             December 31, 1999                   Value           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
United States governments
   and agencies                                $     98,891     $      325    $      (970)     $     98,246
Foreign government securities                        18,425            352            (35)           18,742
Corporate securities                                763,184          8,962        (15,533)          756,613
Mortgage-backed and other
   Structured securities                            581,009          1,088        (24,074)          558,023
Foreign corporate securities                         47,816            495           (772)           47,539
-------------------------------------------- --------------- --------------- --------------- ---------------
                                                 $1,509,325        $11,222       $(41,384)       $1,479,163
============================================ =============== =============== =============== ===============

         Cumulative unrealized losses of approximately $3,161,000 and $158,000 at December 31, 2000 and 1999, respectively, have been recorded for bonds and notes that have been determined by the NAIC to have an impairment in value. In addition to the AVR provision, a loss contingency reserve of $300,000 and $1,700,000 has been established at December 31, 2000 and 1999, respectively, for projected bond losses.

         The statement value and estimated fair value of bonds and notes as of December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.

============================================================== ====================== ======================
                                                                     Statement              Estimated
(000s omitted)                                                         Value               Fair Value
-------------------------------------------------------------- ---------------------- ----------------------
Due in one year or less                                                $   41,058             $   41,372
Due after one year through five years                                     520,896                523,871
Due after five years through ten years                                    196,406                194,717
Due after ten years                                                        41,529                 42,079
-------------------------------------------------------------- ---------------------- ----------------------
Total bonds                                                               799,889                802,039
Mortgage-backed and other structured securities                           612,324                618,248
-------------------------------------------------------------- ---------------------- ----------------------
Total bonds and notes                                                  $1,412,213             $1,420,287
============================================================== ====================== ======================

         Proceeds from sales of bonds and notes were approximately $803,896,000, $574,495,000, and $66,335,000 during 2000, 1999 and 1998, respectively.
         Gross gains of approximately $3,414,000, $4,163,000, and $1,735,000 and gross losses of approximately  $16,927,000,  $6,240,000, and $1,886,000 were realized on those sales in 2000, 1999 and 1998, respectively.

                  Preferred and Common Stocks

         The cost, gross unrealized gains and losses, and estimated fair value on unaffiliated stocks are as follows (000s omitted):

============================================ =============== =============================== ===============
                                                                    Gross Unrealized           Estimated
             December 31, 2000                    Cost           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
Common stock                                       $114,733        $23,349        $(4,959)         $133,123
Preferred stock                                           4         -               -                     4
============================================ =============== =============== =============== ===============

============================================ =============== =============================== ===============
                                                                    Gross Unrealized           Estimated
             December 31, 1999                    Cost           Gains           Losses        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
Common stock                                        $55,959        $22,887        $(2,567)          $76,279
Preferred stock                                          41         -                  (7)               34
============================================ =============== =============== =============== ===============

         Proceeds from sales of common and preferred stock were approximately $20,464,000, $37,955,000 and $17,412,000 during 2000, 1999 and 1998 respectively. Gross gains of approximately $6,257,000, $11,792,000 and $5,609,000 and gross losses of approximately $1,497,000, $920,000 and $1,777,000 were realized on those sales in 2000, 1999 and 1998 respectively.

                  Mortgage Loans on Real Estate

         The Company's mortgage portfolio consists mainly of commercial mortgage loans. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one state are not greater than 20% of the aggregate mortgage loan portfolio balance, with the exception of California which is limited to 15%, and loans of no more than 2% of the aggregate mortgage loan balance are made to any one borrower. As of December 31, 2000 the state of California had the largest percent of the aggregate mortgage loan portfolio balance with 15%. A loss contingency reserve of approximately $1,552,000 and $2,000,000 has been provided for mortgage loans on real estate as of December 31, 2000 and 1999, respectively.

                  Assets Designated

         The statement value of assets designated for regulatory authorities and held on deposit accordingly as of December 31 are as follows (000s omitted):

============================================================== ====================== ======================
                                                                       2000                   1999
-------------------------------------------------------------- ---------------------- ----------------------
Bonds and notes and short-term investments                             $1,349,726             $1,454,904
Mortgage loans on real estate                                             340,825                325,603
Policy loans                                                              103,054                101,831
-------------------------------------------------------------- ---------------------- ----------------------
Total assets designated                                                $1,793,605             $1,882,338
============================================================== ====================== ======================

                  Net Investment Income

         Components of net investment income for the years ended December 31 are as follows (000s omitted):


================================================ =================== =================== ===================
                                                        2000                1999                1998
------------------------------------------------ ------------------- ------------------- -------------------
Bonds and notes                                        $111,770            $112,788            $114,421
Stocks                                                    1,325               1,431               1,198
Mortgage loans on real estate                            27,994              27,133              29,057
Real estate                                               9,785               9,486               9,244
Policy loans                                              6,905               6,609               6,664
Other invested assets                                     2,174               2,060                 392
Cash and short-term investments                           4,293               4,700               2,175
Derivative financial instruments                         (6,566)             (3,190)             (1,835)
Other                                                      (254)                232                 275
------------------------------------------------ ------------------- ------------------- -------------------
     Gross investment income                            157,426             161,249             161,591
Less investment expenses                                 12,770              12,334              12,593
------------------------------------------------ ------------------- ------------------- -------------------
     Net investment income                             $144,656            $148,915            $148,998
================================================ =================== =================== ===================

         The Company incurs expense in managing its investment portfolio and producing investment income. These expenses, which include salaries, brokerage fees, securities custodial fees, and real estate expenses, are deducted from investment income to determine the net investment income reported in the financial statements.

                  Self-occupancy Rent

         Under statutory accounting practices, the Company is required to include in investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Investment income includes self-occupancy rental income of $615,985, $1,077,181, and $1,113,977 in 2000, 1999 and 1998, respectively.

                  Realized Capital Gains and Losses

         Net realized capital gains and losses for the years ended December 31 are summarized as follows (000s omitted):


====================================================== ================= ================= =================
                                                             2000              1999              1998
------------------------------------------------------ ----------------- ----------------- -----------------
Bonds and notes                                             $(13,253)          $(1,730)          $(1,645)
Stocks                                                         4,760            10,872             3,832
Mortgage loans on real estate                                    317                 5             2,965
Real estate                                                      154             1,172               413
Derivative financial instruments                              (2,425)           -                   (108)
------------------------------------------------------ ----------------- ----------------- -----------------
                                                             (10,447)           10,319             5,457
Less:
   Capital gains tax                                          (3,252)            4,273             2,566
   Transfer to interest maintenance reserve                   (6,579)           (1,053)            3,208
------------------------------------------------------ ----------------- ----------------- -----------------
     Net realized capital gains (losses)                    $   (616)         $  7,099          $   (317)
====================================================== ================= ================= =================

                  Derivative Financial Instruments

         Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns, to reduce interest rate risks of long-term assets, to control exposure to various credit and market risks, and to manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include stock and bond index futures, interest rate swaps, total return swaps, and options.

         Futures contracts are a commitment to purchase or deliver securities in the future at a predetermined price or yield, and are usually settled in cash. At various times during the year, consistent with its asset allocation strategy, the Company has taken short positions on stock and bond index futures. To manage portfolio duration and fixed income exposure the Company has taken short positions on Municipal Bond and Treasury Note Index futures. The Company also has taken short positions on S&P 500 Index futures to reduce exposure to domestic equities.

         The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount.

         The Company uses total return swaps to gain exposure to various market sectors. Under total return swaps the Company agrees with other parties to exchange, at specified intervals, the difference between the total return on an index or basket of securities and floating-rate interest amounts calculated by reference to an agreed notional principal amount. In February, consistent with its asset allocation strategy, the Company entered into a one-year foreign equity swap to gain exposure to equities in certain foreign countries. The Company has also entered into a corporate bond index swap to gain additional exposure to high quality fixed income securities. Generally, no cash is exchanged at the outset of the swap contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each due date.

         Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company began issuing market index certificates in 2000. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of the S&P 500 Index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

         The Company is exposed to credit losses in the event of nonperformance by the counter-parties to its' swap and option agreements. The Company monitors the credit standing of the counter-parties and anticipates that the counter-parties will be able to fully satisfy their obligations under the contracts. The futures contracts are traded on an exchange and have no counter-party risk.

                  Real Estate

         A summary of real estate held as of December 31 is as follows (000s omitted):


================================================================== ==================== ====================
                                                                          2000                 1999
------------------------------------------------------------------ -------------------- --------------------
Cost:
   Investment real estate                                                    $83,246              $74,713
   Home office                                                                16,549               16,390
------------------------------------------------------------------ -------------------- --------------------
                                                                              99,795               91,103
Less accumulated depreciation                                                 35,983               32,357
------------------------------------------------------------------ -------------------- --------------------
Total real estate                                                            $63,812              $58,746
================================================================== ==================== ====================

         Investment real estate and the home office buildings are being depreciated using the straight-line basis over the useful lives of these assets. A loss contingency reserve of approximately $5,086,000 and $2,100,000 at December 31, 2000 and 1999, respectively, has been provided for potential impairments of investment real estate.

                  Investments in Subsidiaries and Affiliates

         Equity security investments on December 31, 2000 and 1999, include the Company's wholly owned subsidiary, CMIA Wisconsin, Inc. and the 50% ownership of MEMBERS Capital Advisors, Inc. (MCA), a registered investment advisor. A wholly owned subsidiary, Red Fox Motor Hotel Corporation, was dissolved in 1999 and the Company realized a gain of $213,000. The carrying value of the subsidiary investments was $14,562,000 and $5,806,000 at December 31, 2000 and 1999, respectively.

         In 2000, the Company contributed $5,500,000 of capital to CMIA Wisconsin, Inc., which acquired an unaffiliated insurance agency for $5,500,000.

  (4)    Note Payable

         As of December 31, 2000 and 1999, the Company has an outstanding liability for borrowed money in the original amount of $1,300,000 as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles, California. The loan is secured by real estate property with an appraisal value that exceeds the loan principal balance. The loan will be amortized on a straight-line basis over 240 months beginning in September 2001. The loan agreement includes a grant provision forgiving 15% of the original balance in September 2001 upon the fulfillment of conditions specified in the loan agreement. It is the Company's opinion that these conditions have been fully satisfied.

   (5)   Related Party Transactions

         The Company has entered into an agreement of permanent affiliation with CUNA Mutual Insurance Society (CMIS), a mutual life insurer domiciled in Wisconsin. The agreement is not a merger or consolidation, in that both companies remain separate corporate entities, and both continue to be separately owned and ultimately controlled by their respective policyholder groups, who retain their voting rights without change. The agreement terms include a provision for reinsurance of each company's individual life and health business, joint development of business plans and distribution systems for the sale of individual insurance and financial service products within the credit union market, and a provision for the sharing of certain resources and facilities. Expenses relating to shared resources and facilities are allocated between the companies and their subsidiaries under a jointly developed cost-sharing agreement. Expenses are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances, which are settled at least annually. Subsequent to each yearend, the expense allocation process is subject to review by each company. Based on these reviews, allocated expenses to each company may be adjusted, if determined necessary.

         The Company allocates expenses to its subsidiaries. These expenses, such as salaries, rents, depreciation, and other operating expenses, represent the subsidiaries' share of expenses and are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. In order to more appropriately reflect the expenses incurred by each affiliated company effective January 1, 2000, the Company refined its method of allocating costs among affiliates. These transactions give rise to intercompany account balances, which are settled monthly.

         CMLIC allocated expenses of approximately $30,745,000 in 2000, $31,048,000 in 1999, and $30,586,000 in 1998 to CMIS and its
         affiliates. CMIS allocated expenses to the Company of approximately $44,443,000 in 2000, $41,864,000 in 1999, and $37,818,000 in 1998.

         The Company has a note receivable from CUNA Mutual Investment Corporation (CMIC), a wholly owned subsidiary of CMIS, with a stated maturity date of January 15, 2011. The yield varies over the life of the note, as both the yield and the payment stream are determined based on the pay-down activity of an underlying notional pool of Federal National Mortgage Association mortgages. Based on current payment patterns, it is anticipated that the balance of the note will be repaid by 2003. The structure of this arrangement provides a hedge against the Company's fixed maturity holdings, as the return varies inversely with the return on the fixed maturity portfolio. The statement value of the note was $2,100,000 and $3,400,000 at 2000 and 1999, respectively, and is included in other invested assets. The Company recognized interest income of $(186,000) in 2000, $33,000 in 1999, and $676,000 in 1998
         relating to this note.

         The Company is party to an agreement with MCA for investment advisory services. MCA provides an investment program which complies with policies, directives and guidelines established by the Company. For these services, the Company paid fees to MCA totaling approximately $2,702,000, $2,350,000, and $2,172,000 for 2000, 1999 and 1998,
         respectively.

 (6)     Annuity Reserves and Deposit Liabilities

         The withdrawal characteristics of the Company's annuity contracts and deposit liabilities as of December 31 are as follows (000s omitted):


================================================================== ==================== ====================
                                                                          2000                 1999
------------------------------------------------------------------ -------------------- --------------------
Subject to discretionary withdrawal:
   With market value adjustment                                            $1,046,930         $    923,751
   At book value less surrender charge of 5% or more                          178,991              244,875
   At market value                                                          1,891,902            1,706,174
   At book value, with minimal or no charge adjustment                        660,313              699,544
Not subject to discretionary withdrawal                                        50,966               46,948
------------------------------------------------------------------ -------------------- --------------------
                                                                            3,829,102            3,621,292
Reinsurance ceded                                                             356,472              378,290
------------------------------------------------------------------ -------------------- --------------------
Total annuity reserves                                                     $3,472,630           $3,243,002
================================================================== ==================== ====================

  (7)    Reinsurance

         In the ordinary course of doing business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk and limit its overall financial exposure. The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

         The effects of reinsurance on premium income and on claims benefit expenses incurred are as follows (000s omitted):

====================================================== ================= ================= =================
                                                             2000              1999              1998
------------------------------------------------------ ----------------- ----------------- -----------------
Premium income:
   Direct                                                   $780,251          $760,553          $618,194
   Assumed from affiliates                                    67,405            56,846            48,355
   Ceded to affiliates                                        24,368            20,875            18,369
   Ceded to nonaffiliates                                      5,876             4,700             3,899
------------------------------------------------------ ----------------- ----------------- -----------------
Premium income, net of reinsurance                          $877,900          $842,974          $688,817
====================================================== ================= ================= =================

Benefit expenses:
   Direct                                                   $236,408          $233,737          $136,727
   Assumed from affiliates                                    21,046            17,591            13,875
   Ceded to affiliates                                        13,241            10,857            12,278
   Ceded to nonaffiliates                                      1,498               677             1,389
------------------------------------------------------ ----------------- ----------------- -----------------
Benefit expenses, net of reinsurance                        $242,715          $239,794          $136,935
====================================================== ================= ================= =================

         Policy reserves and claim liabilities are net of reinsurance balances of (000s omitted) $438,286 and $453,448 at December 31, 2000 and 1999,
         respectively.

(8)      Liability for Claim Reserves

         Activity in the liability for accident and health claim reserves, which is included in the liabilities for policy reserves and policy and contract claims in the accompanying statutory statements of admitted assets, liabilities and surplus, is summarized as follows (000s omitted):

================================================================== ==================== ====================
                                                                          2000                 1999
------------------------------------------------------------------ -------------------- --------------------
Balance as of January 1, net of reinsurance recoverables of
    $1,043 and $820                                                            $8,735               $6,820
------------------------------------------------------------------ -------------------- --------------------
Incurred related to:
    Current year                                                               11,166                9,238
    Prior year                                                                 (2,534)              (1,809)
------------------------------------------------------------------ -------------------- --------------------
    Total incurred                                                              8,632                7,429
------------------------------------------------------------------ -------------------- --------------------
Paid related to:
    Current year                                                                4,902                3,543
    Prior years                                                                 2,877                1,971
------------------------------------------------------------------ -------------------- --------------------
    Total paid                                                                  7,779                5,514
------------------------------------------------------------------ -------------------- --------------------
Balance as of December 31, net of reinsurance recoverables of
    $1,124 and $1,043                                                          $9,588               $8,735
================================================================== ==================== ====================

         The liability for accident and health claim reserves for prior years decreased by approximately $2,534,000 in 2000 and $1,809,000 in 1999 due to experience improvements as determined by the actuarial analyses of claim reserves.

  (9)    Federal Income Taxes

         The Company files a consolidated life-nonlife federal income tax return with its subsidiaries. The Company has entered into a tax sharing agreement with its subsidiaries under Reg. Section 1.1552-1(a) and 1.1502.33(d)(3). The agreement provides that the allocation of tax expense between the Company and its subsidiaries is based on a ratio of each company's federal income tax as if it were filing a separate return, to the total federal income tax as calculated on the consolidated federal income tax return. Income tax credits are allocated to companies within the consolidated tax group based on the tax benefit which the consolidated tax group receives from each company.

         The actual federal income tax expense differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% in 2000 and 1999 to income before federal income taxes and net realized capital gains (losses) due to the reasons listed in the following reconciliation (000s omitted):

================================================================= ============= ============== =============
                                                                      2000          1999           1998
----------------------------------------------------------------- ------------- -------------- -------------
Tax expense computed at federal corporate tax rate                     $4,605        $6,824         $5,460
Tax-exempt investment income                                           (2,210)       (2,959)        (2,587)
Mutual life insurance company differential earnings tax                 3,540         3,276          3,450
Deferred policy acquisition costs                                         884           870            681
Book and tax reserve change                                              (721)         (527)        (1,569)
Income tax expense (benefit) related to prior years                      (763)         (979)           (72)
General and administrative expenses                                     1,391         1,208           (543)
Accrued policyholder dividends                                            235           259            235
Other, net                                                               (199)         (170)          (619)
----------------------------------------------------------------- ------------- -------------- -------------
     Total federal income tax expense                                  $6,762        $7,802         $4,436
================================================================= ============= ============== =============

(10)     Benefit Plans

                  Postretirement Benefit Plans

         The Company has two noncontributory defined benefit pension plans that cover substantially all employees and agents who meet eligibility requirements. The Company records pension expense equal to the amount funded. Accordingly, the pension benefit cost and related accrued benefit cost have not been reflected in the statutory financial statements. The total pension expense for 2000, 1999 and 1998 was $1,427,000, $1,812,000, and $2,614,000, respectively. Substantially all benefit plan assets are invested in the Ultra Series Funds, a family of mutual funds which are the investment vehicle for CMLIC's separate account products such as variable life, variable annuity, and pensions.

         The Company also provides certain medical and life insurance benefits for retirees and their beneficiaries and covered dependents. The Company's medical benefit plan provides subsidized coverage after retirement for eligible full-time employees and agents, their spouses, and dependents, up to age 65. Starting at age 65, retirees pay the full cost of their coverage. Additionally, the Company provides group term life insurance for its retirees, the face amount of which is based on the individual's salary at retirement. The cost of postretirement benefits other than pensions is recognized by the Company during the employees' active working careers. The Company adopted this accounting policy as of January 1, 1992, and is amortizing the related initial impact over 20 years.

         Financial information related to the plans is shown below (000s omitted):

=========================================== =============================== ================================
                                                   Pension Benefits                 Other Benefits
                                                 2000            1999            2000             1999
------------------------------------------- --------------- --------------- ---------------- ---------------
Benefit obligation at December 31              $(60,926)       $(55,226)       $(12,067)         $(8,738)
Fair value of plan assets at December 31
                                                 66,064          62,311               -           -
------------------------------------------- --------------- --------------- ---------------- ---------------
Funded status                                     5,138           7,085         (12,067)          (8,738)
Unrecognized prior service cost                       -             -                 8               20
Unrecognized net (gain) loss                    (13,640)        (15,623)          3,302              749
Unrecognized net transition (asset)
    liability                                         -               -           1,333            1,467
------------------------------------------- --------------- --------------- ---------------- ---------------
(Accrued) prepaid benefit cost                  $(8,502)      $  (8,538)        $(7,424)         $(6,502)
------------------------------------------- --------------- --------------- ---------------- ---------------
Benefit cost                                     $1,393       $   1,591          $1,586          $ 1,506
=========================================== =============== =============== ================ ===============


=========================================== =============================== ================================
                                                   Pension Benefits                 Other Benefits
                                                 2000            1999            2000             1999
------------------------------------------- --------------- --------------- ---------------- ---------------
Discount rate                                    7.0%            7.0%            7.5%             7.5%
Expected return on plan assets                   7.5%            7.0%            8.0%             8.0%
Rate of compensation increase                    5.0%            5.0%            5.0%             5.0%
=========================================== =============== =============== ================ ===============

         For measurement purposes, an 8.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The rate was assumed to decrease gradually to 5.0%.

                  Defined Contribution Pension Plans

         The Company sponsors defined contribution plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Participants defer a portion of their compensation up to statutory maximums; the Company matches part of the deferrals, and this match is vested according to plan schedules. The Company's contributions were approximately $1,509,000, $1,379,000, and $1,212,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

Statutory Financial Data

         Risk Based Capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2000, the Company's adjusted surplus exceeded Authorized Control Level - RBC.

(12)     Commitments and Contingencies

         The Company participates in a securities lending program. The Company's policy requires that a minimum of 102% of the fair value of the loaned securities must be fully collateralized with cash, U.S. Government securities, or irrevocable bank letters of credit. The security custodian monitors the collateral position on a daily basis. At December 31, 2000 and 1999, the amortized cost of securities loaned by the Company totaled approximately $37,834,000 and $54,420,000, respectively.

         The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2000 and prior. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts (net of estimated future premium tax recoveries) that it believes will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders.

         The Company has established a liability of $1,000,000 in 2000 and $1,300,000 in 1999 for guaranty fund assessments. Further, the Company has established an asset of approximately $1,023,000 in 2000 and $1,353,000 in 1999 for amounts recoverable against future premium taxes for assessments already paid.

         The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

(13)     Disclosures About Fair Value of Financial Instruments

         Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practical to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. In addition, the tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

                  Cash, Short-term Investments and Accrued Investment Income

         The carrying amounts for these instruments approximate their fair values.

                  Bonds and Notes

         Fair values for bonds and notes are based on quoted market prices, where available. For bonds and notes not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

                  Preferred and Unaffiliated Common Stocks

         The fair values of preferred and unaffiliated common stocks are based on quoted market prices.

                  Derivative Financial Instruments

         The fair value of derivatives is based upon an estimate, using discounted cash flow techniques, of the amount which would be required to close the derivative position given the current market environment. Fair values for derivatives traded on an exchange are based on quoted market prices.

                  Mortgage Loans on Real Estate

         The fair values for mortgage loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

                  Other Invested Assets

         Most of the other invested assets are limited partnership interests whose carrying values approximate their fair values. Fair values for notes receivable are estimated utilizing discounted cash analyses with interest rates currently being offered for similar borrowings.

                  Separate Account Assets and Liabilities

         The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which approximates their carrying values.

                  Investment-type Contracts

         The fair value of the Company's liabilities under investment-type insurance contracts such as annuities is based on the account balance less applicable surrender charges.

         The carrying amounts and estimated fair values of the Company's significant financial instruments are as follows (000s omitted):

============================================ =============================== ===============================
                                                   December 31, 2000               December 31, 1999
                                                Carrying       Estimated        Carrying       Estimated
                                                 Amount        Fair Value        Amount        Fair Value
-------------------------------------------- --------------- --------------- --------------- ---------------
Financial instruments recorded as assets:
  Bonds and notes                                $1,412,213     $1,420,287      $1,509,325       $1,479,163
  Preferred stock                                         4              4              41               34
  Unaffiliated common stock                         133,123        133,123          76,280           76,280
  Mortgage loans on real estate                     340,825        359,979         325,603          320,393
  Cash and short-term investments                    48,715         48,715          87,518           87,518
  Derivatives                                         5,319          5,294           1,184            1,184
  Other invested assets                              14,461         14,420          14,962           14,908
  Separate accounts                               2,935,817      2,935,817       2,611,459        2,611,459

Financial instruments recorded as liabilities:
  Derivatives                                           438            453               -                -
  Investment-type contracts                      (1,207,273)    (1,194,767)     (1,290,686)      (1,279,192)
  Separate accounts                              (2,857,907)    (2,857,907)     (2,555,312)      (2,555,312)
  Note payable                                       (1,300)        (1,105)         (1,300)
                                                                                                     (1,105)

Off-balance sheet financial instruments:
  Derivatives                                             -           (237)          -                 (386)
============================================ =============== =============== =============== ===============

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

-------------------------------------------------------------------------------------------- --------------------
Investment income earned
-------------------------------------------------------------------------------------------- --------------------
     Government bonds                                                                              $      5,457
-------------------------------------------------------------------------------------------- --------------------
     Other bonds (unaffiliated)                                                                         106,314
-------------------------------------------------------------------------------------------- --------------------
     Bonds of affiliates                                                                                      -
-------------------------------------------------------------------------------------------- --------------------
     Preferred stocks (unaffiliated)                                                                          2
-------------------------------------------------------------------------------------------- --------------------
     Preferred stocks of affiliates                                                                           -
-------------------------------------------------------------------------------------------- --------------------
     Common stocks (unaffiliated)                                                                         1,323
-------------------------------------------------------------------------------------------- --------------------
     Common stocks of affiliates                                                                              -
-------------------------------------------------------------------------------------------- --------------------
     Mortgage loans on real estate                                                                       27,994
-------------------------------------------------------------------------------------------- --------------------
     Real estate                                                                                          9,785
-------------------------------------------------------------------------------------------- --------------------
     Premium notes, policy loans and liens                                                                6,905
-------------------------------------------------------------------------------------------- --------------------
     Collateral loans                                                                                         -
-------------------------------------------------------------------------------------------- --------------------
     Cash on hand and on deposit                                                                            139
-------------------------------------------------------------------------------------------- --------------------
     Short-term investments                                                                               4,154
-------------------------------------------------------------------------------------------- --------------------
     Other invested assets                                                                                2,174
-------------------------------------------------------------------------------------------- --------------------
     Derivative financial instruments                                                                    (6,566)
-------------------------------------------------------------------------------------------- --------------------
     Aggregate write-in for investment income                                                              (254)
                                                                                                    ------------
-------------------------------------------------------------------------------------------- --------------------
     Gross investment income                                                                           $157,427
                                                                                                       ========
-------------------------------------------------------------------------------------------- --------------------

Real estate owned - book value less encumbrances                                                      $  63,812
                                                                                                      =========
-------------------------------------------------------------------------------------------- --------------------
Mortgage loans - book value:
-------------------------------------------------------------------------------------------- --------------------
     Farm mortgages                                                                                   $       -
-------------------------------------------------------------------------------------------- --------------------
     Residential mortgages                                                                                    -
-------------------------------------------------------------------------------------------- --------------------
     Commercial mortgages                                                                               340,825
                                                                                                        -------
-------------------------------------------------------------------------------------------- --------------------
     Total mortgage loans                                                                              $340,825
                                                                                                       ========
-------------------------------------------------------------------------------------------- --------------------

Mortgage loans by standing - book value:
-------------------------------------------------------------------------------------------- --------------------
     Good standing                                                                                    $ 337,872
-------------------------------------------------------------------------------------------- --------------------
     Good standing with restructured terms                                                                2,953
-------------------------------------------------------------------------------------------- --------------------
     Interest overdue more than three months,
        not in foreclosure                                                                                    -
-------------------------------------------------------------------------------------------- --------------------
     Foreclosure in process                                                                                   -
-------------------------------------------------------------------------------------------- --------------------

-------------------------------------------------------------------------------------------- --------------------
Other long-term assets - statement value                                                                $14,461
-------------------------------------------------------------------------------------------- --------------------
Collateral loans                                                                                              -
-------------------------------------------------------------------------------------------- --------------------
Bonds and stocks of parents, subsidiaries and affiliates - book value
-------------------------------------------------------------------------------------------- --------------------
     Bonds                                                                                                    -
-------------------------------------------------------------------------------------------- --------------------
     Preferred stocks                                                                                         -
-------------------------------------------------------------------------------------------- --------------------
     Common stocks                                                                                        5,766
-------------------------------------------------------------------------------------------- --------------------

Bonds and short-term investments by class and maturity:
-------------------------------------------------------------------------------------------- --------------------
Bonds by maturity - statement value
-------------------------------------------------------------------------------------------- --------------------
     Due within one year or less                                                                    $   199,617
-------------------------------------------------------------------------------------------- --------------------
     Over 1 year through 5 years                                                                        778,004
-------------------------------------------------------------------------------------------- --------------------
     Over 5 years through 10 years                                                                      379,313
-------------------------------------------------------------------------------------------- --------------------
     Over 10 years through 20 years                                                                      74,274
-------------------------------------------------------------------------------------------- --------------------
     Over 20 years                                                                                       23,378
                                                                                                  -------------
-------------------------------------------------------------------------------------------- --------------------
     Total by maturity                                                                               $1,454,586
                                                                                                     ==========
-------------------------------------------------------------------------------------------- --------------------

Bonds by class - statement value
-------------------------------------------------------------------------------------------- --------------------
     Class 1                                                                                         $1,108,385
-------------------------------------------------------------------------------------------- --------------------
     Class 2                                                                                            231,752
-------------------------------------------------------------------------------------------- --------------------
     Class 3                                                                                             88,082
-------------------------------------------------------------------------------------------- --------------------
     Class 4                                                                                             17,494
-------------------------------------------------------------------------------------------- --------------------
     Class 5                                                                                              7,148
-------------------------------------------------------------------------------------------- --------------------
     Class 6                                                                                              1,725
                                                                                                 --------------
-------------------------------------------------------------------------------------------- --------------------
     Total by class                                                                                  $1,454,586
                                                                                                     ==========
-------------------------------------------------------------------------------------------- --------------------

     Total bonds publicly traded                                                                     $1,155,720
-------------------------------------------------------------------------------------------- --------------------
     Total bonds privately placed                                                                       298,866
-------------------------------------------------------------------------------------------- --------------------

Preferred stocks - statement value                                                                            4
-------------------------------------------------------------------------------------------- --------------------
Common stocks - market value                                                                            147,685
-------------------------------------------------------------------------------------------- --------------------
Short-term investments - book value                                                                      42,373
-------------------------------------------------------------------------------------------- --------------------
Financial options owned - statement value                                                                 5,319
-------------------------------------------------------------------------------------------- --------------------
Financial options written and in force - statement value                                                      -
-------------------------------------------------------------------------------------------- --------------------
Financial futures contracts open - current price                                                              -
-------------------------------------------------------------------------------------------- --------------------
Cash on deposit                                                                                           6,342
-------------------------------------------------------------------------------------------- --------------------


-------------------------------------------------------------------------------------------- --------------------
Life insurance in force:
-------------------------------------------------------------------------------------------- --------------------
     Industrial                                                                                       $       -
-------------------------------------------------------------------------------------------- --------------------
     Ordinary                                                                                        11,905,711
-------------------------------------------------------------------------------------------- --------------------
     Credit life                                                                                              -
-------------------------------------------------------------------------------------------- --------------------
     Group life                                                                                       3,025,407
-------------------------------------------------------------------------------------------- --------------------

Amount of accidental death insurance in force under ordinary policies                                   425,119
-------------------------------------------------------------------------------------------- --------------------

Life insurance policies with disability provisions in force:
-------------------------------------------------------------------------------------------- --------------------
     Industrial                                                                                               -
-------------------------------------------------------------------------------------------- --------------------
     Ordinary                                                                                         4,923,185
-------------------------------------------------------------------------------------------- --------------------
     Credit life                                                                                              -
-------------------------------------------------------------------------------------------- --------------------
     Group life                                                                                              40
-------------------------------------------------------------------------------------------- --------------------

Supplementary contracts in force:
-------------------------------------------------------------------------------------------- --------------------
     Ordinary - not involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Amount on deposit                                                                                   53,474
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                       9,813
-------------------------------------------------------------------------------------------- --------------------

Ordinary - involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                       4,534
-------------------------------------------------------------------------------------------- --------------------

Group - not involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Amount of deposit                                                                                        -
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                           -
-------------------------------------------------------------------------------------------- --------------------

Group - involving life contingencies
-------------------------------------------------------------------------------------------- --------------------
     Income payable                                                                                           -
-------------------------------------------------------------------------------------------- --------------------

Annuities:
-------------------------------------------------------------------------------------------- --------------------
     Ordinary
-------------------------------------------------------------------------------------------- --------------------
        Immediate - amount of income payable                                                              1,986
-------------------------------------------------------------------------------------------- --------------------
        Deferred - fully paid - account balance                                                         470,215
-------------------------------------------------------------------------------------------- --------------------
        Deferred - not fully paid - account balance                                                   2,096,577
-------------------------------------------------------------------------------------------- --------------------

     Group
-------------------------------------------------------------------------------------------- --------------------
        Immediate - amount of income payable                                                                  -
-------------------------------------------------------------------------------------------- --------------------
        Fully paid account payable                                                                            -
-------------------------------------------------------------------------------------------- --------------------
        Not fully paid - account balance                                                                      -
-------------------------------------------------------------------------------------------- --------------------


--------------------------------------------------------------------------------------------- -------------------
Accident and health insurance - premiums in force:
--------------------------------------------------------------------------------------------- -------------------
     Ordinary                                                                                             3,306
--------------------------------------------------------------------------------------------- -------------------
     Group                                                                                               30,118
--------------------------------------------------------------------------------------------- -------------------
     Credit                                                                                                   -
--------------------------------------------------------------------------------------------- -------------------

Deposit funds and dividend accumulations:
--------------------------------------------------------------------------------------------- -------------------
     Deposit funds - account balance                                                                        810
--------------------------------------------------------------------------------------------- -------------------
     Dividend accumulations - account balance                                                           160,712
--------------------------------------------------------------------------------------------- -------------------

Claim payments 2000:
--------------------------------------------------------------------------------------------- -------------------
     Group accident and health - year ended December 31
--------------------------------------------------------------------------------------------- -------------------
     2000                                                                                                 4,536
--------------------------------------------------------------------------------------------- -------------------
     1999                                                                                                 2,066
--------------------------------------------------------------------------------------------- -------------------
     1998                                                                                                    97
--------------------------------------------------------------------------------------------- -------------------
     1997                                                                                                   184
--------------------------------------------------------------------------------------------- -------------------
     1996                                                                                                    21
--------------------------------------------------------------------------------------------- -------------------
     Prior                                                                                                   59
--------------------------------------------------------------------------------------------- -------------------

Other accident and health
--------------------------------------------------------------------------------------------- -------------------
     2000                                                                                                   366
--------------------------------------------------------------------------------------------- -------------------
     1999                                                                                                   193
--------------------------------------------------------------------------------------------- -------------------
     1998                                                                                                    80
--------------------------------------------------------------------------------------------- -------------------
     1997                                                                                                    34
--------------------------------------------------------------------------------------------- -------------------
     1996                                                                                                    29
--------------------------------------------------------------------------------------------- -------------------
     Prior                                                                                                  112
--------------------------------------------------------------------------------------------- -------------------

Other coverages that use developmental methods to calculate claims reserves
--------------------------------------------------------------------------------------------- -------------------
     2000                                                                                                     -
--------------------------------------------------------------------------------------------- -------------------
     1999                                                                                                     -
--------------------------------------------------------------------------------------------- -------------------
     1998                                                                                                     -
--------------------------------------------------------------------------------------------- -------------------
     1997                                                                                                     -
--------------------------------------------------------------------------------------------- -------------------
     1996                                                                                                     -
--------------------------------------------------------------------------------------------- -------------------
     Prior                                                                                                    -
--------------------------------------------------------------------------------------------- -------------------

See accompanying independent auditors' report.

                                   APPENDIX A

                ILLUSTRATIONS OF POLICY VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy can change with investment performance. Separate tables based on unisex mortality rates are available from the address shown on the first page of this prospectus. At your request, the Company will provide an illustration based upon your Age, planned premium payments and other factors.

The illustrations are based on the following five factors. (The upper right hand corner of each illustration identifies those factors.)

          1.   Age at issue - Some show Age 35. Others show Age 50.

          2. Planned annual premium - The premium illustrated is $1,200 or $2,500.

          3. Cost of Insurance - Some show the mortality rates currently being charged. Others show the guaranteed rate (the maximum rate the Policy allows the Company to charge).

          4.   Projected  Dividends - Illustrations  based on current  mortality
               rates  include  projected   dividends.   Illustrations  based  on
               guaranteed mortality rates do not.

          5. Choice of death benefit option - Some show option 1 and others show option 2.

Factors That Do Not Vary

All the illustrations make the following assumptions:

o The Insured is a non smoker.

o The Specified Amount of coverage is $100,000.

o Planned premiums are paid on the first day of the Policy year for 30 years.

o No loans are taken.

o No partial surrenders are made.

o All Net Premium is allocated to the Separate Account and invested equally in each Fund.

o No changes are made to the Specified Amount.

o No transfer fees are incurred.

o The Policy has no riders.

o The charge for state Premium Tax is 2%.

o No federal income tax is paid.

Effect of Hypothetical Investment Returns


To show how investment return affects Policy values, the tables illustrate three different hypothetical rates of return. The tables show gross annual rates of return of 0%, 6% and 12%, which produce approximate net annual rates of return of -1.67%, 4.33% and 10.33%, respectively. Net returns are lower than gross returns due to charges made by the Separate Account and by the underlying funds. Charges are expressed as a percentage of average daily net assets.


The table below shows for each Subaccount the total of the mortality and expense fee and the underlying series level fees.


                                            Mortality & Expense              Fund Fees*            Total
Money Market                                         .90%                       .46%                1.36%
Bond                                                 .90%                       .56%                1.46%
Balanced                                             .90%                       .71%                1.61%
Growth and Income Stock                              .90%                       .61%                1.51%
Capital Appreciation Stock                           .90%                       .81%                1.71%
T. Rowe Price International Stock                    .90%                      1.05%                1.95%
MFS Global Governments                               .90%                      1.07                 1.97%
MFS Emerging Growth                                  .90%                      0.85                 1.75%

Average                                              .90%                      0.77%                1.67%

  * The illustrations on the following pages are computed using the average (1.67) total expense across the Subaccounts for last year. The Fund Fees are the expenses incurred by each Fund during the most recent fiscal year. The prospectus and statement of additional information for each Fund more fully discusses its expenses.


How Varying a Factor Affects Hypothetical Investment Returns

Changing any factor in the illustrations would change many numbers throughout the table. For example, illustrated values would be different if the Insured were a different Age, a different risk classification, or if unisex mortality rates were used. Policy values would change if premiums were paid at different times or in different amounts or if investment rates of return fluctuated up and down. Policy values based on current mortality charges would be lower if the Company did not pay the dividends it has projected but not guaranteed. (Dividends are expected to be $39 beginning in Policy year 11, plus .61% of average Accumulated Value during Policy years 11-20 and 1.01% beginning in Policy year 21.) Policy values would be lower if more expenses were paid. Expenses vary by each underlying fund portfolio and each has the right to change its charge in the future. The illustrations do not show any charges for federal income taxes. If in the future taxes were due, gross annual rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the charge for taxes in order to produce the Policy values shown.

                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 1

Male Non Smoker                                                                                                    Age at Issue: 35
Specified Amount: $100,000                                                                                   Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                                  Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                    Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                         Death Benefit: Option 1*
===================================================================================================================================
          Premiums
End of   Accum at 5%              0.00 Gross                            6.00% Gross                        12.00% Gross
 Year     Interest               (-1.67% Net)                          (4.33% Net)                         (10.39% Net)
          per Year
-----------------------------------------------------------------------------------------------------------------------------------
                            Death  Accum Value      Net Cash     Death     Accum       Net Cash      Death     Accum       Net Cash
                           Benefit                   Value      Benefit    Value        Value       Benefit    Value        Value
===================================================================================================================================
  1            1,260       100,000         871         100     100,000       932           161     100,000       993           223
  2            2,583       100,000       1,720         987     100,000     1,897         1,165     100,000     2,082         1,352
  3            3,972       100,000       2,544       1,850     100,000     2,894         2,200     100,000     3,273         2,579
  4            5,431       100,000       3,344       2,689     100,000     3,923         3,268     100,000     4,577         3,921
  5            6,962       100,000       4,119       3,541     100,000     4,985         4,407     100,000     6,004         5,426
  6            8,570       100,000       4,867       4,366     100,000     6,080         5,578     100,000     7,566         7,065
  7           10,259       100,000       5,588       5,202     100,000     7,207         6,822     100,000     9,275         8,890
  8           12,032       100,000       6,280       6,010     100,000     8,368         8,099     100,000    11,149        10,879
  9           13,893       100,000       6,943       6,789     100,000     9,564         9,410     100,000    13,202        13,047
 10           15,848       100,000       7,576       7,576     100,000    10,794        10,794     100,000    15,453        15,453
 15           27,189       100,000      11,706      11,706     100,000    19,258        19,258     100,000    32,717        32,717
 20           41,663       100,000      15,186      15,186     100,000    29,672        29,672     100,000    61,669        61,669
 25           60,136       100,000      18,116      18,116     100,000    43,273        43,273     150,447   112,274       112,274
 30           83,713       100,000      19,699      19,699     100,000    60,490        60,490     241,453   197,913       197,913
===================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.


                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 2

Male Non Smoker                                                                                                    Age at Issue: 35
Specified Amount: $100,000                                                                                   Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                               Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                                Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0, 6 and 12%                                                           Death Benefit: Option 1*
===================================================================================================================================
            Premiums
End of     Accum at 5%              0.00 Gross                         6.00% Gross                        12.00% Gross
 Year       Interest               (-1.67% Net)                        (4.33% Net)                         (10.33% Net)
            per Year
-----------------------------------------------------------------------------------------------------------------------------------
                            Death        Accum      Net Cash    Death        Accum      Net Cash    Death       Accum     Net Cash
                           Benefit       Value       Value     Benefit       Value       Value     Benefit      Value       Value
===================================================================================================================================
  1              1,260     100,000         871         100     100,000         932         161     100,000         993         222
  2              2,583     100,000       1,720         987     100,000       1,897       1,165     100,000       2,082       1,350
  3              3,972     100,000       2,544       1,850     100,000       2,894       2,200     100,000       3,273       2,579
  4              5,431     100,000       3,344       2,689     100,000       3,923       3,268     100,000       4,577       3,921
  5              6,962     100,000       4,119       3,541     100,000       4,985       4,407     100,000       6,004       5,426
  6              8,570     100,000       4,867       4,366     100,000       6,080       5,578     100,000       7,566       7,065
  7             10,259     100,000       5,588       5,202     100,000       7,207       6,822     100,000       9,275       8,890
  8             12,032     100,000       6,280       6,010     100,000       8,368       8,099     100,000      11,149      10,879
  9             13,893     100,000       6,943       6,789     100,000       9,564       9,410     100,000      13,202      13,047
 10             15,848     100,000       7,576       7,576     100,000      10,794      10,794     100,000      15,453      15,453
 15             27,189     100,000      10,453      10,453     100,000      17,715      17,715     100,000      30,771      30,771
 20             41,663     100,000      12,231      12,231     100,000      25,510      25,510     100,000      55,536      55,536
 25             60,136     100,000      12,292      12,292     100,000      33,953      33,953     128,838      96,148      96,148
 30             83,713     100,000       9,557       9,557     100,000      42,709      42,709     196,798     161,310     161,310
===================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.


                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 3

Male Non Smoker                                                                                                   Age at Issue: 35
Specified Amount: $100,000                                                                                  Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                                 Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                   Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                        Death Benefit: Option 2*
==================================================================================================================================
           Premiums
End of    Accum at 5%             0.00 Gross                          6.00% Gross                        12.00% Gross
Year       Interest               (-1.67% Net)                        (4.33% Net)                        (10.33% Net)
           per Year
----------------------------------------------------------------------------------------------------------------------------------
                           Death       Accum       Net Cash    Death       Accum      Net Cash     Death       Accum      Net Cash
                          Benefit      Value        Value     Benefit      Value       Value       Benefit     Value       Value
==================================================================================================================================
  1             1,260     100,869         869          98     100,930         930         159      100,991         991        220
  2             2,583     101,715       1,715         982     101,891       1,891       1,159      102,076       2,076      1,343
  3             3,972     102,534       2,534       1,840     102,882       2,882       2,188      103,260       3,260      2,566
  4             5,431     103,327       3,327       2,672     103,902       3,902       3,247      104,552       4,552      3,897
  5             6,962     104,093       4,093       3,515     104,952       4,952       4,374      105,963       5,963      5,385
  6             8,570     104,829       4,829       4,328     106,030       6,030       5,529      107,502       7,502      7,001
  7            10,259     105,535       5,535       5,150     107,137       7,137       6,751      109,181       9,181      8,795
  8            12,032     106,211       6,211       5,941     108,271       8,271       8,001      111,013      11,013     10,743
  9            13,893     106,854       6,854       6,700     109,434       9,434       9,280      113,013      13,013     12,858
 10            15,848     107,464       7,464       7,464     110,623      10,623      10,623      115,194      15,194     15,194
 15            27,189     111,481      11,481      11,481     118,838      18,838      18,838      131,927      31,927     31,927
 20            41,663     114,732      14,732      14,732     128,651      28,651      28,651      159,310      59,310     59,310
 25            60,136     117,218      17,218      17,218     140,827      40,827      40,827      205,974     105,974    105,974
 30            83,713     117,986      17,986      17,986     154,744      54,744      54,744      283,668     183,668    183,668
==================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.


                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 4

Male Non Smoker                                                                                                   Age at Issue: 35
Specified Amount: $100,000                                                                                  Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                              Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                               Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                        Death Benefit: Option 2*
==================================================================================================================================
           Premiums
End of    Accum at 5%              0.00 Gross                          6.00% Gross                        12.00% Gross
Year       Interest               (-1.67% Net)                        (4.33% Net)                         (10.33% Net)
           per Year
----------------------------------------------------------------------------------------------------------------------------------
                           Death        Accum      Net Cash    Death        Accum      Net Cash    Death       Accum     Net Cash
                          Benefit       Value       Value     Benefit       Value       Value     Benefit      Value       Value
==================================================================================================================================
   1            1,260     100,869         869          98     100,930         930         159     100,991         991         220
   2            2,583     101,715       1,715         982     101,891       1,891       1,159     102,076       2,076       1,343
   3            3,972     102,534       2,534       1,840     102,882       2,882       2,188     103,260       3,260       2,566
   4            5,431     103,327       3,327       2,672     103,902       3,902       3,247     104,552       4,552       3,897
   5            6,962     104,093       4,093       3,515     104,952       4,952       4,374     105,963       5,963       5,385
   6            8,570     104,829       4,829       4,328     106,030       6,030       5,529     107,502       7,502       7,001
   7           10,259     105,535       5,535       5,150     107,137       7,137       6,751     109,181       9,181       8,795
   8           12,032     106,211       6,211       5,941     108,271       8,271       8,001     111,013      11,013      10,743
   9           13,893     106,854       6,854       6,700     109,434       9,434       9,280     113,013      13,013      12,858
  10           15,848     107,464       7,464       7,464     110,623      10,623      10,623     115,194      15,194      15,194
  15           27,189     110,158      10,158      10,158     117,169      17,169      17,169     129,755      29,755      29,755
  20           41,663     111,597      11,597      11,597     124,070      24,070      24,070     152,194      52,194      52,194
  25           60,136     111,079      11,079      11,079     130,481      30,481      30,481     186,442      86,442      86,442
  30           83,713     107,512       7,512       7,512     134,857      34,857      34,857     238,359     138,359     138,359
==================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.


                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 5

Male Non Smoker                                                                                                  Age at Issue: 50
Specified Amount: $100,000                                                                                 Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                                Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                  Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                       Death Benefit: Option 1*
=================================================================================================================================
           Premiums
End of     Accum at 5%             0.00 Gross                          6.00% Gross                        12.00% Gross
Year       Interest               (-1.67% Net)                        (4.33% Net)                         (10.33% Net)
           per Year
---------------------------------------------------------------------------------------------------------------------------------
                           Death       Accum       Net Cash   Death       Accum        Net Cash   Death       Accum      Net Cash
                          Benefit      Value        Value     Benefit     Value         Value     Benefit     Value       Value
=================================================================================================================================
   1            2,625     100,000       1,796         205     100,000       1,923         332     100,000       2,051        460
   2            5,381     100,000       3,536       2,025     100,000       3,904       2,393     100,000       4,288      2,777
   3            8,275     100,000       5,219       3,787     100,000       5,944       4,512     100,000       6,731      5,299
   4           11,314     100,000       6,846       5,493     100,000       8,045       6,693     100,000       9,402      8,050
   5           14,505     100,000       8,418       7,224     100,000      10,213       9,020     100,000      12,329     11,136
   6           17,855     100,000       9,937       8,903     100,000      12,454      11,420     100,000      15,544     14,510
   7           21,373     100,000      11,385      10,589     100,000      14,751      13,955     100,000      19,059     18,264
   8           25,066     100,000      12,761      12,204     100,000      17,108      16,552     100,000      22,912     22,356
   9           28,945     100,000      14,062      13,744     100,000      19,527      19,209     100,000      27,141     26,823
  10           33,017     100,000      15,288      15,288     100,000      22,011      22,011     100,000      31,792     31,792
  15           56,644     100,000      22,847      22,847     100,000      38,685      38,685     100,000      67,261     67,261
  20           86,798     100,000      28,259      28,259     100,000      59,200      59,200     148,332     127,872    127,872
  25          125,284     100,000      31,042      31,042     100,000      87,457      87,457     249,071     232,777    232,777
  30          174,402     100,000      28,466      28,466     132,559     126,247     126,247     431,670     411,114    411,114
=================================================================================================================================


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.


                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 6

Male Non Smoker                                                                                                  Age at Issue: 50
Specified Amount: $100,000                                                                                 Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                             Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                              Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                       Death Benefit: Option 1*
=================================================================================================================================
          Premiums
End of    Accum at 5%             0.00 Gross                          6.00% Gross                        12.00% Gross
Year      Interest               (-1.67% Net)                        (4.33% Net)                         (10.33% Net)
          per Year
---------------------------------------------------------------------------------------------------------------------------------
                          Death       Accum      Net Cash     Death       Accum      Net Cash     Death      Accum      Net Cash
                         Benefit      Value       Value      Benefit      Value       Value      Benefit     Value       Value
=================================================================================================================================
   1           2,625     100,000       1,796         205     100,000       1,923         332     100,000       2,051         460
   2           5,381     100,000       3,526       2,014     100,000       3,893       2,382     100,000       4,277       2,766
   3           8,275     100,000       5,185       3,754     100,000       5,908       4,477     100,000       6,694       5,262
   4          11,314     100,000       6,771       5,418     100,000       7,965       6,613     100,000       9,318       7,965
   5          14,505     100,000       8,277       7,084     100,000      10,062       8,869     100,000      12,168      10,974
   6          17,855     100,000       9,701       8,667     100,000      12,197      11,163     100,000      15,266      14,232
   7          21,373     100,000      11,039      10,243     100,000      14,369      13,574     100,000      18,640      17,845
   8          25,066     100,000      12,289      11,732     100,000      16,580      16,023     100,000      22,322      21,766
   9          28,945     100,000      13,446      13,128     100,000      18,826      18,508     100,000      26,347      26,029
  10          33,017     100,000      14,503      14,503     100,000      21,106      21,106     100,000      30,754      30,754
  15          56,644     100,000      18,148      18,148     100,000      33,119      33,119     100,000      60,732      60,732
  20          86,798     100,000      17,388      17,388     100,000      45,498      45,498     129,452     111,597     111,597
  25         125,284     100,000       8,658       8,658     100,000      58,018      58,018     207,588     194,008     194,008
  30         174,402        ****        ****        ****     100,000      71,014      71,014     343,551     327,191     327,191
=================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

** Policy terminated prior to year 30.

                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 7

Male Non Smoker                                                                                                   Age at Issue: 50
Specified Amount: $100,000                                                                                  Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                                 Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                   Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                        Death Benefit: Option 2*
==================================================================================================================================
          Premiums
End of    Accum at 5%            0.00 Gross                          6.00% Gross                        12.00% Gross
Year      Interest              (-1.67% Net)                        (4.33% Net)                         (10.33% Net)
          per Year
----------------------------------------------------------------------------------------------------------------------------------
                         Death       Accum       Net Cash    Death       Accum      Net Cash     Death       Accum      Net Cash
                        Benefit      Value        Value     Benefit      Value        Value      Benefit     Value       Value
==================================================================================================================================
   1           2,625    101,785       1,785         194     101,911       1,911         320      102,038       2,038          447
   2           5,381    103,504       3,504       1,993     103,869       3,869       2,357      104,249       4,249        2,738
   3           8,275    105,155       5,155       3,723     105,870       5,870       4,438      106,646       6,646        5,215
   4          11,314    106,737       6,737       5,385     107,915       7,915       6,562      109,247       9,247        7,895
   5          14,505    108,252       8,252       7,058     110,006      10,006       8,813      112,073      12,073       10,879
   6          17,855    109,700       9,700       8,666     112,146      12,146      11,112      115,147      15,147       14,113
   7          21,373    111,060      11,060      10,294     114,311      14,311      13,516      118,470      18,470       17,674
   8          25,066    112,330      12,330      11,773     116,502      16,502      15,945      122,064      22,064       21,508
   9          28,945    113,504      13,504      13,186     118,710      18,710      18,392      125,952      25,952       25,633
  10          33,017    114,581      14,581      14,581     120,933      20,933      20,933      130,157      30,157       30,157
  15          56,644    121,296      21,296      21,296     135,773      35,773      35,773      161,775      61,775       61,775
  20          86,798    124,874      24,874      24,874     151,445      51,445      51,445      211,208     111,208      111,208
  25         125,284    124,032      24,032      24,032     167,253      67,253      67,253      291,509     191,509      191,509
  30         174,402    115,518      15,518      15,518     178,833      78,833      78,833      418,578     318,578      318,578
==================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.


                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 8

Male Non Smoker                                                                                                   Age at Issue: 50
Specified Amount: $100,000                                                                                  Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                              Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                               Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                        Death Benefit: Option 2*
==================================================================================================================================
          Premiums
End of   Accum at 5%             0.00 Gross                          6.00% Gross                         12.00% Gross
Year      Interest               (-1.67% Net)                        (4.33% Net)                         (10.33% Net)
          per Year
----------------------------------------------------------------------------------------------------------------------------------
                          Death       Accum      Net Cash    Death        Accum      Net Cash    Death       Accum        Net Cash
                         Benefit      Value       Value      Benefit      Value       Value      Benefit     Value         Value
==================================================================================================================================
   1           2,625     101,785       1,785         194     101,911       1,911         320     102,038       2,038          447
   2           5,381     103,493       3,493       1,982     103,857       3,857       2,346     104,238       4,238        2,726
   3           8,275     105,120       5,120       3,688     105,833       5,833       4,401     106,607       6,607        5,175
   4          11,314     106,657       6,657       5,305     107,830       7,830       6,477     109,156       9,156        7,804
   5          14,505     108,101       8,101       6,908     109,843       9,843       8,649     111,896      11,896       10,702
   6          17,855     109,444       9,444       8,410     111,864      11,864      10,830     114,837      14,837       13,803
   7          21,373     110,682      10,682       9,887     113,887      13,887      13,092     117,993      17,993       17,198
   8          25,066     111,811      11,811      11,254     115,907      15,907      15,350     121,382      21,382       20,825
   9          28,945     112,823      12,823      12,504     117,912      17,912      17,594     125,016      25,016       24,697
  10          33,017     113,708      13,708      13,708     119,891      19,891      19,891     128,908      28,908       28,908
  15          56,644     115,987      15,987      15,987     129,013      29,013      29,013     152,940      52,940       52,940
  20          86,798     112,834      12,834      12,834     134,244      34,244      34,244     185,273      85,273       85,273
  25         125,284     101,205       1,205       1,205     130,687      30,687      30,687     226,637     126,637      126,637
  30         174,402        ****        ****        ****     109,783       9,783       9,783     275,225     175,225      175,225
==================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

** Policy terminated prior to year 30.


                                   APPENDIX B
                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT

---------- -------------------------------------------------- -----------------------------------------------
  Issue                          MALE                                             FEMALE
           -------------------------------------------------- -----------------------------------------------
   Age                 COMPOSITE DAC + DSC = TDC                        COMPOSITE DAC + DSC = TDC
---------- -------------------------------------------------- -----------------------------------------------
    0            .75             .20              .95               .75             .12             .87
    1            .80             .27              1.07              .80             .19             .99
    2            .85             .34              1.19              .85             .26            1.11
    3            .90             .40              1.30              .90             .32            1.22
    4            .95             .47              1.42              .95             .39            1.34
    5           1.00             .54              1.54             1.00             .46            1.46
    6           1.06             .64              1.70             1.06             .53            1.59
    7           1.12             .76              1.88             1.12             .60            1.72
    8           1.18             .88              2.06             1.18             .67            1.85
    9           1.25             .99              2.24             1.25             .73            1.98
   10           1.31             1.08             2.39             1.31             .80            2.11
   11           1.37             1.14             2.51             1.37             .86            2.23
   12           1.43             1.19             2.62             1.43             .92            2.35
   13           1.49             1.22             2.71             1.49             .97            2.46
   14           1.55             1.25             2.80             1.55             1.02           2.57
   15           1.60             1.28             2.88             1.60             1.07           2.67
   16           1.64             1.30             2.94             1.64             1.10           2.74
   17           1.67             1.32             2.99             1.67             1.13           2.80
   18           1.69             1.34             3.03             1.69             1.16           2.85
   19           1.73             1.37             3.10             1.73             1.19           2.92
---------- ---------------- --------------- ----------------- -----------------------------------------------

  Issue                          MALE                                             FEMALE
           -------------------------- ----------------------- ----------------------- -----------------------
   Age     STANDARD                   NONSMOKER               STANDARD                NONSMOKER
                DAC + DSC = TDC          DAC + DSC = TDC         DAC + DSC = TDC         DAC + DSC = TDC
---------- -------------------------- ----------------------- ----------------------- -----------------------
   20         1.80     1.44    3.24      1.80    1.41    3.21    1.80   1.25     3.05    1.80    1.23    3.03
   21         1.89     1.60    3.49      1.89    1.48    3.37    1.89   1.39     3.28    1.89    1.29    3.18
   22         1.99     1.75    3.74      1.99    1.57    3.56    1.99   1.52     3.51    1.99    1.38    3.37
   23         2.12     1.88    4.00      2.12    1.66    3.78    2.12   1.63     3.75    2.12    1.45    3.57
   24         2.26     1.99    4.25      2.26    1.77    4.03    2.26   1.72     3.98    2.26    1.53    3.79
   25         2.42     2.08    4.50      2.42    1.87    4.29    2.42   1.79     4.21    2.42    1.60    4.02
   26         2.61     2.18    4.79      2.61    1.96    4.57    2.61   1.90     4.51    2.61    1.65    4.26
   27         2.83     2.28    5.11      2.83    2.05    4.88    2.83   2.02     4.85    2.83    1.68    4.51
   28         3.07     2.38    5.45      3.07    2.14    5.21    3.07   2.15     5.22    3.07    1.70    4.77
   29         3.31     2.51    5.82      3.31    2.24    5.55    3.31   2.28     5.59    3.31    1.74    5.05
   30         3.55     2.63    6.18      3.55    2.34    5.89    3.55   2.40     5.95    3.55    1.78    5.33
   31         3.78     2.76    6.54      3.78    2.45    6.23    3.78   2.53     6.31    3.78    1.85    5.63
   32         4.02     2.89    6.91      4.02    2.57    6.59    4.02   2.66     6.68    4.02    1.91    5.93
   33         4.25     3.05    7.30      4.25    2.70    6.95    4.25   2.79     7.04    4.25    2.00    6.25
   34         4.49     3.21    7.70      4.49    2.83    7.32    4.49   2.93     7.42    4.49    2.08    6.57
   35         4.74     3.39    8.13      4.74    2.97    7.71    4.74   3.05     7.79    4.74    2.16    6.90
   36         4.99     3.59    8.58      4.99    3.12    8.11    4.99   3.18     8.17    4.99    2.23    7.22
   37         5.25     3.80    9.05      5.25    3.28    8.53    5.25   3.30     8.55    5.25    2.30    7.55
   38         5.51     4.03    9.54      5.51    3.44    8.95    5.51   3.43     8.94    5.51    2.37    7.88
   39         5.78     4.29   10.07      5.78    3.62    9.40    5.78   3.54     9.32    5.78    2.44    8.22
---------- -------- ------- --------- ------- ------- ------- ------ -------- ------- ------- ------- -------

                                   APPENDIX B
                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT

------------ ------------------------------------------------ -----------------------------------------------
   ISSUE                          MALE                                            FEMALE
             ------------------------------------------------ -----------------------------------------------
    AGE      STANDARD                NONSMOKER                STANDARD                NONSMOKER
                DAC + DSC = TDC          DAC + DSC = TDC         DAC + DSC = TDC         DAC + DSC = TDC
------------ ----------------------- ------------------------ ----------------------- -----------------------
    40        6.06    4.56   10.62    6.06    3.81    9.87     6.06    3.64    9.70    6.06    2.52    8.58
    41        6.35    4.86   11.21    6.35    4.01    10.36    6.35    3.71   10.06    6.35    2.61    8.96
    42        6.64    5.18   11.82    6.64    4.22    10.86    6.64    3.77   10.41    6.64    2.71    9.35
    43        6.95    5.51   12.46    6.95    4.44    11.39    6.95    3.81   10.76    6.95    2.81    9.76
    44        7.27    5.87   13.14    7.27    4.67    11.94    7.27    3.85   11.12    7.27    2.91   10.18
    45        7.60    6.26   13.86    7.60    4.93    12.53    7.60    3.92   11.52    7.60    3.04   10.64
    46        7.94    6.67   14.61    7.94    5.20    13.14    7.94    3.98   11.92    7.94    3.16   11.10
    47        8.27    7.12   15.39    8.27    5.49    13.76    8.27    4.03   12.30    8.27    3.29   11.56
    48        8.63    7.58   16.21    8.63    5.78    14.41    8.63    4.10   12.73    8.63    3.43   12.06
    49        9.02    8.06   17.08    9.02    6.10    15.12    9.02    4.23   13.25    9.02    3.60   12.62
    50        9.46    8.54   18.00    9.46    6.45    15.91    9.46    4.45   13.91    9.46    3.82   13.28
    51        9.97    9.03   19.00    9.97    6.82    16.79    9.97    4.80   14.77    9.97    4.10   14.07
    52       10.54    9.53   20.07   10.54    7.20    17.74   10.54    5.25   15.79   10.54    4.44   14.98
    53       11.13   10.05   21.18   11.13    7.61    18.74   11.13    5.76   16.89   11.13    4.81   15.94
    54       11.73   10.58   22.31   11.73    8.05    19.78   11.73    6.27   18.00   11.73    5.19   16.92
    55       12.31   11.12   23.43   12.31    8.52    20.83   12.31    6.73   19.04   12.31    5.55   17.86
    56       12.85   11.63   24.48   12.85    9.00    21.85   12.85    7.11   19.96   12.85    5.85   18.70
    57       13.39   12.08   25.47   13.39    9.45    22.84   13.39    7.41   20.80   13.39    6.10   19.49
    58       13.92   12.58   26.50   13.92    9.96    23.88   13.92    7.73   21.65   13.92    6.38   20.30
    59       14.46   13.22   27.68   14.46   10.58    25.04   14.46    8.13   22.59   14.46    6.74   21.20
    60       15.00   14.11   29.11   15.00   11.39    26.39   15.00    8.71   23.71   15.00    7.30   22.30
    61       15.00   14.87   29.87   15.00   12.01    27.01   15.00    9.53   24.53   15.00    8.08   23.08
    62       15.00   15.48   30.48   15.00   12.42    27.42   15.00   10.32   25.32   15.00    8.84   23.84
    63       15.00   16.00   31.00   15.00   12.73    27.73   15.00   11.06   26.06   15.00    9.55   24.55
    64       15.00   16.50   31.50   15.00   13.04    28.04   15.00   11.71   26.71   15.00   10.20   25.20
    65       15.00   17.05   32.05   15.00   13.45    28.45   15.00   12.25   27.25   15.00   10.75   25.75
    66       15.00   17.58   32.58   15.00   13.96    28.96   15.00   12.60   27.60   15.00   11.18   26.18
    67       15.00   18.05   33.05   15.00   14.50    29.50   15.00   12.78   27.78   15.00   11.49   26.49
    68       15.00   18.55   33.55   15.00   15.07    30.07   15.00   12.91   27.91   15.00   11.74   26.74
    69       15.00   19.19   34.19   15.00   15.70    30.70   15.00   13.07   28.07   15.00   12.00   27.00
    70       15.00   20.07   35.07   15.00   16.39    31.39   15.00   13.39   28.39   15.00   12.31   27.31
    71       15.00   21.52   36.52   15.00   17.25    32.25   15.00   14.01   29.01   15.00   12.72   27.72
    72       15.00   22.97   37.97   15.00   18.12    33.12   15.00   14.64   29.64   15.00   13.12   28.12
    73       15.00   24.41   39.41   15.00   18.98    33.98   15.00   15.26   30.26   15.00   13.53   28.53
    74       15.00   25.86   40.86   15.00   19.85    34.85   15.00   15.89   30.89   15.00   13.93   28.93
    75       15.00   27.31   42.31   15.00   20.71    35.71   15.00   16.51   31.51   15.00   14.34   29.34
------------ ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------- -------

             COLUMN HEADINGS:
             DAC = First Year Contingent Deferred Administrative Charge DSC = First Year Contingent Deferred Sales Charge
             TDC = Total First Year Deferred Charge


                                   APPENDIX C
                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT
                                     UNISEX

---------- ------------------------------------------------- ------- ------------------------ ------------------------
  Issue                       COMPOSITE                      Issue           SMOKER                  NONSMOKER
   Age                     DAC + DSC = TDC                    Age        DAC + DSC = TDC          DAC + DSC = TDC
---------- ------------------------------------------------- ------- ------------------------ ------------------------
    0            .75             .18              .93          40     6.06     4.38   10.44    6.06     3.55    9.61
    1            .80             .25             1.05          41     6.35     4.63   10.98    6.35     3.73   10.08
    2            .85             .32             1.17          42     6.64     4.90   11.54    6.64     3.92   10.56
    3            .90             .38             1.28          43     6.95     5.17   12.12    6.95     4.11   11.06
    4            .95             .45             1.40          44     7.27     5.47   12.74    7.27     4.32   11.59
    5           1.00             .52             1.52          45     7.60     5.79   13.39    7.60     4.55   12.15
    6           1.06             .62             1.68          46     7.94     6.13   14.07    7.94     4.79   12.73
    7           1.12             .73             1.85          47     8.27     6.50   14.77    8.27     5.05   13.32
    8           1.18             .84             2.02          48     8.63     6.88   15.51    8.63     5.31   13.94
    9           1.25             .94             2.19          49     9.02     7.29   16.31    9.02     5.60   14.62
   10           1.31             1.02            2.33          50     9.46     7.72   17.18    9.46     5.92   15.38
   11           1.37             1.08            2.45          51     9.97     8.18   18.15    9.97     6.28   16.25
   12           1.43             1.14            2.57          52     10.54    8.67   19.21    10.54    6.65   17.19
   13           1.49             1.17            2.66          53     11.13    9.19   20.32    11.13    7.05   18.18
   14           1.55             1.20            2.75          54     11.73    9.72   21.45    11.73    7.48   19.21
   15           1.60             1.24            2.84          55     12.31   10.24   22.55    12.31    7.93   20.24
   16           1.64             1.26            2.90          56     12.85   10.73   23.58    12.85    8.37   21.22
   17           1.67             1.28            2.95          57     13.39   11.15   24.54    13.39    8.78   22.17
   18           1.69             1.30            2.99          58     13.92   11.61   25.53    13.92    9.24   23.16
   19           1.73             1.33            3.06          59     14.46   12.20   26.66    14.46    9.81   24.27
---------- ------------------------ ------------------------
  Issue            SMOKER                  NONSMOKER           60    15.00    13.03   28.03   15.00    10.57   25.57
   Age         DAC + DSC = TDC          DAC + DSC = TDC        61    15.00    13.80   28.80   15.00    11.22   26.22
---------- ------------------------ ------------------------
   20       1.80    1.40     3.20    1.80    1.37     3.17     62    15.00    14.45   29.45   15.00    11.70   26.70
   21       1.89    1.56     3.45    1.89    1.44     3.33     63    15.00    15.01   30.01   15.00    12.09   27.09
   22       1.99    1.70     3.96    1.99    1.53     3.52     64    15.00    15.54   30.54   15.00    12.47   27.47
   23       2.12    1.83     3.95    2.12    1.62     3.74     65    15.00    16.09   31.09   15.00    12.91   27.91
   24       2.26    1.94     4.20    2.26    1.72     3.98     66    15.00    16.58   31.58   15.00    13.40   28.40
   25       2.42    2.02     4.44    2.42    1.82     4.24     67    15.00    17.00   32.00   15.00    13.90   28.90
   26       2.61    2.12     4.73    2.61    1.90     4.51     68    15.00    17.42   32.42   15.00    14.40   29.40
   27       2.83    2.23     5.06    2.83    1.98     4.81     69    15.00    17.97   32.97   15.00    14.96   29.96
   28       3.07    2.33     5.40    3.07    2.05     5.12     70    15.00    18.73   33.73   15.00    15.57   30.57
   29       3.31    2.46     5.77    3.31    2.14     5.45     71    15.00    20.02   35.02   15.00    16.34   31.34
   30       3.55    2.58     6.13    3.55    2.23     5.78     72    15.00    21.30   36.30   15.00    17.12   32.12
   31       3.78    2.71     6.49    3.78    2.33     6.11     73    15.00    22.58   37.58   15.00    17.89   32.89
   32       4.02    2.84     6.86    4.02    2.44     6.46     74    15.00    23.87   38.87   15.00    18.67   33.67
   33       4.25    3.00     7.25    4.25    2.56     6.81     75    15.00    25.15   40.15   15.00    19.44   34.44
   34       4.49    3.15     7.64    4.49    2.68     7.17
   35       4.74    3.32     8.06    4.74    2.81     7.55
   36       4.99    3.51     8.50    4.99    2.94     7.93
   37       5.25    3.70     8.95    5.25    3.08     8.33
   38       5.51    3.91     9.42    5.51    3.23     8.74
   39       5.78    4.14     9.92    5.78    3.38     9.16
---------- ------- -------- ------- ------- -------- ------- ------- -------- ------- ------- -------- ------- -------

        COLUMN HEADINGS:
        DAC = First Year Contingent Deferred Administrative Charge DSC = First Year Contingent Deferred Sales Charge
        TDC = Total First Year Deferred Charge

                                   APPENDIX D
                               DEATH BENEFIT RATIO

The Death Benefit Ratio required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.

        Attained Age   |        Death Benefit Ratio
      ----------------------------------------------------
              0-40     |                 2.50
              41       |                 2.43
              42       |                 2.36
              43       |                 2.29
              44       |                 2.22
              45       |                 2.15
      ----------------------------------------------------
              46       |                 2.09
              47       |                 2.03
              48       |                 1.97
              49       |                 1.91
              50       |                 1.85
      ----------------------------------------------------
              51       |                 1.78
              52       |                 1.71
              53       |                 1.64
              54       |                 1.57
              55       |                 1.50
      ----------------------------------------------------
              56       |                 1.46
              57       |                 1.42
              58       |                 1.38
              59       |                 1.34
              60       |                 1.30
      ----------------------------------------------------
              61       |                 1.28
              62       |                 1.26
              63       |                 1.24
              64       |                 1.22
              65       |                 1.20
      ----------------------------------------------------
              66       |                 1.19
              67       |                 1.18
              68       |                 1.17
              69       |                 1.16
              70       |                 1.15
      ----------------------------------------------------
              71       |                 1.13
              72       |                 1.11
              73       |                 1.09
              74       |                 1.07
              75-90    |                 1.05
      ----------------------------------------------------
              91       |                 1.04
              92       |                 1.03
              93       |                 1.02
              94       |                 1.01
              95       |                 1.00
      ----------------------------------------------------

                                     PART II

                                  UNDERTAKINGS

1. Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC theretofore or hereafter duly adopted pursuant to authority conferred in that section.

2. Section 11 of the Bylaws of CUNA Mutual Life Insurance Company provides for indemnification of officers and directors of the Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of the Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

3. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


                                 REPRESENTATIONS

CUNA Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The Prospectus consisting of 36 pages.

         Undertakings.

         Representations.

         The signatures.

         Written consent or opinion of the following persons:

                  PricewaterhouseCoopers LLP Consent
                  Scott Allen - Associate Actuary

         The following exhibits:

1. Exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2:

     1. Resolutions of the Board of Directors of CUNA Mutual Life Insurance Company. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     2.   Not Applicable

     3. Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     4. a.Termination Agreement dated December 31, 1993 concerning Agreement Governing Contribution dated September 30, 1983. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          Agreement Governing Contribution. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

        b.Termination  Agreement  dated December 31, 1993  concerning  Agreement
          Governing Contribution dated May 31, 1988. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          Agreement Governing Contribution. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     5. a.Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          i. Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          ii. Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          iii. Guaranteed Insurability Rider, Form 3652. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          iv. Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          v. Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          vi. Automatic Increase Rider, Form 3957 1085. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          vii. Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          viii.Juvenile Rider, Form 6012. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          ix. Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          x. Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          xi. Executive Benefit Plan Endorsement, Form EBP. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

        b.Unisex  Version  Form  5203.   Incorporated  herein  by  reference  to
          post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          i. Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          ii. 403(B) Endorsement, Form 1608(VUL) 0994 Incorporated herein by reference to post-effective amendment number17 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 17, 1998.

          c. State Variation List. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

     6. a.Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 15 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1997.

        b.Bylaws. Incorporated herein by reference to post-effective amendment number 15 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1997.

     7.   Not Applicable

     8. Servicing Agreement Between CUNA Mutual Life Insurance Company and CIMCO Inc. dated May 1, 1997. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

     9. a.Participation Agreement between T. Rowe Price International Series, Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.


        b.Amendment to Participation Agreement among T. Rowe Price International
          Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated by reference to post-effective amendment number 20 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 27, 2000.


        c.Participation  Agreement between MFS Variable  Insurance Trust and the
          Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.


          Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated by reference to post-effective amendment number 20 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 27, 2000.

        e.Participation  Agreement between Franklin Templeton Variable Insurance
          Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Life Insurance Company dated May 1, 2000.



     10.  Application.   Incorporated  herein  by  reference  to  post-effective
          amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

2. Opinion of Counsel. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

3.   Not applicable

4.   Not applicable

5.   Not applicable

6.   Not applicable

Power of Attorney.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 11th of April, 2001.

                 CUNA Mutual Life Variable Account (Registrant)

                                            By:   /s/Michael B. Kitchen
                                                     Michael B. Kitchen
                                                     President


Pursuant to the requirements of the Securities Act of 1933, the depositor, CUNA Mutual Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 11th of April, 2001.

                 CUNA Mutual Life Insurance Company (Depositor)

                                            By:   /s/Michael B. Kitchen
                                                     Michael B. Kitchen
                                                     President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURES AND TITLE                             DATE              SIGNATURES AND TITLE                      DATE

James C. Barbre                       *                            Brian L. McDonnell                    *
--------------------------------------                              -------------------------------------
James C. Barbre, Director                                          Brian L. McDonnell, Director


Robert W. Bream                       *                            C. Alan Peppers                       *
--------------------------------------                             --------------------------------------
Robert W. Bream, Director                                          C. Alan Peppers, Director


James L. Bryan                        *                            Omer K. Reed                          *
--------------------------------------                             --------------------------------------
James L. Bryan, Director                                           Omer K. Reed, Director


Loretta M. Burd                       *                            Neil A. Springer                      *
--------------------------------------                             --------------------------------------
Loretta M. Burd, Director                                          Neil A. Springer, Director


Ralph B. Canterbury                   *                            Farouk D. G. Wang                     *
--------------------------------------                             --------------------------------------
Ralph B. Canterbury, Director                                      Farouk D. G. Wang, Director


Rudolf J. Hanley                      *                            Larry T. Wilson                       *
--------------------------------------                             --------------------------------------
Rudolf J. Hanley, Director                                         Larry T. Wilson, Director


Jerald R. Hinrichs                    *                            /s/Kevin S. Thompson                  04/11/01
--------------------------------------                             --------------------------------------
Jerald R. Hinrichs, Director                                       Kevin S. Thompson, Attorney-In-Fact

/s/Michael B. Kitchen                 04/11/01
--------------------------------------
Michael B. Kitchen, Director

*Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.

SIGNATURE AND TITLE                                      DATE

                                                         04/11/01
Michael G. Joneson
Vice President - Accounting & Financial Systems

                                                         04/11/01
Jeffrey D. Holley
Chief Financial Officer

                                                         04/11/01
Michael B. Kitchen
President and Chief Executive Officer

                                INDEX TO EXHIBITS

Consent of PricewaterhouseCoopers LLP

Consent of Scott Allen - Associate Actuary


9.e. Participation  Agreement  between  Franklin  Templeton  Variable  Insurance
     Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Life Insurance Company dated May 1, 2000.


Powers of Attorney

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-6 of our reports dated February 9, 2001, relating to the financial statements and financial highlights of CUNA Mutual Life Variable Account and April 6, 2001, relating to the financial statements of CUNA Mutual Life Insurance Company, which appear in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.

Milwaukee, Wisconsin
April 16, 2001

                                         April 9, 2001


Board of Directors
CUNA Mutual Life Insurance Company
2000 Heritage Way
Waverly, IA  50677

Ladies and Gentlemen:

         As an AVP and an actuary for CUNA Mutual Life Insurance Company, I have reviewed the illustrations for a MEMBERS(R) Variable Universal Life Insurance Policy described in Post-Effective Amendment No. 21 on Form S-6 to Registration Statement No. 33-19718.

         In my opinion, the illustrations of cash values and death benefits included in Appendix A of the prospectus, based on the assumption stated in the illustrations, are consistent with the provisions of the form of the policy. Further, the rate structure of the policy has not been designed so as to make the relationship between premiums and benefits, as shown on the illustrations, appear more favorable to a prospective purchaser of a policy at ages 35 or 50 than to prospective purchasers of the policy at other ages.

         I hereby consent to the use of this opinion as an exhibit to the Registration Statement.

                                         Sincerely,


                                         /s/Scott Allen
                                         Scott Allen, F.S.A., M.A.A.A.
                                          AVP MEMBERS Enterprise
                                         CUNA Mutual Life Insurance Company

                             Participation Agreement
                                as of May 1, 2000
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                       CUNA Mutual Life Insurance Company

                                    CONTENTS

       Section    Subject Matter

         1.       Parties and Purpose
         2.       Representations and Warranties
         3.       Purchase and Redemption of Trust Portfolio Shares
         4.       Fees, Expenses, Prospectuses, Proxy Materials and Reports
         5.       Voting
         6.       Sales Material, Information and Trademarks
         7.       Indemnification
         8.       Notices
         9.       Termination
         10.      Miscellaneous

       Schedules to this Agreement

         A.       The Company
         B.       Accounts of the Company
         C. Available Portfolios and Classes of Shares of the Trust; Investment Advisers
         D.       Contracts of the Company
         E.       Other Portfolios Available under the Contracts
         F.       Rule 12b-1 Plans of the Trust
         G.       Addresses for Notices
         H.       Shared Funding Order


1.       Parties and Purpose

         This agreement (the "Agreement") is between certain portfolios, specified below and in Schedule C, of Franklin Templeton Variable Insurance Products Trust, an open-end management investment company organized as a business trust under Massachusetts law (the "Trust"), Franklin Templeton Distributors, Inc., a California corporation which is the principal underwriter for the Trust (the "Underwriter," and together with the Trust, "we" or "us") and the insurance company identified on Schedule a ("you"), on your own behalf and on behalf of each segregated asset account maintained by you that is listed on Schedule B, as that schedule may be amended from time to time ("Account" or "Accounts").

         The purpose of this Agreement is to entitle you, on behalf of the Accounts, to purchase the shares, and classes of shares, of portfolios of the Trust ("Portfolios") that are identified on Schedule C, solely for the purpose of funding benefits of your variable life insurance policies or variable annuity contracts ("Contracts") that are identified on Schedule D. This Agreement does not authorize any other purchases or redemptions of shares of the Trust.

2.       Representations and Warranties

         2.1      Representations and Warranties by You

         You represent and warrant that:

                  2.1.1 You are an insurance company duly organized and in good standing under the laws of your state of incorporation.

                  2.1.2 All of your directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Trust are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust, in an amount not less than $5 million. Such bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. You agree to make all reasonable efforts to see that this bond or another bond containing such provisions is always in effect, and you agree to notify us in the event that such coverage no longer applies.

                  2.1.3 Each Account is a duly organized, validly existing segregated asset account under applicable insurance law and interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under Section 817 of the Internal Revenue Code of 1986, as amended ("Code") and the regulations thereunder. You will use your best efforts to continue to meet such definitional requirements, and will notify us immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

                  2.1.4 Each Account either: (i) has been registered or, prior to any issuance or sale of the Contracts, will be registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"); or (ii) has not been so registered in proper reliance upon an exemption from registration under Section 3(c) of the 1940 Act; if the Account is exempt from registration as an investment company under Section 3(c) of the 1940 Act, you will use your best efforts to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

                  2.1.5 The Contracts or interests in the Accounts: (i) are or, prior to any issuance or sale will be, registered as securities under the Securities Act of 1933, as amended (the "1933 Act"); or (ii) are not registered because they are properly exempt from registration under Section 3(a)(2) of the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under Section 4(2) or Regulation D of the 1933 Act, in which case you will make every effort to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

                  2.1.6 The Contracts: (i) will be sold by broker-dealers, or their registered representatives, who are registered with the Securities and Exchange Commission ("SEC") under the Securities and Exchange Act of 1934, as amended (the "1934 Act") and who are members in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); (ii) will be issued and sold in compliance in all material respects with all applicable federal and state laws; and (iii) will be sold in compliance in all material respects with state insurance suitability requirements and NASD suitability guidelines.

                  2.1.7 The Contracts currently are and will be treated as annuity contracts or life insurance contracts under applicable provisions of the Code and you will use your best efforts to maintain such treatment; you will notify us immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

                  2.1.8 The fees and charges deducted under each Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by you.

                  2.1.9 You will use shares of the Trust only for the purpose of funding benefits of the Contracts through the Accounts.

                  2.1.10 Contracts will not be sold outside of the United
States.

                  2.1.11 With respect to any Accounts which are exempt from registration under the 1940 Act in reliance on 3(c)(1) or Section 3(c)(7) thereof:

                           2.1.11.1 the principal  underwriter  for each such
                                    Account and any subaccounts thereof is a registered broker-dealer with the SEC under the 1934 Act;

                           2.1.11.2 the shares of the Portfolios of the Trust
                                    are and will continue to be the only
                                    investment securities held by the
                                    corresponding subaccounts; and

                           2.1.11.3 with regard to each Portfolio, you, on
                                    behalf of the corresponding subaccount,will:

                                    (a) vote such shares held by it in the same proportion as the vote of all other holders of such shares; and

                                    (b) refrain  from  substituting shares of
                                    another  security for such shares unless the
                                    SEC   has   approved   such substitution  in
                                    the manner provided in Section 26 of the 1940 Act.

         2.2      Representations and Warranties by the Trust

         The Trust represents and warrants that:

                  2.2.1 It is duly organized and in good standing under the laws of the State of Massachusetts.

                  2.2.2 All of its directors, officers, employees and others dealing with the money and/or securities of a Portfolio are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

                  2.2.3 It is registered as an open-end management investment company under the 1940 Act.

                  2.2.4 Each class of shares of the Portfolios of the Trust is registered under the 1933 Act.

                  2.2.5 It will amend its registration statement under the 1933 and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

                  2.2.6 It will comply, in all material respects, with the 1933 and 1940 Acts and the rules and regulations thereunder.

                  2.2.7 It is currently qualified as a "regulated investment company" under Subchapter M of the Code, it will make every effort to maintain such qualification, and will notify you immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

                  2.2.8 The Trust will use its best efforts to comply with the requirements for variable annuity, endowment or life insurance set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5. Upon having a reasonable basis for believing any Portfolio has ceased to comply and will not be able to comply within the grace period afforded by Regulation 1.817-5, the Trust will notify you immediately and will take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

                  2.2.9 It currently intends for one or more classes of shares (each, a "Class") to make payments to finance its distribution expenses, including service fees, pursuant to a plan ("Plan") adopted under rule 12b-1 under the 1940 Act ("Rule 12b-1"), although it may determine to discontinue such practice in the future. To the extent that any Class of the Trust finances its distribution expenses pursuant to a Plan adopted under rule 12b-1, the Trust undertakes to comply with any then current SEC interpretations concerning rule 12b-1 or any successor provisions.

         2.3      Representations and Warranties by the Underwriter

         The Underwriter represents and warrants that:

                  2.3.1 It is registered as a broker dealer with the SEC under the 1934 Act, and is a member in good standing of the NASD.

                  2.3.2 Each investment adviser listed on Schedule C (each, an "Adviser") is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law.

         2.4      Warranty and Agreement by Both You and Us

         We received an order from the SEC dated November 16, 1993 (file no. 812-8546), which was amended by a notice and an order we received on September 17, 1999 and October 13, 1999, respectively (file no. 812-11698) (collectively, the "Shared Funding Order," attached to this Agreement as Schedule H). The Shared Funding Order grants exemptions from certain provisions of the 1940 Act and the regulations thereunder to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and qualified pension and retirement plans outside the separate account context. You and we both warrant and agree that both you and we will comply with the "Applicants' Conditions" prescribed in the Shared Funding Order as though such conditions were set forth verbatim in this Agreement, including, without limitation, the provisions regarding potential conflicts of interest between the separate accounts which invest in the Trust and regarding contract owner voting privileges. In order for the Trust's Board of Trustees to perform its duty to monitor for conflicts of interest, you agree to inform us of the occurrence of any of the events specified in condition 2 of the Shared Funding Order to the extent that such event may or does result in a material conflict of interest as defined in that order.

3.       Purchase and Redemption of Trust Portfolio Shares

         3.1 We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. Notwithstanding the foregoing, the Trust's Board of Trustees ("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors whose purchase and redemption activity follows a market timing pattern, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate market timing activity. You agree to cooperate with us to assist us in implementing the Trust's restrictions on purchase and redemption activity that follows a market timing pattern.

         3.2 We agree that shares of the Trust will be sold only to life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order. No shares of any Portfolio will be sold to the general public.

          3.3 You agree that all net amounts available under the Contracts shall be invested in the Trust or in your general account. Net amounts available under the Contracts may also be invested in an investment company other than the Trust if: (i) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of the Portfolios; or (ii) you give us forty-five (45) days written notice of your intention to make such other investment company available as a funding vehicle for the Contracts; or (iii) such other investment company is available as a funding vehicle for the Contracts at the date of this Agreement and you so inform us prior to our signing this Agreement (a list of such investment companies appears on Schedule E to this Agreement); or (iv) we consent in writing to the use of such other investment company.

         3.4 You shall be the designee for us for receipt of purchase orders and requests for redemption resulting from investment in and payments under the Contracts ("Instructions"). The Business Day on which such Instructions are received in proper form by you and time stamped by the close of trading will be the date as of which Portfolio shares shall be deemed purchased, exchanged, or redeemed as a result of such Instructions. Instructions received in proper form by you and time stamped after the close of trading on any given Business Day shall be treated as if received on the next following Business Day. You warrant that all orders, Instructions and confirmations received by you which will be transmitted to us for processing on a Business Day will have been received and time stamped prior to the Close of Trading on that Business Day. Instructions we receive after 9 a.m. Eastern Time shall be processed on the next Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus.

         3.5 We shall calculate the net asset value per share of each Portfolio on each Business Day, and shall communicate these net asset values to you or your designated agent on a daily basis as soon as reasonably practical after the calculation is completed (normally by 6:30 p.m. Eastern time).

         3.6 You shall submit payment for the purchase of shares of a Portfolio on behalf of an Account no later than the close of business on the next Business Day after we receive the purchase order. Payment shall be made in federal funds transmitted by wire to the Trust or to its designated custodian.

         3.7 We will redeem any full or fractional shares of any Portfolio, when requested by you on behalf of an Account, at the net asset value next computed after receipt by us (or our agent) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust. We shall make payment for such shares in the manner we establish from time to time, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act. Payments for the purchase or redemption of shares by you may be netted against one another on any Business Day for the purpose of determining the amount of any wire transfer on that Business Day.

         3.8 Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

         3.9 We shall furnish, on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

4.       Fees, Expenses, Prospectuses, Proxy Materials and Reports

         4.1 We shall pay no fee or other compensation to you under this Agreement except as provided on [redacted], if attached.

         4.2 We shall prepare and be responsible for filing with the SEC, and any state regulators requiring such filing, all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. We shall bear the costs of preparation and filing of the documents listed in the preceding sentence, registration and qualification of the Trust's shares of the Portfolios.

         4.3 We shall use reasonable efforts to provide you, on a timely basis, with such information about the Trust, the Portfolios and each Adviser, in such form as you may reasonably require, as you shall reasonably request in connection with the preparation of disclosure documents and annual and semi-annual reports pertaining to the Contracts.

         4.4 At your request, we shall provide you with camera ready copy, in a form suitable for printing, of a copy of portions of the Trust's current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios. We shall delete information relating to series of the Trust other than the Portfolios to the extent practicable. We shall provide you with a copy of the Trust's current statement of additional information, including any amendments or supplements, in a form suitable for you to duplicate. You shall bear the costs of furnishing these documents (including printing and mailing) to Contract owners or others.

          4.5 We shall provide you, at our expense, with copies of any Trust-sponsored proxy materials in such quantity as you shall reasonably require for distribution to Contract owners who are invested in a designated subaccount. You shall bear the costs of distributing proxy materials (or similar materials such as voting solicitation instructions) to Contract owners.

         4.6 You assume sole responsibility for ensuring that the Trust's prospectuses, shareholder reports and communications, and proxy materials are delivered to Contract owners in accordance with applicable federal and state securities laws.

5.       Voting

         5.1 All Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in the Shared Funding Order.

         5.2 If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares for which no instructions have been received in the same proportion as Trust shares of such Portfolio for which instructions have been received; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law.

         5.3 So long as, and to the extent that, the SEC interprets the 1940 Act to require pass-through voting privileges for Contract owners, you shall provide pass-through voting privileges to Contract owners whose Contract values are invested, through the Accounts, in shares of one or more Portfolios of the Trust. We shall require all Participating Insurance Companies to calculate voting privileges in the same manner and you shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by us. With respect to each Account, you will vote shares of each Portfolio of the Trust held by an Account and for which no timely voting instructions from Contract owners are received in the same proportion as those shares held by that Account for which voting instructions are received. You and your agents will in no way recommend or oppose or interfere with the solicitation of proxies for Portfolio shares held to fund the Contracts without our prior written consent, which consent may be withheld in our sole discretion.

6.       Sales Material, Information and Trademarks

         6.1 For purposes of this Section 6, "Sales literature or other Promotional material" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust, or Underwriter or its affiliates, or refer to the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, electronic communication or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials.

          6.2 You shall furnish, or cause to be furnished to us or our designee, at least one complete copy of each registration statement, prospectus, statement of additional information, private placement memorandum, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively "Disclosure Documents"), as well as any report, solicitation for voting instructions, Sales literature or other Promotional materials, and all amendments to any of the above that relate to the Contracts or the Accounts prior to its first use. You shall furnish, or shall cause to be furnished, to us or our designee each piece of Sales literature or other Promotional material in which the Trust or an Adviser is named, at least fifteen
(15) Business Days prior to its proposed use. No such material shall be used unless we or our designee approve such material and its proposed use.

          6.3 You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in Sales literature or other Promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

          6.4 We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations contained in and accurately derived from Disclosure Documents for the Contracts (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales literature or other Promotional materials, except as required by legal process or regulatory authorities or with your written permission.

         6.5 Except as provided in Section 6.2, you shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any logo or other trademark relating to the Trust or the Underwriter without prior written consent, and upon termination of this Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

7.       Indemnification

         7.1      Indemnification By You

                  7.1.1 You agree to indemnify and hold harmless the Underwriter, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually the "Indemnified Party" for purposes of this Section 7) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with your written consent, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of shares of the Trust or the Contracts and

                           7.1.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a Disclosure Document for the Contracts or in the Contracts themselves or in sales literature generated or approved by you on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Section 7), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to you by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           7.1.1.2 arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined below in Section 7.2) or wrongful conduct of you or persons under your control, with respect to the sale or acquisition of the Contracts or Trust shares; or

                           7.1.1.3 arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined below in Section 7.2 or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of you; or

                           7.1.1.4 arise out of or result from any failure by you to provide the services or furnish the materials required under the terms of this Agreement;

                           7.1.1.5 arise out of or result from any material breach of any representation and/or warranty made by you in this Agreement or arise out of or result from any other material breach of this Agreement by you; or

                           7.1.1.6 arise out of or result from a Contract failing to be considered a life insurance policy or an annuity Contract, whichever is appropriate, under applicable provisions of the Code thereby depriving the Trust of its compliance with Section 817(h) of the Code.

                  7.1.2 You shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or Underwriter, whichever is applicable. You shall also not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified you in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify you of any such claim shall not relieve you from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, you shall be entitled to participate, at your own expense, in the defense of such action. Unless the Indemnified Party releases you from any further obligations under this Section 7.1, you also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from you to such party of the your election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and you will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.1.3 The Indemnified Parties will promptly notify you of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

         7.2      Indemnification By The Underwriter

                  7.2.1 The Underwriter agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually an "Indemnified Party" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the shares of the Trust or the Contracts and:

                           7.2.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement, prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Trust Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission of such alleged statement or omission was made in reliance upon and in conformity with information furnished to us by or on behalf of you for use in the Registration Statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           7.2.1.2 arise out of or as a result of statements or representations (other than statements or representations contained in the Disclosure Documents or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Trust, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

                           7.2.1.3 arise out of any untrue statement or alleged untrue statement of a material fact contained in a Disclosure Document or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to you by or on behalf of the Trust; or

                           7.2.1.4 arise as a result of any failure by us to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification representation specified above in Section 2.2.7 and the diversification requirements specified above in Section 2.2.8; or

                           7.2.1.5 arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 7.2.2 and 7.2.3 hereof.

                  7.2.2 The Underwriter shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you or the Accounts, whichever is applicable.

                  7.2.3 The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Underwriter from any further obligations under this Section 7.2, the Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.2.4 You agree promptly to notify the Underwriter of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with the issuance or sale of the Contracts or the operation of each Account.

         7.3      Indemnification By The Trust

                  7.3.1 The Trust agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust, and arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Sections 7.3.2 and 7.3.3 hereof. It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

                  7.3.2 The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against any Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you, the Trust, the Underwriter or each Account, whichever is applicable.

                  7.3.3 The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Trust from any further obligations under this Section 7.3, the Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.3.4 You agree promptly to notify the Trust of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of the Account, or the sale or acquisition of shares of the Trust.

8.       Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth in Schedule G below or at such other address as such party may from time to time specify in writing to the other party.

9.       Termination

         9.1 This Agreement may be terminated by any party in its entirety or with respect to one, some or all Portfolios for any reason by sixty (60) days advance written notice delivered to the other parties. This Agreement shall terminate immediately in the event of its assignment by any party without the prior written approval of the other parties, or as otherwise required by law.
9.2 This Agreement may be terminated immediately by us upon written notice to you if:

                  9.2.1 you notify the Trust or the Underwriter that the exemption from registration under Section 3(c) of the 1940 Act no longer applies, or might not apply in the future, to the unregistered Accounts, or that the exemption from registration under Section 4(2) or Regulation D promulgated under the 1933 Act no longer applies or might not apply in the future, to interests under the unregistered Contracts; or

                  9.2.2 either one or both of the Trust or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that you have suffered a material adverse change in your business, operations, financial condition or prospects since the date of this Agreement or are the subject of material adverse publicity; or

                  9.2.3  you  give us the  written  notice  specified  above  in
         Section 3.3 and at the same time you give us such notice there was no notice of termination outstanding under any other provision of this Agreement; provided, however, that any termination under this Section
         9.2.3 shall be effective forty-five (45) days after the notice specified in Section 3.3 was given.

         9.3 If this Agreement is terminated for any reason, except as required by the Shared Funding Order or pursuant to Section 9.2.1, above, we shall, at your option, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio pursuant to all of the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement. If this Agreement is terminated as required by the Shared Funding Order, its provisions shall govern.

         9.4 The provisions of Sections 2 (Representations and Warranties) and 7 (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this Agreement, as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 9.3, except that we shall have no further obligation to sell Trust shares with respect to Contracts issued after termination.

         9.5 You shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to your assets held in the Account) except:
(i) as necessary to implement Contract owner initiated or approved transactions;
(ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"); or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, you shall promptly furnish to us the opinion of your counsel (which counsel shall be reasonably satisfactory to us) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, you shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving us ninety (90) days notice of your intention to do so.

10.      Miscellaneous

         10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions of this Agreement or otherwise affect their construction or effect.

         10.2 This Agreement may be executed simultaneously in two or more counterparts, all of which taken together shall constitute one and the same instrument.

         10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         10.4 This Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of California. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder, to any orders of the SEC on behalf of the Trust granting it exemptive relief, and to the conditions of such orders. We shall promptly forward copies of any such orders to you.

         10.5 The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

         10.6 The parties to this Agreement agree that the assets and liabilities of each Portfolio of the Trust are separate and distinct from the assets and liabilities of each other Portfolio. No Portfolio shall be liable or shall be charged for any debt, obligation or liability of any other Portfolio.

         10.7 Each party to this Agreement shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         10.8 Each party to this Agreement shall treat as confidential all information reasonably identified as confidential in writing by any other party to this Agreement, and, except as permitted by this Agreement or as required by legal process or regulatory authorities, shall not disclose, disseminate, or use such names and addresses and other confidential information until such time as they may come into the public domain, without the express written consent of the affected party to this Agreement. Without limiting the foregoing, no party to this Agreement shall disclose any information that such party has been advised is proprietary, except such information that such party is required to disclose by any appropriate governmental authority (including, without limitation, the SEC, the NASD, and state securities and insurance regulators).

         10.9 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

         10.10 The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect, except as provided above in
Section 3.3.

         10.11 Neither this Agreement nor any rights or obligations created by it may be assigned by any party without the prior written approval of the other parties.

         10.12 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

         IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Agreement.

 The Company:               CUNA Mutual Life Insurance Company



                                    By:      /s/Michael S. Daubs
                                       Name:    Michael S. Daubs
                                       Title:   Chief Investment Officer




 The Trust:                 Franklin Templeton Variable Insurance Products Trust

 Only on behalf of each
 Portfolio listed on
  Schedule C hereof.

                                    By:      /s/Karen L. Skidmore
                                       Name:    Karen L. Skidmore
                                       Title:   Assistant Vice President


 The Underwriter:           Franklin Templeton Distributors, Inc.

                                    By:      /s/Philip J. Kearns
                                       Name:    Philip J. Kearns
                                       Title:   Vice President

                                   Schedule A
                                   The Company

CUNA Mutual Life Insurance Company
5910 Mineral Point Road
Madison, WI 53701-0391
A life insurance company organized under Iowa law.

                                   Schedule B
                             Accounts of the Company

1.  Name:                        CUNA Mutual Life Variable Annuity Account
    Date Established:            12-14-1993
    SEC Registration Number:     811- 08260

2.  Name:                        CUNA Mutual Life Group Variable Annuity Account
    Date Established:            08-16-1983
    SEC Registration Number:     N/A

3.  Name:                        CUNA Mutual Life Variable Account
    Date Established:            08-16-1983
    SEC Registration Number:     811- 03915

                                   Schedule C

  Available Portfolios and Classes of Shares of the Trust; Investment Advisers



Franklin Templeton Variable Insurance Products Trust          Investment Adviser

Templeton Developing Markets Securities Fund     Templeton Asset Management Ltd.

                                   Schedule D
                            Contracts of the Company

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                      Contract 1                      Contract 2                       Contract 3
--------------------------- ------------------------------- -------------------------------- -------------------------------

  Contract/Product Name     Members Variable Annuity        CU Pension Saver Group Annuity   MEMBERS Variable Universal
                                                                                             Life

                                                            UltraSaver Group Annuity

                                                            CU UltraSaver Group Annuity
--------------------------- ------------------------------- -------------------------------- -------------------------------
Registered (Y/N)                         Yes                              No                              Yes
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     033-73738                       N/A                              033-19718
--------------------------- ------------------------------- -------------------------------- -------------------------------
Representative Form         1676                            01-GA-2-0390                     190D
Numbers
--------------------------- ------------------------------- -------------------------------- -------------------------------
Separate Account            CUNA Mutual Life Variable       CUNA Mutual Life Group           CUNA Mutual Life Variable
Name/Date Established       Annuity Account (December 14,   Variable Annuity Account         Account (August 16, 1983)
                            1993)                           (August 16, 1983)
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     811-08260                       N/A                              811-03915
--------------------------- ------------------------------- -------------------------------- -------------------------------
Portfolios and Classes      Templeton Developing Markets    Templeton Developing Markets     Templeton Developing Markets
                            Securities Fund Class 2         Securities Fund Class 2          Securities Fund Class 2
--------------------------- ------------------------------- -------------------------------- -------------------------------


                                Schedule D cont.
                            Contracts of the Company

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                      Contract 4                      Contract 5                       Contract 6
--------------------------- ------------------------------- -------------------------------- -------------------------------
  Contract/Product Name     MEMBERS Variable Universal
                            Life
--------------------------- ------------------------------- -------------------------------- -------------------------------
Registered (Y/N)            Yes
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     033-81499
--------------------------- ------------------------------- -------------------------------- -------------------------------
Representative Form         99-VUL

Numbers
--------------------------- ------------------------------- -------------------------------- -------------------------------
Separate Account            CUNA Mutual Life Variable
Name/Date Established       Account (August 16, 1983)
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC Registration Number     811-03915
--------------------------- ------------------------------- -------------------------------- -------------------------------
Portfolios and Classes      Templeton Developing Markets
                            Securities Fund Class 2
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                   Schedule E
                 Other Portfolios Available under the Contracts

1.       Investment Company:        CIMCO Ultra Series Fund

         Portfolios:                Money Market Fund
                                    Bond Fund
                                    Balanced Fund
                                    Growth & Income Stock Fund
                                    Capital Appreciation Stock Fund

2.       Investment Company:        MFS Variable Insurance Trust

         Portfolios:                World Governments Fund
                                    Emerging Growth Fund

3.       Investment Company:        T. Rowe Price International Series, Inc.

         Portfolio:                 International Stock Fund

4.       Investment Company:        Oppenheimer Variable Account Funds

         Portfolio:                 High Income Fund

                                   Schedule F

redacted

                                   Schedule G
                              Addresses for Notices

  To the Company:      CUNA Mutual Life Insurance Company
                       5910 Mineral Point Road
                       Madison, WI 53701-0391
                       Attention: Associate General Counsel

  To the Trust:        Franklin Templeton Variable Insurance Products Trust
                       777 Mariners Island Boulevard
                       San Mateo, California 94404
                       Attention:  Karen L. Skidmore, Assistant Vice President

  To the Underwriter:  Franklin Templeton Distributors, Inc.
                       777 Mariners Island Boulevard
                       San Mateo, California  94404
                       Attention:  Philip J. Kearns, Vice President

                                   Schedule H
                              Shared Funding Order
                 Templeton Variable Products Series Fund, et al.
                               File No. 812-11698
                       SECURITIES AND EXCHANGE COMMISSION

                                                         Release No. IC-24018
                                                          1999 SEC LEXIS 1887

                               September 17, 1999

ACTION:  Notice of  application  for an amended  order of exemption  pursuant to
Section 6(c) of the Investment Company Act of 1940 (the "1940 Act") from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder.

TEXT:  Summary of  Application:  Templeton  Variable  Products  Series Fund (the
"Templeton Trust"), Franklin Templeton Variable Insurance Products Trust (formerly Franklin Valuemark Funds) (the "VIP Trust," and together with the Templeton Trust, the "Funds"), Templeton Funds Annuity Company ("TFAC") or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor ("Future Funds") seek an amended order of the Commission to (1) add as parties to that order the VIP Trust and any Future Funds and (2) permit shares of the Funds and Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

   Applicants: Templeton Variable Products Series Fund, Franklin Templeton Variable Insurance Products Trust, Templeton Funds Annuity Company or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor (collectively, the "Applicants").

   Filing Date: The application was filed on July 14, 1999, and amended and restated on September 17, 1999.

   Hearing or Notification of Hearing: An order granting the application will be issued unless the Commission orders a hearing. Interested persons may request a hearing by writing to the Secretary of the Commission and serving Applicants with a copy of the request, personally or by mail. Hearing requests should be received by the Commission by 5:30 p.m., on October 12, 1999, and should be accompanied by proof of service on the Applicants in the form of an affidavit or, for lawyers, a certificate of service. Hearing requests should state the nature of the writer's interest, the reason for the request, and the issues contested. Persons who wish to be notified of a hearing may request notification by writing to the Secretary of the Commission.

   Addresses: Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609.

   Applicants: Templeton Variable Products Series Fund and Franklin Templeton Variable Insurance Products Trust, 777 Mariners Island Boulevard, San Mateo, California 94404, Attn: Karen L. Skidmore, Esq.

   For Further Information Contact: Kevin P. McEnery, Senior Counsel, or Susan
M. Olson, Branch Chief, Office of Insurance Products, Division of Investment Management, at (202) 942-0670.

   Supplementary Information: The following is a summary of the application. The complete application is available for a fee from the SEC's Public Reference Branch, 450 Fifth Street, N.W., Washington, D.C. 20549-0102 (tel. (202) 942-8090).

   Applicants' Representations:

   1. Each of the Funds is registered under the 1940 Act as an open-end management investment company and was organized as a Massachusetts business trust. The Templeton Trust currently consists of eight separate series, and the VIP Trust consists of twenty-five separate series. Each Fund's Declaration of Trust permits the Trustees to create additional series of shares at any time. The Funds currently serve as the underlying investment medium for variable annuity contracts and variable life insurance policies issued by various insurance companies. The Funds have entered into investment management agreements with certain investment managers ("Investment Managers") directly or indirectly owned by Franklin Resources, Inc. ("Resources"), a publicly owned company engaged in the financial services industry through its subsidiaries.

   2. TFAC is an indirect, wholly owned subsidiary of Resources. TFAC is the sole insurance company in the Franklin Templeton organization, and specializes in the writing of variable annuity contracts. The Templeton Trust has entered into a Fund Administration Agreement with Franklin Templeton Services, Inc. ("FT Services"), which replaced TFAC in 1998 as administrator, and FT Services subcontracts certain services to TFAC. FT Services also serves as administrator to all series of the VIP Trust. TFAC and FT Services provide certain administrative facilities and services for the VIP and Templeton Trusts.

   3. On November 16, 1993, the Commission issued an order granting exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (Investment Company Act Release No. 19879, File No. 812-8546) (the "Original Order"). Applicants incorporate by reference into the application the Application for the Original Order and each amendment thereto, the Notice of Application for the Original Order, and the Original Order, to the extent necessary, to supplement the representations made in the application in support of the requested relief. Applicants represent that all of the facts asserted in the Application for the Original Order and any amendments thereto remain true and accurate in all material respects to the extent that such facts are relevant to any relief on which Applicants continue to rely. The Original Order allows the Templeton Trust to offer its shares to insurance companies as the investment vehicle for their separate accounts supporting variable annuity contracts and variable life insurance contracts (collectively, the "Variable Contracts"). Applicants state that the Original Order does not (i) include the VIP Trust or Future Funds as parties, nor (ii) expressly address the sale of shares of the Funds or any Future Funds to qualified pension and retirement plans outside the separate account context including, without limitation, those trusts, plans, accounts, contracts or annuities described in Sections 401(a), 403(a), 403(b), 408(b), 408(k), 414(d), 457(b), 501(c)(18) of the Internal Revenue Code of 1986, as amended (the "Code"), and any other trust, plan, contract, account or annuity that is determined to be within the scope of Treasury Regulation 1.817.5(f)(3)(iii) ("Qualified Plans").

   4. Separate accounts owning shares of the Funds and their insurance company depositors are referred to in the application as "Participating Separate Accounts" and "Participating Insurance Companies," respectively. The use of a common management investment company as the underlying investment medium for both variable annuity and variable life insurance separate accounts of a single insurance company (or of two or more affiliated insurance companies) is referred to as "mixed funding." The use of a common management investment company as the underlying investment medium for variable annuity and/or variable life insurance separate accounts of unaffiliated insurance companies is referred to as "shared funding."

   Applicants' Legal Analysis:

   1. Applicants  request that the Commission issue an amended order pursuant to
Section 6(c) of the 1940 Act, adding the VIP Trust and Future Funds to the Original Order and exempting scheduled premium variable life insurance separate accounts and flexible premium variable life insurance separate accounts of Participating Insurance Companies (and, to the extent necessary, any principal underwriter and depositor of such an account) and the Applicants from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and
6e-3(T)(b)(15) (and any comparable rule) thereunder, respectively, to the extent necessary to permit shares of the Funds and any Future Funds to be sold to and held by Qualified Plans. Applicants submit that the exemptions requested are appropriate in the public interest, consistent with the protection of investors, and consistent with the purposes fairly intended by the policy and provisions of the 1940 Act.

   2. The Original Order does not include the VIP Trust or Future Funds as parties nor expressly address the sale of shares of the Funds or any Future Funds to Qualified Plans. Applicants propose that the VIP Trust and Future Funds be added as parties to the Original Order and the Funds and any Future Funds be permitted to offer and sell their shares to Qualified Plans.

   3. Section 6(c) of the 1940 Act provides, in part, that the Commission, by order upon application, may conditionally or unconditionally exempt any person, security or transaction, or any class or classes of persons, securities or transactions from any provisions of the 1940 Act or the rules or regulations thereunder, if and to the extent that such exemption is necessary or appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

   4. In connection with the funding of scheduled premium variable life insurance contracts issued through a separate account registered under the 1940 Act as a unit investment trust ("UIT"), Rule 6e-2(b)(15) provides partial exemptions from various provisions of the 1940 Act, including the following: (1)
Section 9(a), which makes it unlawful for certain individuals to act in the capacity of employee, officer, or director for a UIT, by limiting the application of the eligibility restrictions in Section 9(a) to affiliated persons directly participating in the management of a registered management investment company; and (2) Sections 13(a), 15(a) and 15(b) of the 1940 Act to the extent that those sections might be deemed to require "pass-through" voting with respect to an underlying fund's shares, by allowing an insurance company to disregard the voting instructions of contractowners in certain circumstances.

   5. These exemptions are available, however, only where the management investment company underlying the separate account (the "underlying fund") offers its shares "exclusively to variable life insurance separate accounts of the life insurer, or of any affiliated life insurance company." Therefore, Rule 6e-2 does not permit either mixed funding or shared funding because the relief granted by Rule 6e-2(b)(15) is not available with respect to a scheduled premium variable life insurance separate account that owns shares of an underlying fund that also offers its shares to a variable annuity or a flexible premium variable life insurance separate account of the same company or of any affiliated life insurance company. Rule 6e-2(b)(15) also does not permit the sale of shares of the underlying fund to Qualified Plans.

   6. In connection with flexible premium variable life insurance contracts issued through a separate account registered under the 1940 Act as a UIT, Rule 6e-3(T)(b)(15) also provides partial exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act. These exemptions, however, are available only where the separate account's underlying fund offers its shares "exclusively to separate accounts of the life insurer, or of any affiliated life insurance company, offering either scheduled contracts or flexible contracts, or both; or which also offer their shares to variable annuity separate accounts of the life insurer or of an affiliated life insurance company." Therefore, Rule 6e-3(T) permits mixed funding but does not permit shared funding and also does not permit the sale of shares of the underlying fund to Qualified Plans. As noted above, the Original Order granted the Templeton Trust exemptive relief to permit mixed and shared funding, but did not expressly address the sale of its shares to Qualified Plans.

   7. Applicants note that if the Funds were to sell their shares only to Qualified Plans, exemptive relief under Rule 6e-2 and Rule 6e-3(T) would not be necessary. Applicants state that the relief provided for under Rule 6e-2(b)(15) and Rule 6e-3(T)(b)(15) does not relate to qualified pension and retirement plans or to a registered investment company's ability to sell its shares to such plans.

   8. Applicants state that changes in the federal tax law have created the opportunity for each of the Funds to increase its asset base through the sale of its shares to Qualified Plans. Applicants state that Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the assets underlying Variable Contracts. Treasury Regulations generally require that, to meet the diversification requirements, all of the beneficial interests in the underlying investment company must be held by the segregated asset accounts of one or more life insurance companies. Notwithstanding this, Applicants note that the Treasury Regulations also contain an exception to this requirement that permits trustees of a Qualified Plan to hold shares of an investment company, the shares of which are also held by insurance company segregated asset accounts, without adversely affecting the status of the investment company as an adequately diversified underlying investment of Variable Contracts issued through such segregated asset accounts (Treas. Reg. 1.817-5(f)(3)(iii)).

   9. Applicants state that the promulgation of Rules 6e-2(b)(15) and 6e-3(T)(b)(15) under the 1940 Act preceded the issuance of these Treasury
Regulations. Thus, Applicants assert that the sale of shares of the same investment company to both separate accounts and Qualified Plans was not
contemplated   at  the  time  of  the   adoption   of  Rules   6e-2(b)(15)   and
6e-3(T)(b)(15).

   10. Section 9(a) provides that it is unlawful for any company to serve as investment adviser or principal underwriter of any registered open-end investment company if an affiliated person of that company is subject to a disqualification enumerated in Section 9(a)(1) or (2). Rules 6e-2(b)(15) and 6e-3(T)(b)(15) provide exemptions from Section 9(a) under certain circumstances, subject to the limitations on mixed and shared funding. These exemptions limit the application of the eligibility restrictions to affiliated individuals or companies that directly participate in the management of the underlying portfolio investment company.

   11. Applicants state that the relief granted in Rule 6e-2(b)(15) and 6e-3(T)(b)(15) from the requirements of Section 9 limits, in effect, the amount of monitoring of an insurer's personnel that would otherwise be necessary to ensure compliance with Section 9 to that which is appropriate in light of the policy and purposes of Section 9. Applicants submit that those Rules recognize that it is not necessary for the protection of investors or the purposes fairly intended by the policy and provisions of the 1940 Act to apply the provisions of
Section 9(a) to the many individuals involved in an insurance company complex, most of whom typically will have no involvement in matters pertaining to investment companies funding the separate accounts.

   12. Applicants to the Original Order previously requested and received relief from Section 9(a) and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) to the extent necessary to permit mixed and shared funding. Applicants maintain that the relief previously granted from Section 9(a) will in no way be affected by the proposed sale of shares of the Funds to Qualified Plans. Those individuals who participate in the management or administration of the Funds will remain the same regardless of which Qualified Plans use such Funds. Applicants maintain that more broadly applying the requirements of Section 9(a) because of investment by Qualified Plans would not serve any regulatory purpose. Moreover, Qualified Plans, unlike separate accounts, are not themselves investment companies and therefore are not subject to Section 9 of the 1940 Act.

   13. Applicants state that Rules 6e-2(b)(15)(iii) and 6e-3(T)(b)(15)(iii) provide exemptions from the pass-through voting requirement with respect to several significant matters, assuming the limitations on mixed and shared funding are observed. Rules 6e-2(b)(15)(iii)(A) and 6e-3(T)(b)(15)(iii)(A) provide that the insurance company may disregard the voting instructions of its contractowners with respect to the investments of an underlying fund or any contract between a fund and its investment adviser, when required to do so by an insurance regulatory authority (subject to the provisions of paragraphs
(b)(5)(i) and (b)(7)(ii)(A) of the Rules). Rules 6e-2(b)(15)(iii)(B) and 6e-3(T)(b)(15)(iii)(A)(2) provide that the insurance company may disregard contractowners' voting instructions if the contractowners initiate any change in such company's investment policies, principal underwriter, or any investment adviser (provided that disregarding such voting instructions is reasonable and subject to the other provisions of paragraphs (b)(5)(ii) and (b)(7)(ii)(B) and
(C) of the Rules).

   14. Applicants assert that Qualified Plans, which are not registered as investment companies under the 1940 Act, have no requirement to pass-through the voting rights to plan participants. Applicants state that applicable law expressly reserves voting rights to certain specified persons. Under Section 403(a) of the Employment Retirement Income Security Act ("ERISA"), shares of a fund sold to a Qualified Plan must be held by the trustees of the Qualified
Plan. Section 403(a) also provides that the trustee(s) must have exclusive authority and discretion to manage and control the Qualified Plan with two exceptions: (1) when the Qualified Plan expressly provides that the trustee(s) are subject to the direction of a named fiduciary who is not a trustee, in which case the trustees are subject to proper directions made in accordance with the terms of the Qualified Plan and not contrary to ERISA; and (2) when the authority to manage, acquire or dispose of assets of the Qualified Plan is delegated to one or more investment managers pursuant to Section 402(c)(3) of ERISA. Unless one of the two above exceptions stated in Section 403(a) applies, Qualified Plan trustees have the exclusive authority and responsibility for voting proxies. Where a named fiduciary to a Qualified Plan appoints an investment manager, the investment manager has the responsibility to vote the shares held unless the right to vote such shares is reserved to the trustees or the named fiduciary. Where a Qualified Plan does not provide participants with the right to give voting instructions, Applicants do not see any potential for material irreconcilable conflicts of interest between or among variable contract holders and Qualified Plan investors with respect to voting of the respective Fund's shares. Accordingly, Applicants state that, unlike the case with insurance company separate accounts, the issue of the resolution of material irreconcilable conflicts with respect to voting is not present with respect to such Qualified Plans since the Qualified Plans are not entitled to pass-through voting privileges.

   15. Even if a Qualified Plan were to hold a controlling interest in one of the Funds, Applicants believe that such control would not disadvantage other investors in such Fund to any greater extent than is the case when any institutional shareholder holds a majority of the voting securities of any open-end management investment company. In this regard, Applicants submit that investment in a Fund by a Qualified Plan will not create any of the voting complications occasioned by mixed funding or shared funding. Unlike mixed or shared funding, Qualified Plan investor voting rights cannot be frustrated by veto rights of insurers or state regulators.

   16. Applicants state that some of the Qualified Plans, however, may provide for the trustee(s), an investment adviser (or advisers), or another named fiduciary to exercise voting rights in accordance with instructions from participants. Where a Qualified Plan provides participants with the right to give voting instructions, Applicants see no reason to believe that participants in Qualified Plans generally or those in a particular Qualified Plan, either as a single group or in combination with participants in other Qualified Plans, would vote in a manner that would disadvantage Variable Contract holders. In sum, Applicants maintain that the purchase of shares of the Funds by Qualified Plans that provide voting rights does not present any complications not otherwise occasioned by mixed or shared funding.

   17. Applicants do not believe that the sale of the shares of the Funds to Qualified Plans will increase the potential for material irreconcilable conflicts of interest between or among different types of investors. In particular, Applicants see very little potential for such conflicts beyond that which would otherwise exist between variable annuity and variable life insurance contractowners.

   18. As noted above, Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable contracts held in an underlying mutual fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance, as applicable, for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified.

   19. Treasury Department Regulations issued under Section 817(h) provide that, in order to meet the statutory diversification requirements, all of the beneficial interests in the investment company must be held by the segregated asset accounts of one or more insurance companies. However, the Regulations contain certain exceptions to this requirement, one of which allows shares in an underlying mutual fund to be held by the trustees of a qualified pension or retirement plan without adversely affecting the ability of shares in the underlying fund also to be held by separate accounts of insurance companies in connection with their variable contracts (Treas. Reg. 1.817-5(f)(3)(iii)). Thus, Applicants believe that the Treasury Regulations specifically permit "qualified pension or retirement plans" and separate accounts to invest in the same underlying fund. For this reason, Applicants have concluded that neither the Code nor the Treasury Regulations or revenue rulings thereunder presents any inherent conflict of interest.

   20. Applicants note that while there are differences in the manner in which distributions from Variable Contracts and Qualified Plans are taxed, these differences will have no impact on the Funds. When distributions are to be made, and a Separate Account or Qualified Plan is unable to net purchase payments to make the distributions, the Separate Account and Qualified Plan will redeem shares of the Funds at their respective net asset value in conformity with Rule 22c-1 under the 1940 Act (without the imposition of any sales charge) to provide proceeds to meet distribution needs. A Qualified Plan will make distributions in accordance with the terms of the Qualified Plan.

   21. Applicants maintain that it is possible to provide an equitable means of giving voting rights to Participating Separate Account contractowners and to Qualified Plans. In connection with any meeting of shareholders, the Funds will inform each shareholder, including each Participating Insurance Company and Qualified Plan, of information necessary for the meeting, including their respective share of ownership in the relevant Fund. Each Participating Insurance Company will then solicit voting instructions in accordance with Rules 6e-2 and 6e-3(T), as applicable, and its participation agreement with the relevant Fund. Shares held by Qualified Plans will be voted in accordance with applicable law. The voting rights provided to Qualified Plans with respect to shares of the Funds would be no different from the voting rights that are provided to Qualified Plans with respect to shares of funds sold to the general public.

   22. Applicants have concluded that even if there should arise issues with respect to a state insurance commissioner's veto powers over investment objectives where the interests of contractowners and the interests of Qualified Plans are in conflict, the issues can be almost immediately resolved since the trustees of (or participants in) the Qualified Plans can, on their own, redeem the shares out of the Funds. Applicants note that state insurance commissioners have been given the veto power in recognition of the fact that insurance companies usually cannot simply redeem their separate accounts out of one fund and invest in another. Generally, time-consuming, complex transactions must be undertaken to accomplish such redemptions and transfers. Conversely, the trustees of Qualified Plans or the participants in participant-directed Qualified Plans can make the decision quickly and redeem their interest in the Funds and reinvest in another funding vehicle without the same regulatory impediments faced by separate accounts or, as is the case with most Qualified Plans, even hold cash pending suitable investment.

   23. Applicants also state that they do not see any greater potential for material irreconcilable conflicts arising between the interests of participants under Qualified Plans and contractowners of Participating Separate Accounts from possible future changes in the federal tax laws than that which already exist between variable annuity contractowners and variable life insurance contractowners.

   24. Applicants state that the sale of shares of the Funds to Qualified Plans in addition to separate accounts of Participating Insurance Companies will result in an increased amount of assets available for investment by the Funds. This may benefit variable contractowners by promoting economies of scale, by permitting increased safety of investments through greater diversification, and by making the addition of new portfolios more feasible.

   25. Applicants assert that, regardless of the type of shareholders in each Fund, each Fund's Investment Manager is or would be contractually and otherwise obligated to manage the Fund solely and exclusively in accordance with that Fund's investment objectives, policies and restrictions as well as any guidelines established by the Board of Trustees of such Fund (the "Board"). The Investment Manager works with a pool of money and (except in a few instances where this may be required in order to comply with state insurance laws) does not take into account the identity of the shareholders. Thus, each Fund will be managed in the same manner as any other mutual fund. Applicants therefore see no significant legal impediment to permitting the sale of shares of the Funds to Qualified Plans.

   26. Applicants state that the Commission has permitted the amendment of a substantially similar original order for the purpose of adding a party to the original order and has permitted open-end management investment companies to offer their shares directly to Qualified Plan in addition to separate accounts of affiliated or unaffiliated insurance companies which issue either or both variable annuity contracts or variable life insurance contracts. Applicants state that the amended order sought in the application is identical to precedent with respect to the conditions Applicants propose should be imposed on Qualified Plans in connection with investment in the Funds.

   Applicants' Conditions:

   If the requested amended order is granted, Applicants consent to the following conditions:

   1. A majority of the Board of each Fund shall consist of persons who are not "interested persons" thereof, as defined by Section 2(a)(19) of the 1940 Act, and the rules thereunder and as modified by any applicable orders of the Commission, except that if this condition is not met by reason of the death, disqualification or bona fide resignation of any Board Member or Members, then the operation of this condition shall be suspended: (a) for a period of 45 days if the vacancy or vacancies may be filled by the remaining Board Members; (b) for a period of 60 days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the Commission may prescribe by order upon application.

   2. The Board will monitor their respective Fund for the existence of any material irreconcilable conflict among the interests of the Variable Contract owners of all Separate Accounts investing in the Funds and of the Qualified Plan participants investing in the Funds. The Board will determine what action, if any, shall be taken in response to such conflicts. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Funds are being managed; (e) a difference in voting instructions given by variable annuity contract owners, variable life insurance contract owners, and trustees of Qualified Plans; (f) a decision by an insurer to disregard the voting instructions of Variable Contract owners; or (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of Qualified Plan participants.

   3. Participating Insurance Companies, the Investment Managers, and any Qualified Plan that executes a fund participation agreement upon becoming an owner of 10 percent or more of the assets of an Fund (a "Participating Qualified Plan"), will report any potential or existing conflicts of which it becomes aware to the Board of any relevant Fund. Participating Insurance Companies, the Investment Managers and the Participating Qualified Plans will be responsible for assisting the Board in carrying out its responsibilities under these conditions by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This responsibility includes, but is not limited to, an obligation by each Participating Insurance Company to inform the Board whenever voting instructions of Contract owners are disregarded and, if pass-through voting is applicable, an obligation by each Participating Qualified Plan to inform the Board whenever it has determined to disregard Qualified Plan participant voting instructions. The responsibility to report such information and conflicts, and to assist the Board, will be contractual obligations of all Participating Insurance Companies investing in the Funds under their agreements governing participation in the Funds, and such agreements shall provide that these responsibilities will be carried out with a view only to the interests of the Variable Contract owners. The responsibility to report such information and conflicts, and to assist the Board, will be contractual obligations of all Participating Qualified Plans under their agreements governing participation in the Funds, and such agreements will provide that their responsibilities will be carried out with a view only to the interests of Qualified Plan participants.

   4. If it is determined by a majority of the Board of a Fund, or by a majority of the disinterested Board Members, that a material irreconcilable conflict exists, the relevant Participating Insurance Companies and Participating Qualified Plans will, at their own expense and to the extent reasonably practicable as determined by a majority of the disinterested Board Members, take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps could include: (a) in the case of Participating Insurance Companies, withdrawing the assets allocable to some or all of the Separate Account s from the Fund or any portfolio thereof and reinvesting such assets in a different investment medium, including another portfolio of an Fund or another Fund, or submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., variable annuity contract owners or variable life insurance contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; (b) in the case of Participating Qualified Plans, withdrawing the assets allocable to some or all of the Qualified Plans from the Fund and reinvesting such assets in a different investment medium; and (c) establishing a new registered management investment company or managed Separate Account. If a material irreconcilable conflict arises because of a decision by a Participating Insurance Company to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, then the insurer may be required, at the Fund's election, to withdraw the insurer's Separate Account investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. If a material irreconcilable conflict arises because of a Participating Qualified Plan's decision to disregard Qualified Plan participant voting instructions, if applicable, and that decision represents minority position or would preclude a majority vote, the Participating Qualified Plan may be required, at the Fund's election, to withdraw its investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take remedial action in the event of a determination by a Board of a material irreconcilable conflict and to bear the cost of such remedial action will be a contractual obligation of all Participating Insurance Companies and Participating Qualified Plans under their agreements governing participation in the Funds, and these responsibilities will be carried out with a view only to the interest of Variable Contract owners and Qualified Plan participants.

   5. For purposes of Condition 4, a majority of the disinterested Board Members of the applicable Board will determine whether or not any proposed action adequately remedies any material irreconcilable conflict, but in no event will the relevant Fund or the Investment Managers be required to establish a new funding medium for any Contract. No Participating Insurance Company shall be required by Condition 4 to establish a new funding medium for any Variable Contract if any offer to do so has been declined by vote of a majority of the Variable Contract owners materially and adversely affected by the material irreconcilable conflict. Further, no Participating Qualified Plan shall be required by Condition 4 to establish a new funding medium for any Participating Qualified Plan if (a) a majority of Qualified Plan participants materially and adversely affected by the irreconcilable material conflict vote to decline such offer, or (b) pursuant to governing Qualified Plan documents and applicable law, the Participating Qualified Plan makes such decision without a Qualified Plan participant vote.

   6. The determination of the Board of the existence of a material irreconcilable conflict and its implications will be made known in writing promptly to all Participating Insurance Companies and Participating Qualified Plans.

   7. Participating Insurance Companies will provide pass-through voting privileges to Variable Contract owners who invest in registered Separate Accounts so long as and to the extent that the Commission continues to interpret the 1940 Act as requiring pass-through voting privileges for Variable Contract owners. As to Variable Contracts issued by unregistered Separate Accounts, pass-through voting privileges will be extended to participants to the extent granted by issuing insurance companies. Each Participating Insurance Company will also vote shares of the Funds held in its Separate Accounts for which no voting instructions from Contract owners are timely received, as well as shares of the Funds which the Participating Insurance Company itself owns, in the same proportion as those shares of the Funds for which voting instructions from contract owners are timely received. Participating Insurance Companies will be responsible for assuring that each of their registered Separate Accounts participating in the Funds calculates voting privileges in a manner consistent with other Participating Insurance Companies. The obligation to calculate voting privileges in a manner consistent with all other registered Separate Accounts investing in the Funds will be a contractual obligation of all Participating Insurance Companies under their agreements governing their participation in the Funds. Each Participating Qualified Plan will vote as required by applicable law and governing Qualified Plan documents.

   8. All reports of potential or existing conflicts received by the Board of a Fund and all action by such Board with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating Qualified Plans of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the meetings of such Board or other appropriate records, and such minutes or other records shall be made available to the Commission upon request.

   9. Each Fund will notify all Participating Insurance Companies that separate disclosure in their respective Separate Account prospectuses may be appropriate to advise accounts regarding the potential risks of mixed and shared funding. Each Fund shall disclose in its prospectus that (a) the Fund is intended to be a funding vehicle for variable annuity and variable life insurance contracts offered by various insurance companies and for qualified pension and retirement plans; (b) due to differences of tax treatment and other considerations, the interests of various Contract owners participating in the Fund and/or the interests of Qualified Plans investing in the Fund may at some time be in conflict; and (c) the Board of such Fund will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.

   10. Each Fund will comply with all provisions of the 1940 Act requiring voting by shareholders (which, for these purposes, will be the persons having a voting interest in the shares of the Funds), and, in particular, the Funds will either provide for annual shareholder meetings (except insofar as the Commission may interpret Section 16 of the 1940 Act not to require such meetings) or comply with Section 16(c) of the 1940 Act, although the Funds are not the type of trust described in Section 16(c) of the 1940 Act, as well as with Section 16(a) of the 1940 Act and, if and when applicable, Section 16(b) of the 1940 Act. Further, each Fund will act in accordance with the Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of Board
Members and with whatever rules the Commission may promulgate with respect thereto.

   11. If and to the extent Rules 6e-2 or 6e-3(T) under the 1940 Act is amended, or proposed Rule 6e-3 under the 1940 Act is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder, with respect to mixed or shared funding on terms and conditions materially different from any exemptions granted in the order requested in the application, then the Funds and/or Participating Insurance Companies and Participating Qualified Plans, as appropriate, shall take such steps as may be necessary to comply with such Rules 6e-2 and 6e-3(T), as amended, or proposed Rule 6e-3, as adopted, to the extent that such Rules are applicable.

   12. The Participating Insurance Companies and Participating Qualified Plans and/or the Investment Managers, at least annually, will submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out obligations imposed upon it by the conditions contained in the application. Such reports, materials and data will be submitted more frequently if deemed appropriate by the Board. The obligations of the Participating Insurance Companies and Participating Qualified Plans to provide these reports, materials and data to the Board, when the Board so reasonably requests, shall be a contractual obligation of all Participating Insurance Companies and Participating Qualified Plans under their agreements governing participation in the Funds.

   13. If a Qualified Plan should ever become a holder of ten percent or more of the assets of a Fund, such Qualified Plan will execute a participation agreement with the Fund that includes the conditions set forth herein to the extent applicable. A Qualified Plan will execute an application containing an acknowledgment of this condition upon such Qualified Plan's initial purchase of the shares of any Fund.

   Conclusion:

   Applicants assert that, for the reasons summarized above, the requested exemptions are appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

   For the Commission, by the Division of Investment Management, pursuant to delegated authority.

                 Templeton Variable Products Series Fund, et al.
                               File No. 812-11698
                       SECURITIES AND EXCHANGE COMMISSION

                                                         Release No. IC-24079
                                                          1999 SEC LEXIS 2177

                                October 13, 1999

ACTION:  Order Granting Exemptions

TEXT: Templeton Variable Products Series Fund ("Templeton Trust"), Franklin Templeton Variable Insurance Products Trust ("VIP Trust"), Templeton Funds Annuity Company ("TFAC") or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor ("Future Funds") filed an application on July 14, 1999, and an amendment on September 17, 1999 seeking an amended order of the Commission pursuant to
Section 6(c) of the Investment Company Act of 1940 ("1940 Act") exempting them from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15). The prior order (Rel. No. IC-19879) granted exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies. The proposed relief would amend the prior order to add as parties to that order the VIP Trust and any Future Funds and to permit shares of the Templeton Trust, the VIP Trust, and Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

  A notice of the filing of the application was issued on September 17, 1999 (Rel. No. IC-24018). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing should be ordered. No request for a hearing has been filed, and the Commission has not ordered a hearing.

   The matter has been considered, and it is found that granting the requested exemptions is appropriate in the public interest and consistent with the protection of investors and the purposes intended by the policy and provisions of the 1940 Act.

   Accordingly,

   IT IS ORDERED, pursuant to Section 6(c) of the 1940 Act, that the requested exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, be, and hereby are, granted, effective forthwith.

   For the Commission, by the Division of Investment Management, pursuant to delegated authority.

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James C. Barbre, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                   /s/ James C. Barbre
                                   James C. Barbre
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Robert W. Bream, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                   /s/ Robert W. Bream
                                   Robert W. Bream
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James L. Bryan, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                   /s/ James L. Bryan
                                   James L. Bryan
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Loretta M. Burd, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                   /s/ Loretta M. Burd
                                   Loretta M. Burd
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Ralph B. Canterbury, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                   /s/ Ralph B. Canterbury
                                   Ralph B. Canterbury
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Rudolf J. Hanley, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                   /s/ Rudolf J. Hanley
                                   Rudolf J. Hanley
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jerald R. Hinrichs, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                   /s/ Jerald R. Hinrichs
                                   Jerald R. Hinrichs
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Michael B. Kitchen, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                   /s/ Michael B. Kitchen
                                   Michael B. Kitchen
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Brian L. McDonnell, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                   /s/ Brian L. McDonnell
                                   Brian L. McDonnell
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, C. Alan Peppers, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                   /s/ C. Alan Peppers
                                   C. Alan Peppers
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Omer K. Reed, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                   /s/ Omer K. Reed
                                   Omer K. Reed
                                   Director, CUNA Mutual Life Insurance Company


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                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Neil A. Springer, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                   /s/ Neil A. Springer
                                   Neil A. Springer
                                   Director, CUNA Mutual Life Insurance Company


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                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Farouk D. G. Wang, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                   /s/ Farouk D. G. Wang
                                   Farouk D. G. Wang
                                   Director, CUNA Mutual Life Insurance Company


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                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Larry T. Wilson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 24th day of February, 2001.

                                   /s/ Larry T.  Wilson
                                   Larry T.  Wilson
                                   Director, CUNA Mutual Life Insurance Company



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